UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4503

Aquila Municipal Trust

(Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600

New York, New York 10036

(Address of principal executive offices) (Zip code)

Joseph P. DiMaggio

120 West 45th Street, Suite 3600

New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code:
(212) 697-6666

Date of fiscal year end: 3/31/24

Date of reporting period: 3/31/24

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

March 31, 2024

Aquila Tax-Free Trust of Arizona
Aquila Tax-Free Fund of Colorado
Aquila Churchill Tax-Free Fund of Kentucky
Aquila Tax-Free Trust of Oregon
Aquila Narragansett Tax-Free Income Fund
Aquila Tax-Free Fund For Utah

Aquila Municipal Trust Assessing the Current Environment and Preparing for What May Lie Ahead

May, 2024

Dear Fellow Shareholder:

One of the primary characteristics of fixed income investments, including municipal bonds, is an inherent dependency on certain market conditions. Perhaps chief among them is the direction of interest rates, which results in a direct, inverse relationship between bond yields and valuations. Although expected, this yield/valuation dynamic has been further influenced by mounting uncertainty regarding interest rates and federal monetary policy for the year ahead. The Federal Reserve (the “Fed”), which previously signaled a series of rate cuts in 2024, has instead adopted a wait-and-see approach — suggesting that interest rates may remain “higher for longer.” In the process, bond yields have generally remained elevated, offering income-oriented investors attractive yield opportunities. On the other hand, investors focused on bond valuations remain skittish about their principal investments.

Current market conditions, thus, beg the questions: Will the Fed decide to cut interest rates in 2024? How might bond yields and valuations be affected going forward? While no one has a crystal ball, of course, we believe it’s important to understand the current environment and prepare for what may lie ahead.

Potential Implications for Municipal Bonds

Municipal securities generally began the year on a positive note, continuing the strong rally that occurred toward the end of 2023. However, as the first quarter unfolded, bond valuations gave way to a prevailing increase in yields that swept across fixed income markets. Overall, municipal bonds performed respectably on a relative basis, especially considering a significant amount of volatility among many fixed income asset classes, including U.S. Treasury securities. In addition to enduring interest rate volatility, U.S. Treasuries have continued to experience an inversion of the yield curve. The municipal yield curve has also experienced somewhat of an aberration, taking on an atypical “ladle” shape. Much of these conditions have come amid continued uncertainty about the direction of interest rates, and as investors appeared to gravitate toward shorter-term durations and investment alternatives.

As referenced above, short-term interest rates are largely driven by the monetary policy adopted by the Federal Reserve. A rather striking strategic change by the Fed in recent months has introduced added uncertainty for financial markets. For instance,

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at the Federal Open Market Committee (“FOMC”) meeting in December 2023, the Fed indicated that it was prepared to begin implementing a series of rate cuts during the coming year. And this stance was reiterated as recently as the FOMC meeting in March. However, citing stubborn inflation and stronger-than-expected economic data, the Fed instead elected to again hold rates steady and maintain the overnight federal funds rate (the rate that banks charge each other to borrow or lend excess reserves overnight) at its target range of 5.25% to 5.5%. In fact, the FOMC in May marked the sixth consecutive meeting that the Fed chose to leave rates unchanged, which kept the federal funds rate at its highest level in more than two decades.

Federal Reserve Chair Jerome Powell stated that he doesn’t anticipate the Fed cutting interest rates until it is confident inflation is moving sustainably downward. Mr. Powell added that gaining such confidence will likely take longer than previously expected, and that any further decisions regarding monetary policy will be considered on a meeting-by-meeting basis. Therefore, financial markets have pivoted and are prepared for what appears may be a period of persistently higher interest rates.

In terms of key economic drivers, inflation (as measured by the Consumer Price Index) has fallen significantly from its most recent peak of 9.1%, yet remains more than a percentage point above the Fed’s target rate of 2%. Lingering inflation continues to have its effects on various aspects of the economy and does not go unnoticed by market observers. Meanwhile, the labor force has remained strong and remains one of the bright spots for the U.S. economy. According to Bureau of Labor statistics in March, the labor participation rate rose to 62.7%, while the unemployment rate dropped to 3.8%, bringing unemployment to its lowest level in nearly 50 years.

So, what does this mean for fixed income investors? Financial markets continue to take it all in and react accordingly. The current environment is clearly indicative of just how dependent fixed income investments, including municipal bonds, are to changing market conditions. Whereas the markets had been prepared for potential interest rate reductions, they are now bracing for what could be a period of “higher for longer” rates — and with it, potential uncertainty.

Assessing the Road Ahead

The economic backdrop seems to be plotting the roadmap for fixed income investments for the time being. Heightened market sensitivity to key economic data may continue in the interim, which could further contribute to uncertainty and volatility across fixed income asset classes. As noted above, this backdrop has allowed the Federal Reserve to be patient with its monetary strategy and overall approach to managing interest rates. Predictions for interest rate reductions in 2024 have changed and continue to vary among market pundits. Talk of as many as six rate cuts has muted to possibly three, or perhaps only one, if any. And the timing of any possible action is very much dependent on forthcoming economic indicators. One thing is for sure: Until such time, both the Federal Reserve and investors alike will be closely monitoring what transpires.

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Coinciding with a recent rise in bond yields, issuance of new municipal bonds has continued to increase nationally. Municipalities appear to be more confident bringing new issues to market, as demand for municipal bonds remains relatively high. During the first quarter of 2024, new issuance totaled $95 billion — a year-over-year increase of 19.5%, according to Bloomberg. This is an encouraging sign for municipalities, and for the municipal bond market overall.

Another positive development for municipal bonds is improving credit fundamentals. According to S&P Global Ratings and Fitch Ratings, municipal credit rating upgrades far outweighed downgrades during the first quarter of 2024. Municipal credits have continued to benefit from federal pandemic aid, along with strong tax revenue collections, which has helped maintain healthy fiscal budgets and cash reserves, in many cases.

No market scenario would be complete without the possibility of other influencing factors. The unfortunate geopolitical tensions and potential for escalation abroad pose a lingering threat to global financial markets. And domestically, the presidential election cycle presents an additional consideration as we progress in 2024 and beyond.

Regardless of these and other macro market forces, we believe that with changing market conditions come opportunities. That’s why we also believe in the importance of maintaining a disciplined, long-term approach to investing.

Remain Focused on Your Long-Term Investment Goals

At Aquila Group of Funds, we remain optimistic for the municipal bond market — and for the role that mutual funds play in helping investors achieve their long-term financial goals. Municipal bonds are vital to financing the infrastructure of states and local communities. Moreover, they may play an important role in an investor’s asset allocation strategy. We, therefore, believe it’s important to keep in mind the key benefits that municipal bond funds offer, particularly during periods of market change and uncertainty. We feel it’s critical to stay true to one’s investment objectives, time horizon and risk tolerance. And, we encourage you to consult with a financial professional to ensure your investment portfolio is aligned with your individual, long-term financial goals.

As was recently announced, the mutual funds within Aquila Municipal Trust are expected to be reorganized under the terms of a definitive agreement with New York Life Investment Management LLC. The funds’ Board of Trustees believes the proposed reorganizations are in the best interests of each fund and its shareholders. For more details, please refer to the Supplement dated March 12, 2024 to your Funds’ Summary Prospectus, Prospectus and Statement of Additional Information (which was sent to all shareholders and is available at www.AquilaFunds.com).

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I would like to take this opportunity to personally express my deepest thanks and appreciation to you, my fellow shareholders, for your longstanding dedication and support. Since Aquila Management Corporation’s founding in 1984, we have remained steadfast in the commitment to our valued shareholders, associates, financial partners and everyone responsible for our mutual success throughout these many years.

Thank you as always for choosing to invest with Aquila Group of Funds.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

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Aquila Municipal Trust ANNUAL REPORT Management Discussion

Introduction

The Aquila Group of Funds (“AGOF”) single state municipal bond funds have consistently maintained a high quality, intermediate fund strategy that is designed to help mitigate interest rate volatility. During the annual reporting period of April 1, 2023 through March 31, 2024, the Federal Reserve (the “Fed”) dramatically slowed its pace of hikes in the Federal Funds rate (the interest rate at which commercial banks lend money to each other overnight) to two times, making its latest 0.25% hike in July 2023. However, the economic outlook is uncertain and the Fed’s fight with inflation does not appear to be over. We believe there will continue to be strong interest regarding how the Fed responds to the economic conditions facing the United States and that this theme will persist through 2024, if not longer. It is worth noting that the Fed does not sit idly during election years. Since 1980, the Fed has either hiked or cut rates in every single election year except 2012. These periods can introduce valuable opportunities to leverage our demonstrated active management techniques with a focus on intermediate maturity, broadly diversified, high quality, tax-exempt municipal bond portfolios.

U.S. Economy

While the markets have rebounded from 2022, the U.S. economy continues to perform well and has shown few signs of abating to date. Even with the Federal Reserve’s reluctance to cut interest rates because of stubborn inflation, markets have taken that as a sign of continued growth. This was demonstrated between the fourth quarter of 2023 and first quarter of 2024, where markets had anticipated as many as eight rate cuts. By the middle of January 2024, this forecast was reversed and by the end of the first quarter of 2024; as of this writing, the prediction is currently targeting two rate cuts to be implemented in 2024. Thus, inflation, and how the Federal Reserve responds, remain the key macroeconomic topics moving forward.

In July of last year, the Fed raised the range for its benchmark lending rate to a 23-year high of 5.25% – 5.50%, and has maintained this range for each successive meeting. However, despite substantial easing, inflation remains stubbornly above the Fed’s 2% target level. While U.S. consumer inflation has been slowing since peaking in 2022, it has crept higher in recent months. Over the past year, annual inflation, as measured by the Personal Consumption Expenditures (“PCE”), has decreased by 2.9 percentage points from February 2023 to February 2024. However, headline PCE was still 2.5% for February 2024, well above the Fed’s target level, leading to speculation and volatility as investors continue to debate when the Fed will implement its first rate cut.

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Furthermore, despite the Fed’s interest rate increases in 2022 and 2023, the labor market has remained remarkably strong. March 2024 payroll data from the Bureau of Labor Statistics indicated that U.S. payrolls rose by the most in nearly a year, with employers adding 303,000 workers to non-farm payrolls. Furthermore, over the past year, the labor force participation rate increased from 62.6% in March of 2023 to 62.7% in March 2024. The March 2024 payroll report strengthens the argument being made that interest rates remain higher-for-longer. Although the Fed has previously indicated they plan to cut interest rates later this year, they appear to be in no real hurry given recent economic strength. Strong economic data, in terms of consumer spending and real Gross Domestic Product growth, raise the possibility of inflation persisting in the quarters ahead.

Municipal Market

The municipal market followed the volatile U.S. Treasury market over the fiscal year ending March 31, 2024. The Federal Reserve tightening policy moved the 10-year AAA municipal yield of 2.27% on March 31, 2023 to a yield of 3.61% on October 31, 2023. At that time, the market was anticipating Federal Reserve rate accommodation which spurred a rally in the municipal market that topped out in late December 2023, with the 10-year AAA Municipal Yield at 2.28%. Given inflation has not subsided, as many economists and the Federal Reserve board members believed it would, the 10-year AAA Municipal Yield ended the fiscal year on March 31, 2024 at a yield of 2.51%.

As a relative indicator, the 10-year U.S. Treasury vs. the AAA Municipal Yield Ratio began the fiscal year on March 31, 2023 at 64.90%. The ratio increased to 74.10% as of October 31, 2023. As of fiscal year-end, March 31, 2024, the ratio decreased to 59.80%, which is a very low ratio historically and helpful in identifying demand for tax-free income.

The overall municipal bond market experienced positive performance relative to the taxable market, as measured by the Bloomberg Municipal Bond Total Return Index Value Unhedged. The broader tax-exempt market returned +6.40% for the 1-year period at the end of 2023, outperforming the Bloomberg U.S. Agg Total Return Index Value Unhedged which returned +5.28%. While these returns were not as impressive as the S&P 500 Index which returned 26.25% as of year-end 2023, what remains interesting to note is the continued multi-year correlation between the equity and fixed income markets. Despite the continued tightening of monetary policy and the Fed pausing as inflation began to settle down, U.S. Treasury yields as a percentage of municipal bond yields remained at historically low levels (mid 50% range) for most of the year, through the end of 2023. Longer maturity municipal bonds moved toward the lower end of the historical range (low to mid-80%). Despite higher than normal issuance at the start of 2024, municipal bond spreads remained tight.

Total municipal issuance for calendar year 2023 slid 2.9%, as reported by The Bond Buyer, which ostensibly helped push the 10-year U.S. Treasury vs. the AAA Municipal Yield Ratio cited above to the lower end of the historical range. A reversal of municipal new issuance, over the first calendar quarter 2024, rising +23.8% over

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the calendar year 2023, this increase in issuance should help normalize the ratio closer to the 5-year mean of 83.03%. Issuance is projected to be $20 billion higher in 2024 than 2023.

We expect increased borrowing for infrastructure and other municipal spending at higher interest rates will begin to be felt in municipal budgets over the next few years. Borrowing capacities may also be stretched and certain projects may need to be cut back, postponed or perhaps even cancelled. Prioritizing and rationalizing budgets could likely be a necessary component, particularly as we enter the throes of the upcoming election season.

Aquila Tax-Free Trust of Arizona

Arizona State Economy

During the reporting period ending March 31, 2024, the Arizona economy exhibited strong growth with a somewhat moderating undertone. This comes on the heels of recent years of economic development announcements around sizeable capital investments in the State’s manufacturing and high tech industries.

The State’s unemployment rate in March 2024 was 3.8% and in line with the national rate of 3.8%. Arizona improved slightly over the past year compared to the national economy, as it rose 0.2% year-over-year compared to the 0.3% increase for the same period in the national unemployment rate. Job growth for the 12-month period ending March 2024 came in at 2.2%, with a total increase of 70,300 jobs. Along with continued population growth, Arizona’s labor force continues to expand as well, with over a year of growth of 2.0%.

The median home price in Maricopa County rose to $470,000 in January 2024, which was an increase of 7.9% compared to a year earlier. The housing market in Arizona has demonstrated remarkable resilience despite the higher mortgage rate environment compared to two years ago. Arizona home price values and valuations remain attractive compared to those of many regions, such as California and the Northeast from which Arizona is attracting new population and homebuyers. This has helped support the pace of home buying in the State.

Aquila Tax-Free Trust of Arizona Performance:

March 31, 2024 1-Year Total Return
Class A Share (without sales charge)	1.91%
Class Y Share	2.06%
Bloomberg Municipal Bond Quality Intermediate Index	2.05%

Aquila Tax-Free Trust of Arizona Portfolio Characteristics:

	March 31, 2023	March 31, 2024
Weighted Average Maturity	8.13 yrs.	9.27 yrs.
Option Adj. (Effective) Duration	5.08 yrs.	5.18 yrs.
Modified Duration	4.39 yrs.	4.66 yrs.

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Bloomberg Municipal Bond Quality Intermediate Index Characteristics:

	March 31, 2023	March 31, 2024
Weighted Average Maturity	6.46 yrs.	6.58 yrs.
Option Adj. (Effective) Duration	4.00 yrs.	3.99 yrs.
Modified Duration	3.80 yrs.	3.91 yrs.

The Aquila Tax-Free Trust of Arizona (the “Fund”) Class A Share total return underperformed the Bloomberg Municipal Bond Quality Intermediate Index (the “Index”) of 2.05%, while the Fund’s Y Class Share total return of 2.06% slightly exceeded the Index return. (Note: the Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.)

The slightly longer maturity and duration position of the Fund contributed to Class A Share underperformance compared to the Index. However, the Index is comprised of a narrower, and more concentrated, maturity exposure than that of the Fund. Part of our approach to pursuing an average intermediate maturity and duration is to combine a more broadly diversified range of maturities across the yield curve with a goal to avoid concentrating in overpriced areas and seeking to ensure there is exposure to areas that may be undervalued.

Outlook and Strategy

Throughout the reporting period ending March 31, 2024, we maintained what we believe to have been a fairly neutral interest rate risk stance while responding opportunistically in periods of market fluctuations. Average final maturity ended the year at 9.27 years. This was a modest increase from where the portfolio began the reporting period; we believe this potentially better positioned the Fund for any eventual easing of monetary policy, yet left the portfolio in the middle of its historic 5-15 year maturity range. This was consistent with our expectations at the outset of the year of prudently “leaning into” a slightly longer maturity stance. The Fund also maintained a preference towards higher quality bonds, with 89% of the portfolio comprised at the end of the reporting period of bond issues rated AA or higher.

With the trend in inflation remaining solidly above the 2% target of the Federal Reserve (the “Fed”), and market expectations as 2024 has begun to unfold for the Fed to continue to delay interest rate cuts, we will likely maintain the average final maturity around 9 years, and effective duration near the midpoint of the Fund’s desired range of 4-6 years. The persistent ladle shape of the municipal yield curve continues to dictate a preference towards a barbell maturity structure in the portfolio. This has translated to our seeking to maintain broad diversification across both maturity and bond structure. The Fund’s average coupon of 4.47% (as of March 31, 2024) reflected portfolio holdings across both premium bonds with coupons above 4% and select discount bonds with 3% and lower coupons.

We believe a broad approach to diversification across not only maturities and credit quality, but also across bond structures and overall municipal yield curve positioning, may enable the Fund to better navigate the continuing uncertain interest rate environment.

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Aquila Tax-Free Fund of Colorado

Colorado State Economy

Despite rising prices, Colorado’s economy continues to expand with a strong labor market and consumer spending. Colorado retail sales were up 0.9% in 2023 versus calendar 2022 and are expected to grow 2.9% in 2024. The fastest growing sectors in 2023 were the food and beverage places sector, growing 6.2% and general merchandise stores, growing 3.5%. The U.S. Bureau of Labor Statistics reported the State’s unemployment rate at 3.5% in February 2024. as compared with the February 2024 U.S. unemployment rate of 3.9%. Colorado’s labor force participation rate improved to 68.1% in February 2024, the fourth highest in the nation. The State’s largest job gains were in the educational and health services and the government and construction sectors.

The State’s General Fund ended its June 30, 2023 fiscal year at $18 billion with a reserve of $2.4 billion, $431.2 million above the statutory required 15.0% reserve. According to the Colorado Legislative Council’s March 2024 economic forecast, the State’s revenue is currently expected to decrease by $382.4 million in 2024, due to the passage of Proposition 121. This legislation was passed at the November 2022 election to reduce Colorado’s income tax rate from 4.55% to 4.40%. Colorado’s 2023 General Fund revenues finished the year at $18.0 billion, up 1.7% from fiscal year 2022. General Fund revenues are forecast to drop 2.1% in fiscal year 2024 and then increase 5.9% in fiscal year 2025 to finish the year at $18.7 billion.

The State collected a Tax Payer’s Bill of Rights (“TABOR”) surplus of $3.56 billion for fiscal year 2023 and is projecting a TABOR surplus of $1.82 billion in fiscal year 2024. Sales tax revenues are projected to increase 2.2% from fiscal year 2023 and expected to grow 3.5% in fiscal year 2025, as labor conditions soften and higher interest rates lead to tighter lending standards.

Aquila Tax-Free Fund of Colorado Performance:

March 31, 2024 1-Year Total Return
Class A Share (without sales charge)	1.74%
Class Y Share	1.70%
Bloomberg Municipal Bond Quality Intermediate Index	2.05%

Aquila Tax-Free Fund of Colorado Portfolio Characteristics:

	March 31, 2023	March 31, 2024
Weighted Average Maturity	6.52 yrs.	9.08 yrs.
Option Adj. (Effective) Duration	3.96 yrs.	4.83 yrs.
Modified Duration	3.80 yrs.	4.31 yrs.

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Bloomberg Municipal Bond Quality Intermediate Index Characteristics:

	March 31, 2023	March 31, 2024
Weighted Average Maturity	6.46 yrs.	6.58 yrs.
Effective Duration	4.00 yrs.	3.99 yrs.
Modified Duration	3.80 yrs.	3.91 yrs.

Aquila Tax-Free Fund of Colorado (the “Fund”) was defensively positioned with a goal to withstand the rising interest rate market experienced over this past year. Accordingly, the total return for the Fund’s Class A Share (without sales charge) was 1.74% for the fiscal-year ended March 31, 2024 compared to 2.05% for the Bloomberg Municipal Bond Quality Intermediate Index (the “Index”). It should be noted that the Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

The Fund’s shorter duration, higher credit quality and underweight positions in the airports, charter schools and industrial development sectors were all factors that contributed to unfavorable Fund performance versus the Index. However, our overweight position in longer intermediate maturities, city, toll roads, K-12 school districts contributed to overall outperformance versus the Index.

Outlook and Strategy

Aquila Tax-Free Fund of Colorado continues to implement the longstanding tenets of the Aquila Group of Funds, namely, local management, high credit quality and intermediate maturity focus. With a relatively flat yield curve from approximately five to ten years and dynamic market conditions, we remain cautious in our selection of municipal bonds. While recent comments of Fed Chair Powell maintain that rates will fall later this year, rates have recently increased as traders speculate about the Fed not cutting rates until later this year. Over this past year, we have sought to take advantage of the higher interest rate environment by selling lower book yield securities and replacing them with higher yielding securities, where the yield curve steepens in the 10 to 15-year maturity range.

Credit research remains the cornerstone of our strategy, with vigilant monitoring of both issuers and sectors. Under our overall defensive portfolio strategy, credit quality remains very high with approximately 92% of the portfolio rated AA or higher (as of 3/31/2024). Although we have observed wider spreads for certain credits, we are only selectively taking risk where we believe we find risk rewarded. Furthermore, we have expanded our effort to evaluate currently under-represented sectors and bonds with attractive structures or relative spreads. These under-represented sectors could present an opportunity to increase exposure to holdings with yields commensurate to, or exceeding, potential volatility. We believe these opportunities may present an opportunity to capture incremental yield while helping to diversifying associated risk.

We believe our current fund maturity and duration exposure should leave us in a desirable position to respond to any favorable shifts that may occur in the yield curve and credit spreads as monetary policy continues to unfold. If the Fed continues

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their strategy of leaving interest rates steady, the volatility the municipal market has experienced over the first quarter of 2024 may likely continue, as the Fed waits for confirmation that inflation is under control. These periods can introduce valuable opportunities to leverage our demonstrated active management techniques that have historically enabled the Fund to minimize share price volatility while maintaining a conservative intermediate maturity position and producing tax-exempt income.

Aquila Churchill Tax-Free Fund of Kentucky

Kentucky State Economy

For the fiscal year ending June 30, 2023, Kentucky State reported total General Fund Receipts of $15.1 billion, which exceeded budgeted estimates by $1.4 billion. This contributed to the largest state surplus in history. Road Fund Revenue totaled $1.75 billion which resulted in 4.7% growth or a $32.3 million revenue surplus. Budget director John Hicks said, “Kentucky’s economy is borne out by this revenue report: more jobs, higher wages and salaries, another year of double digit growth in sales tax revenues and continued business profits.” This growth comes in conjunction with a six month of reduction in the Individual Income Tax Rate to 4.5%. On January 1, 2024, the Kentucky state income tax was reduced to 4%. In September 2023, it was announced that since the State did not meet one of two revenue hurdles the income tax rate would remain at 4.0% thru 2025. The Kentucky “rainy day fund” has grown to a record $3.7 billion or 24.6% of total general revenue at the end of the fiscal year ended June 30, 2023.

For the fiscal year that began on July 1, 2023, through the end of March 2024, General Fund Revenues are up 3.9% fiscal year-to-date. The budgeted revenue growth rate for the General Receipts is 2.7%, so over the next three months revenue only has to grow 0.4% to meet budget. Road revenue has grown at a 7.3% for the fiscal year 2024 and must maintain this growth over the next three months to make budget.

The Unemployment Rate for the State has inched higher, standing at 4.5% at the end of March 2024, while the National Unemployment Rate was 3.80% for the same period. There has been substantially fewer announcements of business expansions in the State compared to last year. A major reversal of the 2023 Ford / SK Blue Oval factories (both located in Glendale, Kentucky) was announced in late October 2023. The Kentucky #1 factory will open in 2025 and is targeted to provide 2,500 new jobs. The company stated it would postpone completion of the Kentucky #2 factory indefinitely. The factory was targeted to provide an additional 2,500 jobs. The rationale behind the postponement is the uncertainty surrounding Electronic Vehicle (“EV”) sales across the United States. In February 2024, Toyota announced at its Georgetown, Kentucky factory, a $1.3 billion expansion to build their flagship Battery Electric Vehicles which will provide 700 new jobs in the greater Lexington market.

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Aquila Churchill Tax-Free Fund of Kentucky performance:

March 31, 2024 1-Year Total Return
Class A Share at NAV (without sales charge)	1.90%
Class Y Share	2.16%
Bloomberg Municipal Bond Quality Intermediate Index	2.05%

Aquila Churchill Tax-Free Fund of Kentucky Portfolio Characteristics:

	March 31, 2023	March 31, 2024
Weighted Average Maturity	7.47 yrs.	7.54 yrs.
Option Adj. (Effective) Duration	4.17 yrs.	4.08 yrs.
Modified Duration	4.05 yrs.	3.91 yrs.

Bloomberg Municipal Bond Quality Intermediate Index Characteristics:

	March 31, 2023	March 31, 2024
Weighted Average Maturity	6.46 yrs.	6.58 yrs.
Effective Duration	4.00 yrs.	3.99 yrs.
Modified Duration	3.80 yrs.	3.91 yrs.

Aquila Churchill Tax-Free Fund of Kentucky (the “Fund”) Class Y Shares outperformed the Bloomberg Municipal Bond Quality Intermediate Index (the “Index”) over the reporting period ending March 31, 2024. (Note: the Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.)

The composition of the Fund was shifted in May and June of 2023 to a significantly higher AA rating as a result of the credit rating upgrades. During the fiscal year, the Fund’s purchase of single A rated securities with higher yields, together with the higher yields related to the Fund’s lower credit quality composition versus the Index (which was positioned in a higher percentage of AAA rated securities) assisted the Fund in its outperformance versus the Index.

Aquila Churchill Tax-Free Fund of Kentucky versus the Index Ratings Breakdown as of March 31, 2024

Rating	Fund	Index
A	36.15%	24.17%
AA	57.46%	58.59%
AAA and Pre-refunded bonds	2.25%	17.22%

Outlook and Strategy

Aquila Churchill Tax-Free Fund of Kentucky continues to implement the longstanding tenets of the Aquila Group of Funds, namely, local management, high quality and intermediate maturity focus. In this volatile market we are seeking to

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purchase and retain the highest quality securities that we believe the State offers based upon our analytics and credit perspective obtained over our long local tenure in the Kentucky market. Credit research remains a cornerstone for the Fund. The Fund raised the AA rated position to 57.46% of the portfolio (as a result of the aforementioned credit rating upgrades) and lowered the single A portion of the portfolio to 36.15%. This positioning stands in contrast to 51% in the single A rated category in March 2023 and 39% in the AA rated category in 2023. With the volatility we are experiencing in the fixed income markets, in our opinion, we believe we are keenly aware of value when we see it and are therefore striving to hold a slightly higher percentages of cash which should enable us to purchase securities that we deem will add value to the portfolio, as they become available in both the Primary and Secondary markets.

We believe our current fund maturity and duration exposure should leave us in a desirable position to respond to any favorable shifts that may occur in the yield curve and credit spreads as monetary policy continues to unfold. The volatility the municipal market has experienced in the past year may likely continue if the Federal Reserve continues with their strategy of holding rates higher for longer, along with inflation at recent elevated levels. These periods can introduce valuable opportunities to leverage our demonstrated active management techniques that have historically enabled the Fund to limit erosion in the monthly distributions, while maintaining a conservative intermediate maturity position.

Aquila Tax-Free Trust of Oregon

Oregon State Economy

Personal and corporate tax collections are tracking closely to the State’s expectations. Oregon’s revenue outlook accordingly appears to have stabilized. State economists disclosed, in their March 2024 Economic and Revenue Forecast that the State has accumulated larger reserve fund balances than it had been able to accumulate in past cycles, which should help stabilize the budget should a recession occur. The Oregon Rainy Day Fund and the Education Stability Fund currently total a combined $2.2 billion as of March 2024. At the end of the 2023-25 biennium, the two reserves are projected by the State to total $2.9 billion, which is equal to 11.2% of current revenues. Including the currently projected $1.7 billion ending balance in the State’s General Fund, the total effective reserves at the end of the current 2023-25 biennium are projected to be 17.6% of the State’s current revenues.

Although the labor market remains healthy, it has eased from the overheated state witnessed during the pandemic. For the past two years, Oregon’s unemployment rate has remained in a historically low range between 3.4% and 4.2%. The State’s unemployment rate increased to 4.2% in February from 4.1% in January. For comparison, the U.S. unemployment rate was lower at 3.9% in February and 3.7% in January 2024. The State reported seasonally adjusted nonfarm payroll employment rose by 4,400 jobs for the month of February following January’s revised loss. Oregon’s private sector cut 11,300 jobs, or -0.7%, over the most recent 12-month period ended February 29, 2024. Job losses were greatest in information, professional

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MANAGEMENT DISCUSSION (continued)

and business services, manufacturing, and retail trade, each down by between 3,400 and 9,300 jobs.

Rising mortgage rates, due to the Federal Reserve’s (the “Fed”) continued moves to curb inflation, have made home financing more expensive. The purpose of the rate increases is to cool prices off, and Oregon markets are responding with declining home sale prices and less activity. The Willamette Valley Multiple Listings Service (“WVMLS”), which covers Benton, Linn, Marion and Polk counties, reported that the number of closed sales declined 14.9% for the 12-month period ended March 31, 2024 versus 2023. However, the median sales price reported by the WVMLS increased for March 2024 to $431,000, a 1.8% increase from February 2023. According to data reported by Standard & Poor’s for the S&P CoreLogic Case-Shiller Index, national home prices increased 6.0% year-over-year in January 2023, the fastest annual rate since 2022. San Diego (up 11.2%) and Los Angeles (up 8.6%) showed the largest gains, while Portland (up 0.9%) lagged behind.

Higher interest rates have also impacted municipal bond issuance. The pace of Oregon issuance has slowed significantly over the first three months of 2024 with only 6 new deals compared to 10 new deals during the first quarter of 2023. Issuance of tax-exempt non-AMT municipal bonds for the first quarter of 2024 was 93% below the first quarter of 2023 issuance. As a result, it has become increasingly more challenging to source new Oregon bonds. Over the past quarter, new issues have included general obligation bonds from the City of Molalla, City of Hermiston, City of Portland and St. Paul School District. The City of Beaverton also sold water revenue bonds. However, there were no refunding issues.

Historically, the November election has been an important source of municipal bond issuance in Oregon and an indication of the level of issuance for the following year. At Oregon’s November 2023 Special Election, Oregon residents only approved two issues with a combined par amount of $19 million, across the State. These results were very anemic compared to previous elections. However, the upcoming May 21,

Oregon Tax-Exempt Municipal Bond Issuance March 31, 2024 $(MM)*

Source: Bloomberg and Aquila Investment Management LLC

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MANAGEMENT DISCUSSION (continued)

2024 Primary Election has $1.23 billion in new money measures from school districts, cities and special districts throughout Oregon. There are 22 local governments on the May ballot requesting from $2.5 million to $380 million. The largest measure is from Metro for Improvements to the Oregon Zoo. Depending upon election results, Oregon issuance could be dramatically different during the second half of 2024.

Aquila Tax-Free Trust of Oregon Performance:

March 31, 2024 1-Year Total Return
Class A Share (without sales charge)	1.07%
Class Y Share	1.22%
Bloomberg Municipal Bond Quality Intermediate Index	2.05%

Aquila Tax-Free Trust of Oregon Portfolio Characteristics:

	March 31, 2023	March 31, 2024
Weighted Average Maturity	6.88 yrs.	8.12 yrs.
Option Adj. (Effective) Duration	3.93 yrs.	4.13 yrs.
Modified Duration	3.84 yrs.	3.82 yrs.

Bloomberg Municipal Bond Quality Intermediate Index Characteristics:

	March 31, 2023	March 31, 2024
Weighted Average Maturity	6.46 yrs.	6.58 yrs.
Effective Duration	4.00 yrs.	3.99 yrs.
Modified Duration	3.80 yrs.	3.91 yrs.

Aquila Tax-Free Trust of Oregon (the “Fund”) was defensively positioned with a goal to withstand the rising interest rate market experienced over this past year. Accordingly, the total return for the Fund’s Class A Share (without sales charge) was 1.07% for the fiscal-year ended March 31, 2024 compared to 2.05% for the Bloomberg Municipal Bond Quality Intermediate Index (the “Index”). It should be noted that the Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

The Fund’s shorter duration, higher credit quality and underweight positions in the airports, charter schools, retirement centers, single-family housing and industrial development sectors, were all factors that contributed to unfavorable Fund performance versus the Index. However, our overweight position in K-12 school districts and bonds issued by cities contributed to overall outperformance versus the Index.

Outlook and Strategy

Aquila Tax-Free Trust of Oregon continues to implement the longstanding tenets of the Aquila Group of Funds, namely, local management, high credit quality and intermediate maturity focus. With a relatively flat yield curve from approximately five to ten years and dynamic market conditions, we remain cautious in our selection of

11  |  Aquila Municipal Trust

MANAGEMENT DISCUSSION (continued)

municipal bonds. While recent comments of Fed Chair Powell maintain that rates will fall later this year, rates have recently increased as traders speculate about the Fed not cutting rates until later this year. Over this past year, we have sought to take advantage of the higher interest rate environment by selling lower book yield securities and replacing them with higher yielding securities, where the yield curve steepens in the 10 to 15-year maturity range.

Credit research remains the cornerstone of our strategy, with vigilant monitoring of both issuers and sectors. Under our overall defensive portfolio strategy, credit quality remains very high with approximately 91% of the portfolio rated AA or higher (as of 3/31/2024). Although we have observed wider spreads for certain credits, we are only selectively taking risk where we believe we find risk rewarded. Furthermore, we have expanded our effort to evaluate currently under-represented sectors and bonds with attractive structures or relative spreads. These under-represented sectors could present an opportunity to increase exposure to holdings with yields commensurate to, or exceeding, potential volatility. We believe these opportunities may present an opportunity to capture incremental yield while helping to diversifying associated risk.

We believe our current fund maturity and duration exposure should leave us in a desirable position to respond to any favorable shifts that may occur in the yield curve and credit spreads as monetary policy continues to unfold. If the Fed continues their strategy of leaving interest rates steady, the volatility the municipal market has experienced over the first quarter of 2024 may likely continue, as the Fed waits for confirmation that inflation is under control. These periods can introduce valuable opportunities to leverage our demonstrated active management techniques that have historically enabled the Fund to minimize share price volatility while maintaining a conservative intermediate maturity position and producing tax-exempt income.

Aquila Narragansett Tax-Free Income Fund

Rhode Island Economy

Both employment and jobs based in Rhode Island showed good progress over the past year through the period ended March 31, 2024. Specifically, the number of working Rhode Island residents grew by 3,700 and the labor force also grew by 11,600 over the year. Rhode Island based jobs were up 8,800 over the year and marked an all-time high. The labor force participation rates continued to trend higher to 64.4% and remained above that of the national rate of 62.7%. The state has added 1,400 jobs per month on-average during the first quarter of 2024. Additionally, manufacturing hours in Rhode Island saw a rather large increase in weekly hours worked, up 2.8 hours from a year ago to 41.6 hours. Perhaps part of this increase is a result of a locally-based program that has trained over 5,000 workers for General Dynamics’ Electric Boat submarine facilities since 2020. The program is expected to train 2,800 workers a year for various new positions, which includes Rhode Island’s own Quonset Point facility.

The City of Providence recently proposed its Fiscal Year 2025 budget (for year-end June 30) of $598.6 million. The budget calls for a 3% increase over the prior

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MANAGEMENT DISCUSSION (continued)

fiscal year, all without a residential tax increase. The mayor is looking to eliminate the homestead exemption by breaking down the tax rate into two categories: owner-occupied and non-owner occupied. The commercial tax rate would not change. The ability to not have to raise residential tax rates is mainly a result of payment in lieu of taxes (PILOT) agreements with many of the city’s colleges and universities. This would also allow for the city to provide higher funding for education, public safety and other city services.

Fund Performance

Returns for calendar year 2023 for the Aquila Narragansett Tax-Free Income Fund Class Y Shares were 4.39% and 4.65% for the Bloomberg Quality Intermediate Municipal Bond Index (the “Index”), respectively. For the fiscal year ending March 31, 2024, performance for the Fund’s Y Share class was 1.76% which was below the 2.05% return of the Index for the same period.

The Fund underperformed the Index mainly due to two factors. With longer duration than the Index, interest rate movements impacted the portfolio to a greater degree. The longer duration allowed for a bit more variance (both positive and negative) in returns relative to the Index, causing slightly lower overall returns. While the positioning detracted from performance for the first half of the Fund’s fiscal year, during the second half of the year when markets rallied or moved gradually higher the Fund performed relatively better. Having a number of longer-dated bonds in the portfolio at times moved bond values between their call and maturity dates. This volatility led to price swings in the Fund’s share price and ultimately caused returns to marginally lag the benchmark. The higher portfolio yield relative to the Index provided some buffer during higher movement in interest rates. The second factor that contributed to underperformance versus the Index was the difference in credit distribution within the portfolio. When compared with the Index, the Fund has a higher percentage of AA quality bonds, a lower percentage of A and BBB bonds. There were also some considerable variations in sectors compared with the Index that accounted for performance differences.

Rhode Island saw an increase in primary issuance both on a calendar year and fiscal year basis. In particular, the first quarter of 2024 saw some less frequent issuers come to market which were well-received and had very tight spreads relative to their credit ratings.

Outlook and Strategy

Markets continue to try and outguess Federal Reserve (the “Fed”) policy as witnessed throughout the prior three quarters. Apparently, anxious markets forgot about the old adage “Don’t fight the Fed” and, therefore, market participants saw very wide swings in interest rates. While the yield curve remains inverted, longer rates have moved higher, flattening the curve, a result of concerns of more stubborn inflation and the lack of Fed policy rate cuts for the remainder of the year. While this has made bond yields look even more attractive, municipal bond spreads remain tight and relative value is more difficult to find. Recent portfolio moves have been

13  |  Aquila Municipal Trust

MANAGEMENT DISCUSSION (continued)

to shorten duration relative to the normal positioning and more closely to the Index in order to take advantage of any forthcoming spread widening. Future trades will seek to continue to balance the additional yield with interest rate sensitivity of the portfolio with a goal to ensure a relatively stable net asset value (“NAV”). Despite the potential for more volatile interest rates, we remain steadfast in our commitment to our shareholders in an attempt to provide value regardless of market environment as we have sought to provide since 1992.

Aquila Tax-Free Fund For Utah

Utah State Economy

During the reporting period ending March 31, 2024, the Utah economy exhibited strong growth with a somewhat moderating undertone. The State’s unemployment rate in March 2024 was 2.8% which compared favorably to the March overall U.S. unemployment rate of 3.8%. The State also outperformed the overall U.S. economy in employment growth, as year-over-year employment grew 2.1% as of March 2024 compared to the 1.9% increase in U.S. employment in the same period. The construction industry registered the largest increase (+5.1%) in employment during this period, reflecting the health of the State’s economy.

The Bureau of Economic Analysis most recent report in March 2024 showed the Utah economy grew 5.4% in the fourth quarter of 2023, which was the third highest in the country. One of the underlying factors in the State’s economic performance is its labor force participation rate of 69%, the highest in the United States. Along with these robust economic growth trends, another factor that contributes to the AAA credit rating that the State of Utah maintains its debt management has been deemed to be well thought out. Reflecting this is the drop in per Capita Net General Obligation Debt at the State level to $561 at the end of Fiscal Year 2023, less than half the $1,159 per capital amount reported at the end of Fiscal Year 2014.

The median Utah home price reported in March 2024 was $533,500, a modest 1.9% increase compared to a year ago. The Utah housing market has demonstrated remarkable resilience despite the significantly higher mortgage rate environment compared to two years ago. Utah home price values and valuations remain attractive compared to those of many regions from which Utah is attracting new population and homebuyers, such as California and the Northeast. This has helped support the pace of home buying in the State.

Fund Performance

Aquila Tax-Free Fund For Utah Performance:

March 31, 2024 1-Year Total Return
Class A Share (without sales charge)	1.76%
Class Y Share	2.07%
Bloomberg Municipal Bond Quality Intermediate Index	2.05%

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MANAGEMENT DISCUSSION (continued)

Aquila Tax-Free Fund For Utah Portfolio Characteristics:

	March 31, 2023	March 31, 2024
Weighted Average Maturity	9.54 yrs.	9.40 yrs.
Option Adj. (Effective) Duration	4.63 yrs.	3.80 yrs.
Modified Duration	4.33 yrs.	3.95 yrs.

Bloomberg Municipal Bond Quality Intermediate Index Characteristics:

	March 31, 2023	March 31, 2024
Weighted Average Maturity	6.46 yrs.	6.58 yrs.
Option Adj. (Effective) Duration	4.00 yrs.	3.99 yrs.
Modified Duration	3.80 yrs.	3.91 yrs.

The Aquila Tax-Free Fund For Utah (the “Fund”) Class A Share total return underperformed the Bloomberg Municipal Bond Quality Intermediate Index (the “Index”) of 2.05%, while the Fund’s Class Y Share total return of 2.07% slightly exceeded the Index return. (Note: the Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.)

The slightly longer maturity position of the Fund contributed to Class A Share underperformance compared to the Index. However, the Index is comprised of a narrower, and more concentrated, maturity exposure than that of the Fund. Part of our approach to pursuing an average intermediate maturity and duration is to combine a more broadly diversified range of maturities across the yield curve with a goal to avoid concentrating in overpriced areas and seeking to ensure there is exposure to areas that may be undervalued.

Outlook and Strategy

Throughout the reporting period ending March 31, 2024, we maintained what we believe to have been a fairly neutral interest rate risk stance while responding opportunistically in periods of market fluctuations. Average final maturity ended the year at 9.40 years. This was a modest decline from where it began the reporting period, while the modified and effective duration of the Fund experienced somewhat larger declines resulting primarily from a combination of increased valuations on the Fund’s holdings of premium coupon callable bonds. The Fund also maintained a preference towards higher quality bonds, with 77% of the portfolio comprised at the end of the reporting period of bond issues rated AA or higher.

With the trend in inflation remaining solidly above the 2% target of the Federal Reserve (“the Fed”), and market expectations as 2024 has begun to unfold for the Fed to continue to delay interest rate cuts, we will likely maintain the average final maturity and effective duration of the Fund near these present levels. The persistent ladle shape of the municipal yield curve continues to dictate a preference towards a barbell maturity structure in the portfolio. This has translated to our seeking to maintain broad diversification across both maturity and bond structure. The Fund’s

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MANAGEMENT DISCUSSION (continued)

average coupon of 4.46% (as of March 31, 2024) reflected portfolio holdings across both premium bonds with coupons above 4.00% and select discount bonds with 3.00% and lower coupons.

We believe a broad approach to diversification across not only maturities and credit quality, but also across bond structures and overall municipal yield curve positioning, may enable the Fund to better navigate the continuing uncertain interest rate environment.

*	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information therein, nor does Bloomberg make any warranty, express or implied, as to results to be obtained therefrom, and, to the maximum extent allowed by the law, Bloomberg shall not have any liability or responsibility for any injury or damages arising in connection therewith.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Funds’ securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, political instability, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, weather or climate events, armed conflict, sanctions or other government actions, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past decade, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Funds invest in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the Funds’ investments may be negatively affected. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Funds’ investments.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

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MANAGEMENT DISCUSSION (continued)

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Funds’ assets may go down.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Funds.

Investments in the Funds are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Funds may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which they invest, and may be more volatile than a more geographically diverse fund. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Municipal securities may be more susceptible to downgrades or defaults during a recession or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Funds’ historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

17  |  Aquila Municipal Trust

PERFORMANCE REPORTS

Aquila Tax-Free Trust of Arizona

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Trust of Arizona (the “Fund”) for the 10-year period ended March 31, 2024 as compared with the Bloomberg Municipal Bond: Quality Intermediate TR Unhedged Index† (the “Bloomberg Intermediate Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Intermediate Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return for periods ended March 31, 2024
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 3/13/86
With Maximum Sales Charge	(1.20)%	(0.03)%	1.56%	4.60%
Without Sales Charge	1.91	0.78	1.97	4.71
Class C since 4/01/96
With CDSC**	0.05	(0.09)	1.10	2.81
Without CDSC	1.04	(0.09)	1.10	2.81
Class Y since 4/01/96
No Sales Charge	2.06	0.91	2.11	3.91
Bloomberg Intermediate Index	2.05	1.41	2.04	4.58*	(Class A)
				3.78	(Class C & Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period including capital gains, were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/or the Federal Alternative Minimum Tax (“AMT”). Past performance is not predictive of future investment results.

*       From commencement of the Bloomberg Barclays Quality Index on 1/1/87.

**     CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

18  |  Aquila Municipal Trust

Aquila Tax-Free Fund of Colorado

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Fund of Colorado (the “Fund”) for the 10-year period ended March 31, 2024 as compared with the Bloomberg Municipal Bond: Quality Intermediate TR Unhedged Index† (the “Bloomberg Intermediate Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Intermediate Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return for periods ended March 31, 2024
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 5/21/87
With Maximum Sales Charge	(1.36)%	(0.22)%	1.23%	4.18%
Without Sales Charge	1.74	0.61	1.65	4.29
Class C since 4/30/96
With CDSC*	(0.31)	(0.36)	0.69	2.38
Without CDSC	0.68	(0.36)	0.69	2.38
Class Y since 4/30/96
No Sales Charge	1.70	0.65	1.70	3.48
Bloomberg Intermediate Index	2.05	1.41	2.04	4.64	(Class A)
				3.79	(Class C & Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

*     CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

19  |  Aquila Municipal Trust

Aquila Churchill Tax-Free Fund of Kentucky

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Churchill Tax-Free Fund of Kentucky (the “Fund”) for the 10-year period ended March 31, 2024 as compared with the Bloomberg Municipal Bond: Quality Intermediate TR Unhedged Index† (the “Bloomberg Intermediate Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Intermediate Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return for periods ended March 31, 2024
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 5/21/87
With Maximum Sales Charge	(1.15)%	0.12%	1.44%	4.41%
Without Sales Charge	1.90	0.94	1.85	4.52
Class C since 4/01/96
With CDSC*	0.04	0.08	1.00	2.68
Without CDSC	1.04	0.08	1.00	2.68
Class F since 12/21/22
No Sales Charge	2.08	N/A	N/A	3.13
Class I since 8/06/01
No Sales Charge	1.85	0.79	1.71	2.99
Class Y since 4/01/96
No Sales Charge	2.16	1.09	2.01	3.71
Bloomberg Intermediate Index	2.05	1.41	2.04	4.64	(Class A)
				3.78	(Class C & Y)
				2.59	(Class F)
				3.30	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/or the Federal Alternative Minimum Tax (“AMT”). Past performance is not predictive of future investment results.

*     CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

20  |  Aquila Municipal Trust

Aquila Tax-Free Trust of Oregon

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Trust of Oregon (the “Fund”) for the 10-year period ended March 31, 2024 as compared with the Bloomberg Municipal Bond: Quality Intermediate TR Unhedged Index† (the “Bloomberg Intermediate Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Intermediate Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return for periods ended March 31, 2024
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 6/01/86
With Maximum Sales Charge	(1.93)%	(0.26)%	1.11%	4.34%
Without Sales Charge	1.07	0.56	1.53	4.45
Class C since 4/5/96
With CDSC**	(0.68)	(0.30)	0.67	2.64
Without CDSC	0.31	(0.30)	0.67	2.64
Class F since 11/30/18
No Sales Charge	1.25	0.75	N/A	1.27
Class Y since 4/5/96
No Sales Charge	1.22	0.71	1.68	3.67
Bloomberg Intermediate Index	2.05	1.41	2.04	4.58*	(Class A)
				3.79	(Class C & Y)
				1.61	(Class F)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

*       From commencement of the Bloomberg Barclays Quality Index on 1/1/87.

**     CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

21  |  Aquila Municipal Trust

Aquila Narragansett Tax-Free Income Fund

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Narragansett Tax-Free Income Fund (the “Fund”) for the 10-year period ended March 31, 2024 as compared with the Bloomberg Municipal Bond: Quality Intermediate TR Unhedged Index† (the “Bloomberg Intermediate Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Intermediate Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return for periods ended March 31, 2024
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 9/10/92
With Maximum Sales Charge	(1.30)%	0.01%	1.61%	3.78%
Without Sales Charge	1.71	0.84	2.02	3.91
Class C since 5/01/96
With CDSC*	(0.15)	(0.02)	1.16	2.70
Without CDSC	0.85	(0.02)	1.16	2.70
Class F since 11/30/18
No Sales Charge	1.79	1.00	N/A	1.53
Class I since 11/04/98
No Sales Charge	1.47	0.69	1.90	3.09
Class Y since 5/01/96
No Sales Charge	1.76	0.97	2.17	3.76
Bloomberg Intermediate Index	2.05	1.41	2.04	4.04	(Class A)
				3.79	(Class C & Y)
				1.61	(Class F)
				3.49	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

*     CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

22  |  Aquila Municipal Trust

Aquila Tax-Free Fund For Utah

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Fund For Utah (the “Fund”) for the 10-year period ended March 31, 2024 as compared with the Bloomberg Municipal Bond: Quality Intermediate TR Unhedged Index† (the “Bloomberg Intermediate Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Intermediate Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance for the limited number of states in which Aquila Tax-Free Fund For Utah may invest.

	Average Annual Total Return for periods ended March 31, 2024
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 7/24/92
With Maximum Sales Charge	(1.29)%	(0.09)%	1.59%	4.00%
Without Sales Charge	1.76	0.72	2.01	4.13
Class C since 5/21/96
With CDSC*	0.06	(0.04)	1.21	2.98
Without CDSC	1.05	(0.04)	1.21	2.98
Class F since 11/30/18
No Sales Charge	2.21	1.06	N/A	1.67
Class Y since 5/21/96
No Sales Charge	2.07	0.93	2.21	4.06
Bloomberg Intermediate Index	2.05	1.41	2.04	4.07	(Class A)
				3.80	(Class C & Y)
				1.61	(Class F)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/or the Federal Alternative Minimum Tax (“AMT”). Past performance is not predictive of future investment results.

*       CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

23  |  Aquila Municipal Trust

†	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information therein, nor does Bloomberg make any warranty, express or implied, as to results to be obtained therefrom, and, to the maximum extent allowed by the law, Bloomberg shall not have any liability or responsibility for any injury or damages arising in connection therewith.

24  |  Aquila Municipal Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Aquila Municipal Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Fund For Utah (the “Funds”), each a series of Aquila Municipal Trust (the “Trust”), including the schedule of investments, as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2024, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 30, 2024

25  |  Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS MARCH 31, 2024

Principal Amount	General Obligation Bonds (36.3%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	City (11.5%)
	Buckeye Jackrabbit Trail Sanitary Sewer Improvement District
$ 123,000	6.250%, 01/01/29	NR/A/NR	$ 123,683
	Goodyear, Arizona
2,000,000	3.000%, 07/01/40	Aa1/AA+/NR	1,747,600
	Goodyear McDowell Road Commercial Corridor Improvement District
805,000	3.250%, 01/01/27 BAMAC Insured	Aa2/AA/NR	810,812
	Peoria, Arizona
1,875,000	3.375%, 07/15/32	Aaa/AA+/AAA	1,879,387
2,000,000	2.000%, 07/15/35	Aaa/NR/AAA	1,624,020
3,235,000	2.000%, 07/15/36	Aaa/NR/AAA	2,555,973
2,000,000	2.000%, 07/15/39	Aaa/NR/AAA	1,440,300
	Scottsdale, Arizona
1,500,000	4.000%, 07/01/40	Aaa/AAA/NR	1,532,025
	Tempe, Arizona
2,000,000	5.000%, 07/01/24	NR/AAA/AAA	2,006,540
2,770,000	5.000%, 07/01/41	NR/AAA/AAA	3,119,519
	Tempe Improvement District (Pier Town Lake)
1,000,000	5.000%, 01/01/29	Aa2/NR/NR	1,000,810
	Tucson, Arizona
3,000,000	5.000%, 07/01/24	Aa3/AA/AAA	3,009,810
	Total City		20,850,479

	County (5.1%)
	Maricopa Co. Special Health Care District
1,500,000	5.000%, 07/01/27	Aa3/NR/AA-	1,598,955
3,000,000	5.000%, 07/01/32	Aa3/NR/AA-	3,236,820
1,500,000	5.000%, 07/01/34	Aa3/NR/AA-	1,609,680
	Yavapai Co. Jail District
1,650,000	4.000%, 07/01/33 BAMAC Insured	NR/AA/AA	1,695,061
	Yuma Co. Free Library District
1,000,000	4.000%, 07/01/29	Aa3/NR/AAA	1,011,410
	Total County		9,151,926

26  |  Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School District (17.9%)
	Gila Co. Unified School District No. 10 (Payson)
$ 1,000,000	5.000%, 07/01/28	Aa2/NR/NR	$ 1,002,850
	Maricopa Co. Elementary School District No. 1 (Phoenix)
1,455,000	5.000%, 07/01/41 AGMC Insured	NR/AA/NR	1,607,077
	Maricopa Co. Elementary School District No. 40 (Glendale)
2,050,000	2.000%, 07/01/35 AGMC Insured	NR/AA/AA+	1,655,641
	Maricopa Co. Elementary School District No. 59 (Laveen)
1,120,000	5.000%, 07/01/26	Aa1/NR/NR	1,166,346
	Maricopa Co. Elementary School District No. 62 (Union)
580,000	4.000%, 07/01/32 BAMAC Insured	NR/AA/NR	594,581
	Maricopa Co. Elementary School District No. 66 (Roosevelt)
1,100,000	5.000%, 07/01/40 BAMAC Insured	Aa3/AA/NR	1,223,376
	Maricopa Co. Elementary School District No. 92 (Pendergast)
2,000,000	5.000%, 07/01/35	Aa2/NR/AA+	2,346,440
	Maricopa Co. High School District No. 210 (Phoenix)
2,000,000	5.000%, 07/01/26	Aa1/AA/AAA	2,087,200
	Maricopa Co. High School District No. 214 (Tolleson)
2,000,000	5.000%, 07/01/24	Aaa/AA/NR	2,006,040
2,665,000	4.000%, 07/01/34	Aaa/AA/NR	2,781,061
	Maricopa Co. High School District No. 216 (Agua Fria)
1,305,000	5.000%, 07/01/25	Aa1/NR/NR	1,334,115
4,000,000	5.000%, 07/01/41	Aa1/NR/NR	4,542,120
	Maricopa Co. Unified School District No. 11 (Peoria)
1,480,000	4.000%, 07/01/25	Aa3/AA-/NR	1,480,444
	Maricopa Co. Unified School District No. 41 (Gilbert)
1,265,000	4.000%, 07/01/24	Aa1/AA-/NR	1,266,316

27  |  Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School District (continued)
	Maricopa Co. Unified School District No. 48 (Scottsdale)
$ 2,350,000	3.000%, 07/01/34	Aa1/AA/NR	$ 2,241,594
	Maricopa Co. Unified School District No. 80 (Chandler)
3,000,000	5.000%, 07/01/25	Aaa/NR/AAA	3,065,820
	Navajo Co. Unified School District No. 10 (Show Low)
500,000	4.000%, 07/01/31 AGMC Insured	NR/AA/NR	513,460
	Navajo Co. Unified School District No. 32 (Blue Ridge)
400,000	5.000%, 07/01/29 AGMC Insured	NR/AA/NR	422,692
	Pima Co. Unified School District No. 6 (Marana)
1,000,000	4.000%, 07/01/37 AGMC Insured	NR/AA/NR	1,014,870
	Total School District		32,352,043

	Special District (1.8%)
	Estrella Mountain Ranch Community Facilities District
155,000	5.000%, 07/15/32 AGMC Insured	NR/AA/NR	163,026
	Goodyear Community Facilities Utilities District No. 1
500,000	4.000%, 07/15/28	Aa2/A-/NR	500,860
	Mystic Lake Pleasant Heights Community Facilities District
470,000	3.000%, 07/15/28 BAMAC Insured	NR/AA/NR	464,492
	Verrado Community Facilities District #1
2,020,000	5.000%, 07/15/26 BAMAC Insured	NR/AA/NR	2,093,568
	Total Special District		3,221,946
	Total General Obligation Bonds		65,576,394

28  |  Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (58.4%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Airport (10.9%)
	Phoenix Civic Improvement Corp. Airport Bonds
$ 1,420,000	5.000%, 07/01/32	Aa3/A+/NR	$ 1,510,355
3,500,000	4.000%, 07/01/40	Aa3/A+/NR	3,485,230
3,825,000	5.000%, 07/01/26 AMT	Aa2/AA-/NR	3,953,826
2,595,000	5.000%, 07/01/27 AMT	Aa2/AA-/NR	2,731,549
3,000,000	5.000%, 07/01/28 AMT	Aa2/AA-/NR	3,215,430
1,300,000	5.000%, 07/01/33 AMT	Aa3/A+/NR	1,400,048
3,450,000	4.000%, 07/01/38 AMT	Aa3/A+/NR	3,437,580
	Total Airport		19,734,018

	Charter Schools (1.3%)
	Arizona Industrial Development Authority (Candeo Schools)
500,000	3.375%, 07/01/41 State Enhanced	NR/AA-/NR	423,450
	Arizona Industrial Development Authority (Equitable Schools)
1,000,000	5.000%, 11/01/28	NR/A/NR	1,065,490
	Arizona Industrial Development Authority (Greathearts Academies)
1,000,000	3.000%, 07/01/37 State Enhanced	NR/AA-/NR	894,820
	Total Charter Schools		2,383,760

	Electric (4.3%)
	Salt River Agricultural Improvement & Power District
1,330,000	5.000%, 12/01/34	Aa1/AA+/NR	1,352,889
3,000,000	4.000%, 01/01/41	Aa1/AA+/NR	3,041,760
3,000,000	5.250%, 01/01/53	Aa1/AA+/NR	3,331,710
	Total Electric		7,726,359

	Excise Tax (4.1%)
	Buckeye Excise Tax
400,000	4.000%, 07/01/36	NR/AA+/AA	405,248
	Cottonwood Pledged Revenue Obligations
500,000	5.000%, 07/01/30 AGMC Insured	NR/AA/NR	509,015

29  |  Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Excise Tax (continued)
	Flagstaff Pledged Revenue
$ 1,395,000	4.250%, 07/01/33	NR/AA/NR	$ 1,430,628
	Phoenix Civic Improvement Corp. (Civic Plaza)
2,000,000	5.500%, 07/01/27 BHAC/FGIC Insured	Aa1/AA+/NR	2,162,720
	Santa Cruz Co. Jail District
1,655,000	5.000%, 07/01/28 AGMC Insured	NR/AA/NR	1,740,001
	Scottsdale Municipal Property Corp. (Aviation)
1,100,000	5.000%, 07/01/28 AMT	Aa1/AAA/AA+	1,155,110
	Total Excise Tax		7,402,722

	Healthcare (2.8%)
	Arizona Industrial Development Authority (Phoenix Children's Hospital)
1,000,000	3.000%, 02/01/45	A1/A+/AA-	796,350
	Maricopa Co. Industrial Development Authority (Banner Health)
2,000,000	5.000%, 01/01/53	NR/AA-/AA-	2,062,280
	Maricopa Co. Industrial Development Authority (HonorHealth)
2,250,000	4.125%, 09/01/38	A2/NR/A+	2,264,782
	Total Healthcare		5,123,412

	Higher Education (6.8%)
	Arizona Board of Regents (Arizona State University System) VRDO***
5,320,000	3.600%, 07/01/34	Aa2/AA/NR	5,320,000
	Arizona Board of Regents (University of Arizona System) Speed Stimulus Plan for Economic & Educational Development
1,000,000	3.125%, 08/01/39	Aa3/A+/NR	884,990
	Arizona Board of Regents (University of Arizona System)
2,500,000	5.000%, 06/01/30	Aa2/AA-/NR	2,543,600
105,000	4.000%, 06/01/38	Aa2/AA-/NR	107,950

30  |  Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Higher Education (continued)
	Maricopa Co. Industrial Development Authority (Creighton University)
$ 2,500,000	5.000%, 07/01/47	A2/NR/NR	$ 2,620,725
	Phoenix Industrial Development Authority (Downtown Phoenix Student Housing)
750,000	5.000%, 07/01/42	Baa3/NR/NR	754,672
	Total Higher Education		12,231,937

	Housing (2.0%)
	Arizona Industrial Development Authority Green Bond MTEB (Chandler Village Apartments Project)
4,716,473	2.120%, 07/01/37 FNMA Insured Series 2020	Aaa/NR/NR	3,671,067

	Lease (1.8%)
	Arizona Board of Regents (Northern Arizona University) COP
600,000	5.000%, 09/01/27	A2/A/NR	600,954
	Nogales Municipal Development Authority, Inc.
615,000	5.000%, 06/01/28 AGMC Insured	NR/AA/NR	639,643
2,000,000	4.000%, 06/01/39 AGMC Insured	NR/AA/NR	2,017,560
	Total Lease		3,258,157

	Pollution Control (0.6%)
	Maricopa Co. Pollution Control (El Paso Electric Co.)
375,000	3.600%, 02/01/40	Baa2/NR/BBB+	334,106
	Maricopa Co. Pollution Control (Southern California Edison Co.)
1,000,000	2.400%, 06/01/35	A2/A-/A-	828,330
	Total Pollution Control		1,162,436

31  |  Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Resource Recovery (2.6%)
	Chandler Industrial Development Authority (Intel Corporation Project)
$ 4,055,000	5.000%, 09/01/52 AMT	A3/A-/NR	$ 4,179,570
	Yavapai Co. Industrial Development Authority, (Waste Management Inc. Project)
520,000	2.200%, 03/01/28 AMT (Mandatory Put Date 06/03/24)	NR/A-/NR	518,180
	Total Resource Recovery		4,697,750

	Sales Tax (3.1%)
	Arizona Sports & Tourism Authority (Multipurpose Stadium Facility Project)
5,000,000	5.000%, 07/01/30 BAMAC Insured	A1/AA/A	5,514,150

	Senior Living Facilities (1.2%)
	Arizona Industrial Development Authority, Second Tier (Great Lakes Senior Living Communities) †††
620,000	5.000%, 01/01/28	NR/D/NR	497,779
555,000	5.000%, 01/01/29	NR/D/NR	417,249
1,205,000	5.000%, 01/01/30	NR/D/NR	879,939
655,000	4.000%, 01/01/33	NR/D/NR	391,972
	Total Senior Living Facilities		2,186,939

	Transportation (3.1%)
	Arizona State Transportation Board Highway Revenue Refunding
3,500,000	5.000%, 07/01/25	Aa1/AA+/NR	3,577,630
1,905,000	5.000%, 07/01/33	Aa1/AA+/NR	1,979,619
	Total Transportation		5,557,249

32  |  Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Utility (6.4%)
	Greater Arizona Development Authority Revenue
$ 305,000	5.000%, 08/01/28 AGMC Insured	A1/AA+/NR	$ 305,192
	Mesa Utility System
2,150,000	4.000%, 07/01/32	Aa2/AA-/NR	2,187,840
5,000,000	5.000%, 07/01/36	Aa3/A+/NR	5,904,900
	Salt Verde Finance Corp. Gas Revenue
3,000,000	5.250%, 12/01/28	A3/BBB+/NR	3,139,080
	Total Utility		11,537,012

	Water/Sewer (7.4%)
	Phoenix Civic Improvement Corp. Junior Lien Water System Revenue
3,000,000	5.000%, 07/01/36 Series 2016	Aa2/AAA/NR	3,104,820
1,730,000	5.000%, 07/01/36 Series 2020A	Aa2/AAA/NR	1,941,250
1,315,000	5.000%, 07/01/37 Series 2020A	Aa2/AAA/NR	1,465,160
6,365,000	5.000%, 07/01/45 Series 2021A	Aa2/AAA/NR	6,944,915
	Total Water/Sewer		13,456,145
	Total Revenue Bonds		105,643,114

	Pre-Refunded Bonds\Escrowed to Maturity Bonds (2.0%)††
	Pre-Refunded General Obligation\Escrowed to Maturity Bonds (2.0%)
	City (0.7%)
	Tempe, Arizona
1,295,000	3.750%, 07/01/34	NR/NR/NR*	1,302,045

	State (1.3%)
	Arizona State COP
2,220,000	5.000%, 10/01/24 ETM	Aa2/AA-/NR	2,235,851
	Total Pre-Refunded Bonds\Escrowed to Maturity Bonds		3,537,896
	Total Municipal Bonds (cost $177,499,938)		174,757,404

33  |  Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Shares	Short-Term Investment (2.3%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
4,238,429	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 5.20%** (cost $4,238,429)	Aaa-mf/AAAm/NR	$ 4,238,429

	Total Investments (cost $181,738,367-note 4)	99.0%	178,995,833
	Other assets less liabilities	1.0	1,751,053
	Net Assets	100.0%	$180,746,886

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Aaa of Moody's or AAA of S&P or Fitch	26.6%
Pre-refunded bonds\ ETM bonds††	2.0
Aa of Moody's or AA of S&P or Fitch	60.8
A of Moody's or S&P or Fitch	8.8
Baa of Moody's or BBB of Fitch	0.6
D of S&P	1.2
100.0%

PORTFOLIO ABBREVIATIONS

AGMC - Assured Guaranty Municipal Corp.

AMT - Alternative Minimum Tax

BAMAC - Build America Mutual Assurance Co.

BHAC - Berkshire Hathaway Assurance Corp.

COP- Certificates of Participation

ETM - Escrowed to Maturity

FGIC - Financial Guaranty Insurance Co.

FNMA - Federal National Mortgage Association

MTEB - Multifamily Tax-Exempt Mortgage-Backed Bonds

NR - Not Rated

VRDO - Variable Rate Demand Obligation

34  |  Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

***	Variable rate demand obligations (“VRDOs”) are payable upon demand within the same day for securities with daily liquidity or seven days for securities with weekly liquidity.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

†††	Illiquid securities: Represents 1.2% of net assets.

35  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS MARCH 31, 2024

Principal Amount	General Obligation Bonds (42.2%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Lease (0.8%)
	Colorado State Rural COP
$1,000,000	4.000%, 12/15/35 Series 2020A	Aa2/AA-/NR	$ 1,041,340

	Metropolitan District (3.8%)
	Denver, Colorado Urban Renewal Authority, Tax Increment Revenue, Stapleton Senior
2,600,000	5.000%, 12/01/25 Series A-1	NR/NR/AA-	2,601,976
	Midcities Metropolitan District No.2 Colorado, Special Revenue
2,365,000	5.000%, 12/01/31 Series 2022 AGMC Insured	A1/AA/NR	2,647,712
	Total Metropolitan District		5,249,688

	School Districts (36.1%)
	Adams 12 Five Star Schools, Colorado
1,000,000	5.000%, 12/15/29	Aa1/AA/NR	1,048,580
1,000,000	5.500%, 12/15/31	Aa1/AA/NR	1,129,400
	Adams & Weld Counties, Colorado School District #27J
2,000,000	5.000%, 12/01/24	Aa2/AA/NR	2,001,920
1,000,000	5.000%, 12/01/25	Aa2/AA/NR	1,010,740
3,400,000	5.000%, 12/01/42 Series 2017	Aa2/AA/NR	3,550,314
	Boulder, Larimer & Weld Counties, Colorado Series C
2,000,000	5.000%, 12/15/28	Aa1/AA+/NR	2,103,540
	Boulder Valley, Colorado School District No. RE-2
2,500,000	5.000%, 12/01/36 Series 2023	Aa1/AA+/NR	2,925,975
	Costilla County, Colorado School District No. R-30 Sierra Grande
2,180,000	5.000%, 12/01/32	Aa2/NR/NR	2,436,128
	Denver, Colorado City & County School District No. 1
2,000,000	5.000%, 12/01/29	Aa1/AA+/AA+	2,101,280
	Denver, Colorado City & County School District No. 1
2,000,000	5.000%, 12/01/25 Series B	Aa1/AA+/AA+	2,021,480

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AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School Districts (continued)
	Eagle County School District, Colorado, Eagle, Garfield & Routt School District #50J
$1,000,000	5.000%, 12/01/29	Aa1/AA/NR	$ 1,050,640
1,750,000	5.000%, 12/01/40 Series 2024	Aa1/NR/NR	1,990,450
	El Paso County, Colorado School District #2, Harrison
2,000,000	5.000%, 12/01/31	Aa2/AA/NR	2,190,160
	El Paso County, Colorado School District #20 Refunding
2,255,000	5.000%, 12/15/29	Aa1/NR/NR	2,369,937
	Fremont County, Colorado School District #RE-1, Canon City
500,000	5.000%, 12/01/41 Series 2024	Aa2/NR/NR	559,380
	Gunnison Watershed, Colorado School District #RE-1J
1,100,000	5.000%, 12/01/40	Aa2/NR/NR	1,239,777
	Jefferson County, Colorado School District #R-1 Refunding
2,225,000	5.000%, 12/15/30	Aa1/AA/NR	2,385,222
2,600,000	5.000%, 12/15/31	Aa1/AA/NR	2,863,432
	Larimer County, Colorado School District No. R 1 Poudre
1,000,000	5.000%, 12/15/30	Aa1/NR/AA+	1,100,050
	Larimer, Weld & Boulder Counties, Colorado School District No. R-2J, Thompson
520,000	5.000%, 12/15/34	Aa2/AA/NR	568,641
3,375,000	5.000%, 12/15/35	Aa2/AA/NR	3,676,658
	Larimer, Weld & Boulder Counties, Colorado School District No. R-2J, Thompson Refunding
1,500,000	4.250%, 12/15/24	Aa2/NR/NR	1,500,540
	Mesa County, Colorado School District No. 50
425,000	5.000%, 12/01/41 Series 2024	Aa2/NR/NR	471,797
370,000	5.000%, 12/01/42 Series 2024	Aa2/NR/NR	408,954

37  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School Districts (continued)
	Park County, Colorado School District No. 1, Platte Canyon
$ 700,000	5.000%, 12/01/43 Series 2024	Aa2/NR/NR	$ 771,778
	Pueblo County, Colorado School District No. 60
1,000,000	5.000%, 12/15/38 Series 2020	Aa2/AA/NR	1,087,700
	Pueblo County, Colorado School District No. 70
1,500,000	4.000%, 12/01/33 Series 2021A	Aa2/AA/NR	1,591,815
	San Miguel County, Colorado School District No. R-1, Telluride
1,000,000	5.000%, 12/01/41 Series 2024	Aa1/NR/NR	1,131,880
	Weld County, Colorado School District No. RE-4
1,655,000	5.000%, 12/01/39 Series 2023	Aa2/AA/NR	1,882,132
	Total School Districts		49,170,300

	Special District (0.6%)
	Basalt & Rural Fire Protection District, Eagle & Pitkin Counties
750,000	5.000%, 12/01/40 Series 2024A	NR/AA/NR	837,930

	Water & Sewer (0.9%)
	Central Colorado Water Conservancy District, Adams Morgan & Weld Counties
1,185,000	5.000%, 12/01/24	NR/A/NR	1,186,102
	Total General Obligation Bonds		57,485,360

	Revenue Bonds (50.1%)
	City (1.1%)
	Grand Junction, Colorado General Fund
1,350,000	5.000%, 03/01/41	NR/AA/NR	1,519,830

	Healthcare (5.2%)
	Colorado Health Facilities Authority, National Jewish Health - St. Joseph Hospital Center Outpatient Health LLC
1,200,000	4.000%, 01/01/39 Series 2019	NR/AA/NR	1,189,632

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AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Healthcare (continued)
	Colorado Health Facilities Authority, Sanford
$1,000,000	5.000%, 11/01/32 Series 2019A	NR/A+/AA-	$ 1,096,260
2,165,000	5.000%, 11/01/34 Series 2019A	NR/A+/AA-	2,372,061
	Southeast Colorado Hospital District Enterprise, Anticipation Notes
2,500,000	5.000%, 02/01/25 Series 2023	NR/NR/NR*	2,486,200
	Total Healthcare		7,144,153

	Higher Education (5.3%)
	Colorado Educational & Cultural Facility Authority, University of Denver Project
2,130,000	5.250%, 03/01/25 NPFG Insured	A1/A+/NR	2,157,243
	Colorado Educational & Cultural Facility Authority Refunding, University of Denver Project
1,000,000	5.250%, 03/01/26 NPFG Insured	A1/A+/NR	1,033,480
	Colorado School of Mines Institutional Enterprise
700,000	5.000%, 12/01/38 Series 2023C	A1/A+/NR	800,884
1,000,000	5.000%, 12/01/43 Series 2024A SHEIP Insured	Aa2/AA/NR	1,122,210
	Colorado State Board Community Colleges & Occupational Education, Refunding & Improvement, Arapahoe Community College
1,000,000	5.000%, 11/01/30 Series 2017A	Aa3/NR/NR	1,072,410
	University of Northern Colorado Greeley Institutional Enterprise Refunding
1,000,000	5.000%, 06/01/25 Series A SHEIP Insured	Aa2/AA/NR	1,002,080
	Total Higher Education		7,188,307

39  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Lease (17.3%)
	Adams County, Colorado School District No. 1 Mapleton COP
$1,165,000	5.000%, 12/01/33 Series 2023 BAMAC Insured	A2/AA/NR	$ 1,365,601
1,335,000	5.000%, 12/01/36 Series 2023 BAMAC Insured	A2/AA/NR	1,526,252
	Colorado State BEST COP
2,500,000	5.000%, 03/15/31 Series K	Aa2/AA-/NR	2,631,300
	Colorado State BEST COP
2,000,000	5.000%, 03/15/31 Series M	Aa2/AA-/NR	2,154,160
	Colorado State Higher Education Capital Construction Lease
1,690,000	5.000%, 11/01/26	Aa2/AA-/NR	1,775,227
	Denver, Colorado City & County COP, Convention Center Expansion Project
1,500,000	5.000%, 06/01/30 Series 2018A	Aa2/AA+/AA+	1,556,250
	Denver, Colorado City & County COP (Fire Station & Library Facilities)
1,065,000	5.000%, 12/01/25	Aa1/AA+/AA+	1,096,993
	Denver, Colorado City & County COP (Wellington E. Webb Municipal Office Building)
1,000,000	5.000%, 12/01/36 Series 2023	Aa1/AA+/AA+	1,173,140
1,715,000	5.000%, 12/01/37 Series 2023	Aa1/AA+/AA+	1,991,887
	Douglas County, Colorado COP (Libraries)
1,570,000	5.000%, 12/01/27	Aa2/NR/NR	1,584,680
	Foothills Park and Recreation District, Colorado COP
1,405,000	4.000%, 12/01/35 Series 2021	NR/AA-/NR	1,475,686
	Foothills Park and Recreation District, Colorado COP Refunding & Improvement
1,380,000	5.000%, 12/01/26 AGMC Insured	NR/AA/NR	1,418,516
	Fort Lupton, Colorado COP
500,000	5.000%, 12/01/33 Series 2023	NR/A+/NR	553,300
	Frisco, Colorado Financial Authority COP
750,000	5.000%, 12/01/37 Series 2023	Aa2/NR/NR	833,902

40  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Lease (continued)
	Telluride, Colorado COP
$ 945,000	5.000%, 12/01/43 Series 2024	NR/AA-/NR	$ 1,039,481
	Thompson School District No R2-J (Larimer, Weld And Boulder Counties, Colorado COP
750,000	4.500%, 12/01/26 Series 2014	A1/NR/NR	753,990
	Westminster, Colorado COP (Municipal Courthouse Project)
500,000	5.000%, 12/01/37 Series 2023	NR/AA/NR	570,830
	Total Lease		23,501,195

	Sales Tax (3.9%)
	City of Fruita, Colorado Sales & Use Tax
1,110,000	4.000%, 10/01/33	NR/AA-/NR	1,144,787
	Commerce City, Colorado Sales & Use Tax
1,000,000	5.000%, 08/01/26 BAMAC Insured	Aa2/AA/NR	1,022,080
	Denver, Colorado City & County Dedicated Tax Revenue
2,000,000	5.000%, 08/01/42 Series 2016A	Aa3/AA-/AA-	2,047,300
1,000,000	4.000%, 08/01/36 Series 2021A	Aa3/AA-/AA-	1,047,870
	Total Sales Tax		5,262,037

	Tax Increment (1.1%)
	Park Creek, Colorado Metropolitan District Senior Limited Property Tax Supported
1,475,000	4.000%, 12/01/35 AGMC Insured	NR/AA/A	1,512,598

	Transportation (2.7%)
	E-470 Public Highway Authority, Colorado Senior Revenue
1,500,000	5.000%, 09/01/35 Series 2020A	A1/A+/NR	1,690,875
	Regional Transportation District, Colorado COP
2,000,000	5.000%, 06/01/26 Series A	A1/AA/AA-	2,033,960
	Total Transportation		3,724,835

41  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Utilities (6.4%)
	Colorado Springs, Colorado Utilities Revenue, Refunding
$1,000,000	5.000%, 11/15/27 Series A	Aa2/AA+/AA	$ 1,028,150
	Colorado Springs, Colorado Utilities Revenue Refunding
450,000	5.000%, 11/15/33 Series 2022B	Aa2/AA+/NR	527,755
450,000	5.000%, 11/15/34 Series 2022B	Aa2/AA+/NR	526,135
	Colorado Springs, Colorado Utilities System Improvement Revenue
1,500,000	5.000%, 11/15/39 Series 2023A	Aa2/AA+/NR	1,716,345
	Colorado Springs, Colorado Utilities System Revenue Refunding
1,000,000	5.000%, 11/15/38 Series 2023B	Aa2/AA+/NR	1,146,840
1,000,000	5.000%, 11/15/39 Series 2023B	Aa2/AA+/NR	1,144,230
	Fort Collins, Colorado Electric Utility Enterprise Revenue
2,240,000	5.000%, 12/01/37 Series 2023	NR/AA-/AA-	2,567,331
	Total Utilities		8,656,786

	Water & Sewer (7.1%)
	Arapahoe, Colorado Water & Wastewater Public Improvement District
1,020,000	5.000%, 12/01/25	NR/AA-/NR	1,030,955
	Arvada, Colorado Wastewater Enterprise
1,090,000	5.000%, 12/01/35	NR/AA-/AA	1,281,644
	Arvada, Colorado Water Enterprise
1,355,000	5.000%, 12/01/35	NR/AA+/AA+	1,590,946
	Broomfield, Colorado Sewer and Waste Water
1,550,000	5.000%, 12/01/24 AGMC Insured	Aa3/AA/NR	1,551,689
	Grand Junction, Colorado Sewer System
485,000	5.000%, 12/01/41 Series 2024 BAMAC Insured	NR/AA/NR	544,708
400,000	5.000%, 12/01/42 Series 2024 BAMAC Insured	NR/AA/NR	447,284
840,000	5.000%, 12/01/43 Series 2024 BAMAC Insured	NR/AA/NR	934,786

42  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Water & Sewer (continued)
	Snake River Water District, Colorado Water Activity Enterprise Revenue Refunding & Improvement
$2,000,000	5.000%, 03/01/39 Series 2024 BAMAC Insured	NR/AA/NR	$ 2,252,160
	Total Water & Sewer		9,634,172
	Total Revenue Bonds		68,143,913

	Pre-Refunded Bonds (3.1%)††
	Pre-Refunded Revenue Bonds (3.1%)
	Higher Education (2.0%)
	University of Colorado Enterprise System, Series A
2,620,000	5.000%, 06/01/29	Aa1/NR/AA+	2,670,645

	Lease (1.1%)
	Rangeview Library District Project, Colorado COP
1,515,000	5.000%, 12/15/27 AGMC Insured	Aa2/AA/NR	1,560,783
	Total Pre-Refunded Bonds		4,231,428
	Total Municipal Bonds (cost $129,270,937)		129,860,701

Shares	Short-Term Investment (3.5%)
4,737,121	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 5.20%* (cost $4,737,121)	Aaa-mf/AAAm/NR	4,737,121

	Total Investments (cost $134,008,058 - note 4)	98.9%	134,597,822
	Other assets less liabilities	1.1	1,473,190
	Net Assets	100.0%	$ 136,071,012

43  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Prerefunded bonds††	3.3%
Aa of Moody's or AA of S&P or Fitch	88.5
A of Moody's or S&P	6.3
Not Rated*	1.9
100.0%

PORTFOLIO ABBREVIATIONS

AGMC - Assured Guaranty Municipal Corp.

BAMAC - Build America Mutual Assurance Company

BEST - Building Excellent Schools Today

COP - Certificates of Participation

NPFG - National Public Finance Guarantee

NR - Not Rated

SHEIP - State Higher Education Intercept Program

*	The rate is an annualized seven-day yield at period end.

**	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

See accompanying notes to financial statements.

44  |  Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS MARCH 31, 2024

Principal Amount	General Obligation Bonds (4.1%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Bowling Green, Kentucky
$ 500,000	2.000%, 09/01/44 Series 2021A	Aa1/NR/NR	$ 328,245
	Lexington-Fayette Urban County, Kentucky
3,350,000	4.000%, 09/01/29	Aa2/AA/NR	3,355,192
	Newport, Kentucky
620,000	2.000%, 02/01/38 Series 2021 AGMC Insured	NR/AA/NR	468,639
	Rowan County, Kentucky
835,000	4.000%, 06/01/30 AGMC Insured	A1/AA/NR	849,521
865,000	4.000%, 06/01/31 AGMC Insured	A1/AA/NR	878,797
	Warren County, Kentucky
695,000	1.750%, 12/01/35 Series 2020	Aa1/NR/NR	548,557
	Total General Obligation Bonds		6,428,951

	Revenue Bonds (88.5%)
	State Agency (21.5%)
	Kentucky Asset & Liability Commission Federal Highway Notes
2,000,000	5.000%, 09/01/26 Series A	A2/AA/A+	2,009,360
1,000,000	5.000%, 09/01/27 Series A	A2/AA/A+	1,020,100
	Kentucky Rural Water Finance Corp.
255,000	4.500%, 08/01/24 NPFG Insured	Baa2/AA-/NR	255,105
290,000	4.500%, 08/01/27 NPFG Insured	Baa2/AA-/NR	290,241
245,000	4.600%, 08/01/28 NPFG Insured	Baa2/AA-/NR	245,208
315,000	4.625%, 08/01/29 NPFG Insured	Baa2/AA-/NR	315,287
175,000	4.000%, 02/01/28 Series 2012C	NR/AA-/NR	175,091
100,000	4.000%, 02/01/29 Series 2012C	NR/AA-/NR	100,053
120,000	4.000%, 02/01/26 Series 2012F	NR/AA-/NR	120,050
125,000	4.000%, 02/01/27 Series 2012F	NR/AA-/NR	125,061
130,000	4.000%, 02/01/28 Series 2012F	NR/AA-/NR	130,068
140,000	4.000%, 02/01/29 Series 2012F	NR/AA-/NR	140,074
265,000	2.000%, 02/01/35 Series 2020I	NR/AA-/NR	216,619
475,000	2.000%, 02/01/36 Series 2020I	NR/AA-/NR	379,012
280,000	2.000%, 02/01/37 Series 2020I	NR/AA-/NR	213,346
615,000	3.000%, 08/01/31 Series 2021D	NR/AA-/NR	597,048
625,000	3.000%, 08/01/32 Series 2021D	NR/AA-/NR	602,244
580,000	3.000%, 08/01/33 Series 2021D	NR/AA-/NR	557,229

45  |  Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	State Agency (continued)
	Kentucky State Office Building COP
$ 2,250,000	4.000%, 04/15/27	A1/NR/NR	$ 2,300,242
1,640,000	5.000%, 06/15/34	A1/NR/NR	1,658,876
	Kentucky State Property and Buildings Commission
3,000,000	5.000%, 08/01/33 Project 108	A1/A/AA-	3,040,020
5,000,000	5.000%, 08/01/32 Project 110	A1/A/AA-	5,073,850
2,040,000	5.000%, 11/01/27 Project 112	A1/A/AA-	2,136,268
1,425,000	5.000%, 11/01/28 Project 112	A1/A/AA-	1,489,723
2,500,000	5.000%, 02/01/31 Project 112	A1/A/AA-	2,567,950
1,400,000	4.000%, 10/01/30 Project 114	A1/A/AA-	1,435,238
1,000,000	5.000%, 04/01/29 Project 115	A1/A/AA-	1,053,420
2,000,000	5.000%, 05/01/30 Project 117	A1/NR/AA-	2,111,160
500,000	5.000%, 05/01/36 Project 117	A1/NR/AA-	527,415
1,015,000	5.000%, 05/01/25 Project 119	A1/A/AA-	1,030,966
1,750,000	4.000%, 11/01/37 Project 122A	A1/NR/AA-	1,764,105
	Total State Agency		33,680,429

	Airports (2.7%)
	Louisville, Kentucky Regional Airport Authority
2,325,000	5.000%, 07/01/26 AMT	NR/A+/A+	2,328,232
1,895,000	5.000%, 07/01/27 Series A AMT	NR/A+/A+	1,898,430
	Total Airports		4,226,662

	City (1.3%)
	River City Parking Authority of River City, Inc., Kentucky First Mortgage Refunding
780,000	2.000%, 12/01/33 Series 2021A	Aa3/AA-/NR	665,106
800,000	2.000%, 12/01/34 Series 2021A	Aa3/AA-/NR	670,824
810,000	2.000%, 12/01/35 Series 2021A	Aa3/AA-/NR	664,589
	Total City		2,000,519

46  |  Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	City & County (0.5%)
	Louisville & Jefferson County Visitors & Convention Commission (Kentucky International Convention Center Expansion Project)
$ 1,000,000	3.125%, 06/01/41 Series 2016	Aa3/A/NR	$ 861,190

	Excise Tax (1.1%)
	Kentucky Bond Development Corp. Transient Room Tax Revenue (Lexington Center Corporation) Subordinate
1,585,000	5.000%, 09/01/27 Series 2018B	A3/NR/NR	1,667,246

	Healthcare (4.7%)
	City of Ashland, Kentucky, Medical Center (King's Daughter)
1,000,000	4.000%, 02/01/36 Series 2016A	A3/A-/A	992,690
460,000	5.000%, 02/01/31 Series 2019	A3/A-/A	485,130
450,000	5.000%, 02/01/32 Series 2019	A3/A-/A	473,944
2,600,000	3.000%, 02/01/40 Series 2019 AGMC Insured	A1/AA/A	2,236,598
	Louisville & Jefferson County, Kentucky Metropolitan Government Health System, Norton Healthcare, Inc.
2,500,000	5.000%, 10/01/31 Series A	NR/A/A+	2,580,750
	Warren County, Kentucky, Warren County Community Hospital Corp.
680,000	4.000%, 10/01/29	NR/AA-/NR	680,415
	Total Healthcare		7,449,527

	Higher Education (14.5%)
	Boyle County, Kentucky Educational Facilities Refunding (Centre College)
2,050,000	5.000%, 06/01/28 Series 2017	A3/A/NR	2,148,051
1,000,000	5.000%, 06/01/29 Series 2017	A3/A/NR	1,046,920

47  |  Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Higher Education (continued)
	Eastern Kentucky University General Receipts
$ 1,230,000	5.000%, 10/01/30 Series A	A1/NR/NR	$ 1,322,459
870,000	4.500%, 04/01/32 Series A	A1/NR/NR	875,203
	Kentucky Bond Development Corp. Educational Facilities, City of Danville (Centre College)
305,000	4.000%, 06/01/34 Series 2021	A3/A/NR	316,273
	Kentucky Bond Development Corp. Educational Facilities Revenue Refunding, City of Stamping Ground (Transylvania University Project)
645,000	3.000%, 03/01/38 Series 2021A	NR/A-/NR	564,743
	Kentucky Bond Development Corp. Industrial Building Revenue, City of Stamping Ground (Transylvania University Project)
510,000	4.000%, 03/01/33 Series 2019B	NR/A-/NR	517,946
610,000	4.000%, 03/01/34 Series 2019B	NR/A-/NR	618,839
	Kentucky State University COP
300,000	4.000%, 11/01/34 Series 2021 BAMI Insured	NR/AA/NR	317,511
310,000	4.000%, 11/01/36 Series 2021 BAMI Insured	NR/AA/NR	322,760
740,000	4.000%, 11/01/38 Series 2021 BAMI Insured	NR/AA/NR	756,635
	Louisville & Jefferson County, Kentucky Metropolitan Government College Improvement (Bellarmine University Project)
2,270,000	5.000%, 05/01/33	Ba3/NR/NR	2,153,435
	Morehead State University, Kentucky General Receipts
1,000,000	5.000%, 04/01/29 Series A	A1/NR/NR	1,015,340
1,000,000	4.000%, 04/01/31 Series A	A1/NR/NR	1,010,230
	Murray State University Project, Kentucky General Receipts
1,850,000	4.500%, 03/01/30 Series A	A1/NR/NR	1,865,707
1,230,000	3.000%, 09/01/35 Series 2022A	A1/NR/NR	1,162,891

48  |  Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Higher Education (continued)
	Northern Kentucky University, Kentucky General Receipts
$ 990,000	3.000%, 09/01/40 Series A AGMC Insured	A1/AA/NR	$ 843,351
	University of Kentucky COP
1,000,000	4.000%, 05/01/39 2011 Series 2019A	Aa3/AA/NR	1,007,220
	University of Kentucky, Kentucky General Receipts
2,715,000	3.000%, 04/01/39 Series A	Aa2/AA+/NR	2,432,912
	University of Louisville, Kentucky General Receipts
1,235,000	3.000%, 09/01/32 Series 2021B BAMI Insured	A1/AA/NR	1,189,070
1,275,000	3.000%, 09/01/33 Series 2021B BAMI Insured	A1/AA/NR	1,218,543
	Total Higher Education		22,706,039

	Housing (1.9%)
	Kentucky Housing Corp. Multifamily (Churchill Park)
3,000,000	4.650%, 05/01/25 144A	NR/NR/NR*	3,000,240

	Local Public Property (5.9%)
	Jefferson County, Kentucky Capital Projects
1,605,000	4.375%, 06/01/28 AGMC Insured	A1/NR/AA+	1,606,701
1,050,000	4.375%, 06/01/27 Series A AGMC Insured	A1/NR/AA+	1,051,018
	Kentucky Association of Counties Finance Corp. Financing Program
180,000	4.000%, 02/01/25	NR/AA-/NR	180,029
365,000	5.000%, 02/01/25 Series B	NR/AA-/NR	368,920
385,000	5.000%, 02/01/26 Series B	NR/AA-/NR	396,049
380,000	3.000%, 02/01/30 Series C	NR/AA-/NR	367,654
460,000	3.000%, 02/01/32 Series D	NR/AA-/NR	441,710
470,000	3.000%, 02/01/33 Series D	NR/AA-/NR	449,217
1,210,000	3.000%, 02/01/38 Series E	NR/AA-/NR	1,089,714

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AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Local Public Property (continued)
	Kentucky Bond Corp. Financing Program
$ 575,000	2.000%, 02/01/37 2021 First Series A	NR/AA-/NR	$ 441,163
590,000	2.000%, 02/01/38 2021 First Series A	NR/AA-/NR	433,951
600,000	2.000%, 02/01/39 2021 First Series A	NR/AA-/NR	428,256
1,295,000	4.000%, 02/01/34 2023 First Series A	NR/AA-/NR	1,364,852
730,000	3.000%, 02/01/41 2020 Series F	NR/AA-/NR	618,252
	Total Local Public Property		9,237,486

	School Building (21.7%)
	Adair County, Kentucky School District Finance Corp.
1,495,000	4.250%, 09/01/36 Series 2023	A1/NR/NR	1,569,301
	Anderson County, Kentucky School District Finance Corp.
1,015,000	4.125%, 02/01/32 Series 2023	A1/NR/NR	1,067,080
	Beechwood, Kentucky Independent School District Finance Corp.
645,000	4.000%, 08/01/31 Series 2022	A1/NR/NR	667,710
	Bullitt County, Kentucky School District Finance Corp.
970,000	1.875%, 12/01/36 Series 2020	A1/NR/NR	748,704
	Campbellsville, Kentucky Independent School District Finance Corp.
870,000	4.000%, 08/01/36 Series 2023	A1/NR/NR	888,279
	Christian County, Kentucky School District Finance Corp.
2,000,000	4.000%, 10/01/37 Series 2023 AGMC Insured	A1/AA/NR	2,098,420
	Fayette County, Kentucky School District Finance Corp.
3,000,000	5.000%, 08/01/31	Aa3/AA-/NR	3,039,630
	Hopkins County, Kentucky School District Finance Corp.
1,500,000	2.000%, 02/01/39 Series 2021	A1/NR/NR	1,089,300

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AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School Building (continued)
	Jefferson County, Kentucky School District Finance Corp.
$ 1,075,000	4.500%, 04/01/32 Series A	Aa3/AA-/NR	$ 1,091,372
4,000,000	4.000%, 07/01/26 Series B	Aa3/AA-/NR	4,002,400
	Johnson County, Kentucky School District Finance Corp.
1,080,000	4.000%, 04/01/32 Series 2023	A1/NR/NR	1,142,878
	Kenton County, Kentucky School District Finance Corp.
2,040,000	3.000%, 02/01/31 Series 2022	A1/NR/NR	1,989,510
1,080,000	4.000%, 08/01/37 Series 2023A	A1/NR/NR	1,107,929
	Lewis County, Kentucky School District Finance Corp.
1,600,000	2.000%, 02/01/39 Series 2021	A1/NR/NR	1,124,128
	Logan County, Kentucky School District Finance Corp., Energy Conservation Revenue Bonds
575,000	4.000%, 04/01/33 Series 2016	A1/NR/NR	584,240
615,000	4.000%, 04/01/34 Series 2016	A1/NR/NR	624,520
	Madison County, Kentucky School District Finance Corp. School Building
1,460,000	4.000%, 02/01/38 Series 2024	Aa3/NR/NR	1,485,973
	Powell County, Kentucky School District Finance Corp. School Building
1,235,000	4.000%, 02/01/39 Series 2024	A1/NR/NR	1,226,454
	Pulaski County, Kentucky School District Finance Corp. School Building
1,510,000	4.125%, 06/01/34 Series 2023	A1/NR/NR	1,584,564
	Scott County, Kentucky School District Finance Corp. School Building
1,000,000	4.000%, 02/01/32	Aa3/NR/NR	1,050,400
	Shelby County, Kentucky School District Finance Corp. School Building
3,200,000	4.000%, 02/01/28	A1/NR/NR	3,267,968
2,440,000	4.000%, 02/01/29	A1/NR/NR	2,497,608
	Total School Building		33,948,368

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AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Student Loan (2.5%)
	Kentucky Higher Education Student Loan
$ 400,000	5.000%, 06/01/24 Senior Series A AMT	NR/AAA/A	$ 400,408
600,000	5.000%, 06/01/26 Senior Series A AMT	NR/A/A	613,620
270,000	4.000%, 06/01/34 Senior Series A AMT	NR/A/A	266,436
750,000	5.000%, 06/01/28 Senior Series 2019A-1 AMT	NR/A/A	782,723
1,000,000	5.000%, 06/01/28 Senior Series 2021A-1 AMT	NR/A/A	1,043,630
350,000	5.000%, 06/01/31 Senior Series 2021A-1 AMT	NR/A/A	373,342
500,000	4.000%, 06/01/37 Senior Series 2023A-1 AMT	NR/A/NR	487,805
	Total Student Loan		3,967,964

	Turnpike/Highway (6.3%)
	Kentucky State Turnpike Authority
4,030,000	5.000%, 07/01/30 Series A	Aa3/A/AA-	4,096,737
1,715,000	5.000%, 07/01/31 Series B	Aa3/A/NR	1,777,632
2,925,000	5.000%, 07/01/33 Series B	Aa3/A/NR	3,029,247
900,000	5.000%, 07/01/28 Series 2022B	Aa3/NR/NR	973,179
	Total Turnpike/Highway		9,876,795

	Utilities (3.9%)
	Boone County, Kentucky Pollution Control
1,000,000	3.700%, 08/01/27 Series 2008A	Baa1/BBB+/NR	984,350
	Carroll County, Kentucky Environmental Facilities
2,000,000	3.375%, 02/01/26 Series 2018A AMT	A1/A/NR	1,946,360
	Louisville & Jefferson County, Kentucky Metropolitan Sewer District
1,920,000	4.500%, 05/15/30 Series A	Aa3/AA/NR	1,934,669
	Murray, Kentucky Electric Plant Board
1,380,000	3.000%, 12/01/35 Series 2021 AGMC Insured	A1/AA/NR	1,291,735
	Total Utilities		6,157,114
	Total Revenue Bonds		138,779,579

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AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Pre-Refunded Bonds (1.9%)††	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Pre-Refunded Revenue Bonds (1.9%)
	State Agency (0.8%)
	Kentucky State Property and Buildings Commission
$ 625,000	4.000%, 04/01/26 Project 105	A1/A/AA-	$ 625,181
655,000	4.000%, 04/01/27 Project 105	A1/A/AA-	655,190
	Total State Agency		1,280,371

	School Building (1.1%)
	Jefferson County, Kentucky School District Finance Corp.
1,655,000	4.000%, 11/01/29 Series C	Aa3/AA-/NR	1,655,430
	Total Pre-Refunded Bonds		2,935,801
	Total Municipal Bonds (cost $153,810,451)		148,144,331

Shares	Short-Term Investment (4.6%)
7,146,791	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 5.20%** (cost $7,146,791)	Aaa-mf/AAAm/NR	7,146,791

	Total Investments (cost $160,957,242 - note 4)	99.1%	155,291,122
	Other assets less liabilities	0.9	1,456,226
	Net Assets	100.0%	$156,747,348

53  |  Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
AAA of S&P	0.3%
Pre-refunded bonds††	2.0
Aa of Moody's or AA of S&P or Fitch	57.5
A of Moody's or S&P or Fitch	36.1
Baa of Moody's or BBB of S&P	0.7
Ba3 of Moody's	1.4
Not Rated*	2.0
100.0%

PORTFOLIO ABBREVIATIONS
AGMC - Assured Guaranty Municipal Corp. AMT - Alternative Minimum Tax BAMI - Build America Mutual Insurance COP - Certificates of Participation NPFG - National Public Finance Guarantee NR - Not Rated

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

Note: 144A – Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2024, these securities amounted to a value of $3,000,240 or 1.9% of net assets.

See accompanying notes to financial statements.

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AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS MARCH 31, 2024

Principal Amount	General Obligation Bonds (62.6%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	City (0.8%)
	Molalla, Oregon
$ 3,115,000	4.000%, 06/01/49 Series 2024A BAMAC Insured	NR/AA/NR	$ 3,066,313

	City & County (7.4%)
	Bend, Oregon
2,690,000	5.000%, 06/01/32	NR/AA+/NR	3,143,749
	Benton County, Oregon Full Faith Credit Obligations
500,000	5.000%, 06/01/39 Series 2023	Aa1/NR/NR	565,365
	Boardman, Oregon Green Bond
1,000,000	4.000%, 06/15/33 Series 2021 BAMAC Insured	NR/AA/NR	1,041,730
	Clackamas County, Oregon Refunding
1,135,000	4.000%, 06/01/24	Aaa/NR/NR	1,135,136
	Clackamas County, Oregon (Tax-Exempt)
1,485,000	5.000%, 06/01/25 Series 2016B	Aaa/NR/NR	1,514,566
	Clatsop County, Oregon
1,000,000	5.000%, 06/15/32	Aa2/NR/NR	1,114,290
	Hermiston, Oregon Full Faith and Credit Obligations
450,000	5.000%, 12/01/38 Series 2024 AGMC Insured	NR/AA/NR	515,173
	Lake Oswego, Oregon Refunding
3,140,000	4.000%, 12/01/30	Aaa/AAA/NR	3,256,745
	Lebanon, Oregon Refunding
1,050,000	5.000%, 06/01/24	A1/NR/NR	1,051,040
1,165,000	5.000%, 06/01/25	A1/NR/NR	1,184,444
	McMinnville, Oregon Refunding
2,075,000	5.000%, 02/01/27	Aa3/NR/NR	2,100,938
	Multnomah County, Oregon
3,000,000	5.000%, 06/01/30	Aaa/AAA/NR	3,190,260
	Portland, Oregon Limited Tax, Build Portland & Fuel Stations Projects
1,210,000	5.000%, 04/01/36 2017 Series 2022D	Aaa/NR/NR	1,394,223

55  |  Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	City & County (continued)
	Portland, Oregon Limited Tax, Sellwood Bridge & Archive Space Projects
$ 1,710,000	4.000%, 04/01/30 2017 Series A	Aaa/NR/NR	$ 1,763,010
1,775,000	4.000%, 04/01/31 2017 Series A	Aaa/NR/NR	1,826,990
	Redmond, Oregon Full Faith and Credit Bonds
1,140,000	5.000%, 06/01/34 Series B-1	Aa2/NR/NR	1,258,252
	Salem, Oregon
3,000,000	5.000%, 06/01/38 Series 2023B	Aa2/NR/NR	3,431,910
	Tualatin, Oregon
750,000	5.000%, 06/15/39 Series 2023	Aa1/NR/NR	848,400
	Total City & County		30,336,221

	Community College (4.4%)
	Blue Mountain Community College District Umatilla, Oregon Morrow and Baker Counties Oregon (Umatilla and Morrow Counties Service Area)
970,000	4.000%, 06/15/27 Series 2015	NR/AA+/NR	978,371
	Chemeketa, Oregon Community College District
2,000,000	5.000%, 06/15/25	NR/AA+/NR	2,007,140
	Clackamas, Oregon Community College District
1,405,000	5.000%, 06/15/27 Series A	Aa1/AA+/NR	1,433,451
	Columbia Gorge, Oregon Community College District, Refunding
1,000,000	4.000%, 06/15/24	Aa1/NR/NR	1,000,120
	Lane, Oregon Community College
1,840,000	5.000%, 06/15/24	NR/AA+/NR	1,841,049
1,735,000	4.000%, 06/15/32 Series 2020A	Aa1/NR/NR	1,851,072
1,070,000	4.000%, 06/15/34 Series 2020 A	Aa1/NR/NR	1,137,217
	Linn Benton, Oregon Community College
1,520,000	5.000%, 06/01/27	NR/AA+/NR	1,546,159
	Oregon Coast Community College District State
1,770,000	5.000%, 06/15/25	Aa1/NR/NR	1,771,062

56  |  Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Community College (continued)
	Portland, Oregon Community College District
$ 1,250,000	5.000%, 06/15/38 Series 2023	NR/AA+/NR	$ 1,430,250
	Tillamook Bay, Oregon Community College District
1,290,000	5.000%, 06/15/35 Series 2023B	NR/AA+/NR	1,501,547
1,450,000	5.000%, 06/15/36 Series 2023B	NR/AA+/NR	1,675,867
	Total Community College		18,173,305

	Healthcare (1.3%)
	Nehalem Bay, Oregon Health District
2,655,000	5.000%, 06/15/44 Series 2023A	NR/A/NR	2,855,665
	Umatilla, Oregon Hospital District #1
2,500,000	4.750%, 06/01/43 Series 2023	NR/A/NR	2,500,700
	Total Healthcare		5,356,365

	School District (34.9%)
	Benton & Linn Counties, Oregon School District #509J (Corvallis)
2,000,000	5.000%, 06/15/31 Series B	Aa1/AA+/NR	2,175,960
1,615,000	5.000%, 06/15/32 Series B	Aa1/AA+/NR	1,749,271
	Clackamas County, Oregon School District #7J (Lake Oswego)
1,400,000	4.000%, 06/01/33	Aa2/AA+/NR	1,437,562
	Clackamas County, Oregon School District #12 (North Clackamas)
3,205,000	5.000%, 06/15/30	Aa1/AA+/NR	3,407,107
4,725,000	5.000%, 06/15/31	Aa1/AA+/NR	5,014,028
1,100,000	5.000%, 06/15/32	Aa1/NR/NR	1,197,361
1,000,000	5.000%, 06/15/35	Aa1/NR/NR	1,084,810
2,160,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	2,298,240
3,000,000	5.000%, 06/15/37 Series B	Aa1/AA+/NR	3,144,180
	Clackamas County, Oregon School District #62 (Oregon City)
1,310,000	5.000%, 06/15/31 Series B	Aa1/AA+/NR	1,427,979

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AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School District (continued)
	Clackamas & Washington Counties, Oregon School District No. 3JT (West Linn-Wilsonville)
$ 3,500,000	5.000%, 06/15/26	Aa1/AA+/NR	$ 3,568,390
5,500,000	5.000%, 06/15/27	Aa1/AA+/NR	5,604,830
1,115,000	5.000%, 06/15/28	Aa1/AA+/NR	1,136,129
1,000,000	5.000%, 06/15/34	Aa1/NR/NR	1,168,040
	Clatsop County, Oregon School District #1C (Astoria)
1,080,000	5.000%, 06/15/31 Series B	Aa1/NR/NR	1,201,057
1,215,000	5.000%, 06/15/32 Series B	Aa1/NR/NR	1,351,359
	Clatsop County, Oregon School District #10 (Seaside)
1,000,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	1,061,170
	Clatsop County, Oregon School District #30 (Warrenton-Hammond)
1,590,000	5.000%, 06/15/31 Series B	Aa1/NR/NR	1,764,137
1,000,000	5.000%, 06/15/32 Series B	Aa1/NR/NR	1,109,150
1,115,000	5.000%, 06/15/34 Series B	Aa1/NR/NR	1,234,439
	Columbia County, Oregon School District #502 (St. Helens)
1,000,000	5.000%, 06/15/34	Aa1/NR/NR	1,059,280
	Coos County, Oregon School District #9 (Coos Bay)
1,035,000	5.000%, 06/15/32	NR/AA+/NR	1,131,772
	Curry County, Oregon School District #1 (Central Curry)
500,000	5.000%, 06/15/39 Series 2023B	NR/AA+/NR	560,965
	Deschutes County, Oregon Administrative School District #1 (Bend - La Pine)
3,000,000	4.000%, 06/15/30	Aa1/AA+/NR	3,101,010
1,470,000	4.000%, 06/15/32	Aa1/NR/NR	1,540,531
1,540,000	5.000%, 06/15/37	Aa1/NR/NR	1,789,003
5,000,000	4.000%, 06/15/45	Aa1/NR/NR	4,971,500
	Greater Albany School District, Oregon #8J (Linn & Benton Counties)
1,000,000	5.000%, 06/15/30 Series 2017	Aa1/AA+/NR	1,062,110
2,035,000	5.000%, 06/15/32 Series 2017	Aa1/AA+/NR	2,157,548

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AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School District (continued)
	Hood River County, Oregon School District
$ 2,260,000	4.000%, 06/15/30	NR/AA+/NR	$ 2,307,618
2,400,000	4.000%, 06/15/31	NR/AA+/NR	2,451,144
	Jackson County, Oregon School District #5 (Ashland)
1,620,000	5.000%, 06/15/33 Series 2019	Aa1/AA+/NR	1,788,107
5,970,000	5.000%, 06/15/42 Series 2019	Aa1/AA+/NR	6,377,751
	Lane County, Oregon School District #4J (Eugene) Refunding
3,300,000	5.000%, 06/15/33	Aa1/NR/NR	3,863,607
1,105,000	4.000%, 06/15/35	Aa1/NR/NR	1,151,432
	Lane County, Oregon School District #19 (Springfield)
1,000,000	5.000%, 06/15/25	Aa1/AA+/NR	1,020,090
	Lincoln County, Oregon School District
2,370,000	4.000%, 06/15/24 Series A	Aa1/NR/NR	2,370,237
	Linn & Marion Counties, Oregon School District #129J (Santiam Canyon)
750,000	5.000%, 06/15/34	NR/AA+/NR	833,025
1,200,000	5.000%, 06/15/39 Series 2019	NR/AA+/NR	1,301,976
	Marion & Linn Counties, Oregon School District #29J (North Santiam)
1,160,000	5.000%, 06/15/32 Series 2023	NR/AA+/NR	1,324,395
	Marion & Polk Counties, Oregon School District #24J (Salem-Keizer)
5,000,000	5.000%, 06/15/30	Aa1/AA+/NR	5,459,250
1,135,000	5.000%, 06/15/32 Series 2020B	Aa1/AA+/NR	1,286,307
1,000,000	5.000%, 06/15/33 Series 2020B	Aa1/AA+/NR	1,132,980
1,000,000	5.000%, 06/15/34 Series 2020B	Aa1/AA+/NR	1,129,050
2,000,000	5.000%, 06/15/35 Series 2020B	Aa1/AA+/NR	2,250,840
	Multnomah County, Oregon School District #1J (Portland)
2,970,000	5.000%, 06/15/26 Series B	Aa1/AA+/NR	3,031,568
3,000,000	5.000%, 06/15/37 Series 2023	Aa1/AA+/NR	3,498,210

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AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School District (continued)
	Multnomah County, Oregon School District #7 (Reynolds)
$ 5,680,000	5.000%, 06/15/26 Series A	Aa1/NR/NR	$ 5,795,020
1,500,000	5.000%, 06/15/27 Series A	Aa1/NR/NR	1,530,375
1,825,000	5.000%, 06/15/28 Series A	Aa1/NR/NR	1,861,956
	Multnomah and Clackamas Counties, Oregon School District #10 (Gresham-Barlow)
2,500,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	2,658,425
	Polk, Marion & Benton Counties, Oregon School District #13J (Central)
1,515,000	4.000%, 02/01/28	NR/AA+/NR	1,525,120
	Tillamook & Yamhill Counties, Oregon School District #101 (Nestucca Valley)
1,275,000	5.000%, 06/15/31	NR/AA+/NR	1,394,072
	Umatilla County, Oregon School District #6R (Umatilla)
1,435,000	5.000%, 06/15/36 Series 2023A	NR/AA+/NR	1,671,043
1,010,000	5.000%, 06/15/38 Series 2023A	NR/AA+/NR	1,151,319
	Washington County, Oregon School District #15 (Forest Grove)
625,000	5.000%, 06/15/37 Series 2023	NR/AA+/NR	720,619
	Washington County, Oregon School District #48J (Beaverton)
1,500,000	5.000%, 06/15/27 Series C	Aa1/AA+/NR	1,598,850
	Washington & Clackamas Counties, Oregon School District #23J (Tigard)
2,405,000	5.000%, 06/15/30	Aa1/AA+/NR	2,555,144
1,000,000	5.000%, 06/15/31 Series A	Aa1/AA+/NR	1,112,090
1,000,000	5.000%, 06/15/32 Series A	Aa1/AA+/NR	1,111,720
	Washington, Clackamas & Yamhill Counties, Oregon School District #88J
2,785,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	2,953,604
2,000,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	2,178,280

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AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School District (continued)
	Washington, Multnomah & Yamhill Counties, Oregon School District #1J (Hillsboro)
$ 3,105,000	5.000%, 06/15/30	Aa1/NR/NR	$ 3,294,933
3,010,000	5.000%, 06/15/31	Aa1/NR/NR	3,189,396
2,000,000	5.000%, 06/15/34 Series 2017	Aa1/NR/NR	2,111,040
980,000	4.000%, 06/15/40 Series 2020	Aa1/NR/NR	988,908
	Yamhill County, Oregon School District #40 (McMinnville)
1,000,000	4.000%, 06/15/30	Aa1/AA+/NR	1,018,500
	Total School District		142,506,919

	Special District (5.9%)
	Bend, Oregon Metropolitan Park & Recreational District
1,430,000	4.000%, 06/01/27	Aa2/NR/NR	1,430,429
	Clackamas County, Oregon Fire District No. 1
1,020,000	4.000%, 06/01/30	NR/AA/NR	1,054,007
2,705,000	4.000%, 06/01/31	NR/AA/NR	2,791,966
	Corbett Fire District No. 14, Multnomah County, Oregon
400,000	5.000%, 06/15/39 Series 2023 AGMC Insured	NR/AA/NR	434,056
	Lebanon, Oregon Fire Protection District, Linn County
560,000	5.000%, 06/15/40 Series 2023 BAMAC Insured	NR/AA/NR	609,689
	Metro, Oregon
1,305,000	4.000%, 06/01/26 Series 2012 A	Aaa/AAA/NR	1,305,287
2,390,000	4.000%, 06/01/33 Series 2020 A	Aaa/AAA/NR	2,529,911
1,400,000	4.000%, 06/01/34 Series 2020 A	Aaa/AAA/NR	1,479,254
	Pacific Communities Health District, Oregon
1,945,000	5.000%, 06/01/29	A1/NR/NR	2,004,848
2,060,000	5.000%, 06/01/30	A1/NR/NR	2,121,656
1,000,000	5.000%, 06/01/31	A1/NR/NR	1,027,610
1,200,000	5.000%, 06/01/32	A1/NR/NR	1,232,880

61  |  Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Special District (continued)
	Redmond Area Park & Recreational District, Oregon
$ 660,000	5.000%, 06/15/38 Series 2023	NR/AA-/NR	$ 752,347
	Tualatin Hills, Oregon Park & Recreational District
2,525,000	5.000%, 06/01/24	Aa1/NR/NR	2,529,697
2,775,000	5.000%, 06/01/26	Aa1/NR/NR	2,829,113
	Total Special District		24,132,750

	State (7.6%)
	State of Oregon
750,000	5.000%, 05/01/25 Series A	Aa1/AA+/AA+	750,945
2,000,000	5.000%, 05/01/33 Series 2022A	Aa1/AA+/AA+	2,343,780
	State of Oregon Article XI-G Higher Education
500,000	5.000%, 08/01/25 Series O	Aa1/AA+/AA+	511,900
	State of Oregon Article XI-M Seismic Projects
1,000,000	5.000%, 06/01/30	Aa1/AA+/AA+	1,039,420
	State of Oregon Article XI-M and XI-N Seismic Projects
900,000	5.000%, 06/01/39 Series 2020E	Aa1/AA+/AA+	993,726
	State of Oregon Article XI-M, XI-N and XI-P State Grant Programs
1,000,000	5.000%, 06/01/37 Series 2023D	Aa1/AA+/AA+	1,165,850
	State of Oregon Article XI-Q State Projects
4,000,000	5.000%, 05/01/32 Series A	Aa1/AA+/AA+	4,441,760
2,300,000	5.000%, 05/01/37 Series A	Aa1/AA+/AA+	2,698,291
2,905,000	4.000%, 05/01/39 Series A	Aa1/AA+/AA+	2,977,218
3,000,000	5.000%, 05/01/44 Series A	Aa1/AA+/AA+	3,204,990
2,300,000	5.000%, 05/01/28 Series F	Aa1/AA+/AA+	2,341,768
1,605,000	5.000%, 11/01/39 Series J	Aa1/AA+/AA+	1,849,987

62  |  Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	State (continued)
	State of Oregon Higher Education
$ 1,000,000	5.000%, 08/01/28 Series A	Aa1/AA+/AA+	$ 1,022,480
1,920,000	5.000%, 08/01/32 Series G	Aa1/AA+/AA+	2,144,160
1,300,000	5.000%, 08/01/32 Series L	Aa1/AA+/AA+	1,380,210
	State of Oregon Veteran's Welfare
450,000	1.950%, 06/01/31 Series 2020 I	Aa1/AA+/AA+	387,158
2,000,000	2.150%, 12/01/34 Series 2020 I	Aa1/AA+/AA+	1,670,920
	Total State		30,924,563

	Transportation (0.3%)
	State of Oregon ODOT Projects
1,020,000	5.000%, 11/15/30 Series M	Aa1/AA+/AA+	1,080,843
	Total General Obligation Bonds		255,577,279

	Revenue Bonds (28.4%)
	Development (0.7%)
	Oregon State Business Development Commission Recovery Zone Facility (Intel Corp. Project)
3,000,000	3.800%, 12/01/40	A3/A-/NR	3,038,580

	Education (0.3%)
	Northwest Regional Education Service District, Oregon Full Faith and Credit Obligations
500,000	5.000%, 06/01/34 Series 2023	A1/NR/NR	567,920
600,000	5.000%, 06/01/37 Series 2023	A1/NR/NR	671,670
	Total Education		1,239,590

	Electric (2.3%)
	Eugene, Oregon Electric Utility Refunding System
2,250,000	5.000%, 08/01/30 Series A	Aa2/AA-/AA-	2,340,900

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AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Electric (continued)
	Warm Springs Reservation, Oregon Confederated Tribes, Hydroelectric Revenue, Tribal Economic Development, Pelton Round Butte Project (Green Bonds)
$ 1,000,000	5.000%, 11/01/32 Series 2019B 144A	A3/NR/NR	$ 1,095,680
1,000,000	5.000%, 11/01/33 Series 2019B 144A	A3/NR/NR	1,096,590
1,200,000	5.000%, 11/01/34 Series 2019B 144A	A3/NR/NR	1,320,672
500,000	5.000%, 11/01/36 Series 2019B 144A	A3/NR/NR	545,365
2,760,000	5.000%, 11/01/39 Series 2019B 144A	A3/NR/NR	2,964,516
	Total Electric		9,363,723

	Healthcare (3.9%)
	Oregon Health Sciences University
1,250,000	5.000%, 07/01/28 Series B	Aa3/AA-/AA-	1,295,650
1,000,000	5.000%, 07/01/33 Series B	Aa3/AA-/AA-	1,032,570
	Oregon Health Sciences University
5,500,000	5.000%, 07/01/46 Series 2021B-2 (Mandatory Put Date 02/01/32)	Aa3/AA-/AA-	6,155,435
	Oregon State Facilities Authority (Legacy Health Project)
2,255,000	5.000%, 06/01/30 Series 2022B	A1/A/NR	2,486,724
	Oregon State Facilities Authority (Samaritan Health Services Project)
1,685,000	5.000%, 10/01/40 Series 2020A	NR/BBB+/NR	1,757,522
	Salem, Oregon Hospital Facilities Authority (Salem Health Projects)
1,130,000	5.000%, 05/15/30 Series 2019A	NR/A+/AA-	1,225,609
	Union County, Oregon Hospital Facility Authority (Grande Ronde Hospital Project)
135,000	5.000%, 07/01/28 Series 2022	NR/BBB/BBB-	140,550
175,000	5.000%, 07/01/29 Series 2022	NR/BBB/BBB-	183,773
200,000	5.000%, 07/01/30 Series 2022	NR/BBB/BBB-	212,062
665,000	5.000%, 07/01/31 Series 2022	NR/BBB/BBB-	707,607
500,000	5.000%, 07/01/32 Series 2022	NR/BBB/BBB-	535,525
	Total Healthcare		15,733,027

64  |  Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Housing (0.3%)
	Clackamas County, Oregon Housing Authority Multifamily Housing Revenue (Easton Ridge Apartments Project)
$ 1,310,000	4.000%, 09/01/27 Series A	Aa2/NR/NR	$ 1,310,314

	Lottery (3.5%)
	Oregon State Department of Administration Services (Lottery Revenue)
2,000,000	5.000%, 04/01/32 Series A	Aa2/AAA/NR	2,214,780
1,000,000	5.000%, 04/01/33 Series A	Aa2/AAA/NR	1,106,680
1,500,000	5.000%, 04/01/35 Series A	Aa2/AAA/NR	1,749,675
1,000,000	5.000%, 04/01/25 Series B	Aa2/AAA/NR	1,000,730
5,000,000	5.000%, 04/01/26 Series D	Aa2/AAA/NR	5,080,150
2,000,000	5.000%, 04/01/28 Series D	Aa2/AAA/NR	2,031,060
1,000,000	5.000%, 04/01/29 Series D	Aa2/AAA/NR	1,015,240
	Total Lottery		14,198,315

	Sales Tax (0.2%)
	Metro, Oregon Dedicated Tax Revenue (Oregon Convention Center Hotel)
750,000	5.000%, 06/15/31	Aa3/NR/NR	790,005

	Transportation (4.8%)
	Oregon State Department Transportation Highway Usertax (Senior Lien)
5,000,000	5.000%, 11/15/29 Series B	Aa1/AAA/AA+	5,309,000
	Oregon State Department Transportation Highway Usertax (Subordinate Lien)
900,000	5.000%, 11/15/37 Series 2020A	Aa2/AA+/AA+	1,009,287
2,385,000	5.000%, 11/15/39 Series 2023A	Aa2/AA+/AA+	2,754,341
1,355,000	5.000%, 11/15/41 Series 2023A	Aa2/AA+/AA+	1,536,475
	Port Portland, Oregon Airport Revenue Refunding, Portland International Airport Series Twenty Three
1,000,000	5.000%, 07/01/28	NR/AA-/NR	1,019,350
1,390,000	5.000%, 07/01/29	NR/AA-/NR	1,418,189

65  |  Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Transportation (continued)
	Tri-County Metropolitan Transportation District, Oregon Capital Grant Receipt
$ 1,100,000	5.000%, 10/01/27 Series A	A3/A/NR	$ 1,171,511
2,000,000	5.000%, 10/01/30 Series A	A3/A/NR	2,155,740
3,000,000	5.000%, 10/01/31 Series 2018A	A3/A/NR	3,226,740
	Total Transportation		19,600,633

	Water and Sewer (12.4%)
	Beaverton, Oregon Water Revenue
1,760,000	5.000%, 04/01/36 Series 2020	NR/AA+/NR	1,966,536
1,850,000	5.000%, 04/01/37 Series 2020	NR/AA+/NR	2,053,278
2,175,000	5.000%, 04/01/41 Series 2024	NR/AA+/NR	2,500,119
2,285,000	5.000%, 04/01/42 Series 2024	NR/AA+/NR	2,614,748
	Eugene, Oregon Water Utility System
115,000	5.000%, 08/01/28	Aa2/AA/AA+	120,199
450,000	5.000%, 08/01/29	Aa2/AA/AA+	469,935
	Hillsboro, Oregon Water System
1,710,000	5.000%, 06/01/32	Aa2/NR/NR	1,905,915
	Portland, Oregon Sewer System (First Lien)
2,000,000	5.000%, 06/01/28 Series A	Aa1/AA+/NR	2,039,700
	Portland, Oregon Sewer System (Second Lien)
5,405,000	4.500%, 05/01/31 Series A	Aa2/AA/NR	5,531,261
6,355,000	5.000%, 03/01/32 Series A	Aa2/AA/NR	7,104,509
2,000,000	5.000%, 10/01/25 Series B	Aa2/AA/NR	2,015,600
5,000,000	4.000%, 03/01/34 Series 2020A	Aa2/AA/NR	5,257,100
2,195,000	5.000%, 12/01/42 Series 2023A	Aa2/AA/NR	2,479,757
1,040,000	5.000%, 12/01/43 Series 2023A	Aa2/AA/NR	1,169,501
	Portland, Oregon Water System (First Lien)
3,230,000	5.000%, 05/01/27 Series A	Aa1/NR/NR	3,233,230
1,000,000	4.000%, 04/01/35 Series 2022A	Aa1/AA+/NR	1,064,310
	Portland, Oregon Water System (Second Lien)
2,230,000	5.000%, 05/01/35 Series 2019A	Aa2/NR/NR	2,476,660
1,740,000	5.000%, 05/01/35 Series 2020A	Aa2/NR/NR	1,933,418

66  |  Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Water and Sewer (continued)
	Tualatin Valley, Oregon Water District
$ 1,000,000	5.000%, 06/01/38 Series 2023	NR/AA+/AA+	$ 1,148,250
3,265,000	5.000%, 06/01/45 Series 2023	NR/AA+/AA+	3,621,375
	Total Water and Sewer		50,705,401
	Total Revenue Bonds		115,979,588

	Pre-Refunded\Escrowed to Maturity Bonds (6.9%)††
	Pre-Refunded General Obligation Bonds (2.7%)
	Higher Education (0.4%)
	Oregon State Higher Education
1,795,000	5.000%, 08/01/27 Series C	Aa1/AA+/AA+	1,803,149

	School District (1.5%)
	Clackamas County, Oregon School District #62 (Oregon City)
440,000	5.000%, 06/01/29 AGMC Insured	NR/AA/NR	440,827
560,000	5.000%, 06/01/29 AGMC Insured	A1/AA/NR	561,053
	Marion County, Oregon School District #103 (Woodburn)
2,260,000	5.000%, 06/15/28	Aa1/NR/NR	2,306,466
	Union County, Oregon School District #1 (La Grande)
1,000,000	5.000%, 06/15/27	Aa1/NR/NR	1,019,960
	Washington County, Oregon School District #48J (Beaverton)
1,845,000	5.000%, 06/15/29 Series 2014B	Aa1/AA+/NR	1,849,502
	Total School District		6,177,808

67  |  Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Pre-Refunded General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	State (0.8%)
	State of Oregon Article XI-G Community College Projects
$ 1,160,000	5.000%, 08/01/27 Series J	Aa1/AA+/AA+	$ 1,186,993
	State of Oregon Article XI-G Higher Education
1,000,000	5.000%, 08/01/26 Series O	Aa1/AA+/AA+	1,023,800
1,000,000	5.000%, 08/01/27 Series O	Aa1/AA+/AA+	1,023,800
	Total State		3,234,593
	Total Pre-Refunded General Obligation Bonds		11,215,550

	Pre-Refunded\Escrowed to Maturity Revenue Bonds (4.2%)
	Higher Education (0.4%)
	Oregon State Facilities Authority (Reed College Project)
500,000	5.000%, 07/01/30 Series A	Aa2/NR/NR	530,590
1,135,000	4.000%, 07/01/31 Series A	Aa2/NR/NR	1,169,583
	Total Higher Education		1,700,173

	Transportation (3.8%)
	Oregon State Department Transportation Highway Usertax (Senior Lien)
1,040,000	5.000%, 11/15/26 Series A	Aa1/AAA/AA+	1,049,131
8,000,000	5.000%, 11/15/28 Series A	Aa1/AAA/AA+	8,074,720
	Tri-County Metropolitan Transportation District, Oregon (Senior Lien Payroll Tax)
3,975,000	5.000%, 09/01/30 Series A	Aaa/AAA/NR	4,163,773
	Tri-County Metropolitan Transportation District, Oregon (Senior Lien Payroll Tax)
2,010,000	5.000%, 09/01/29 Series B	Aaa/AAA/NR	2,058,883
	Total Transportation		15,346,507
	Total Pre-Refunded\Escrowed to Maturity Revenue Bonds		17,046,680
	Total Pre-Refunded\Escrowed to Maturity Bonds		28,262,230
	Total Municipal Bonds (cost $401,647,679)		399,819,097

68  |  Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Shares	Short-Term Investment (1.2%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
4,832,800	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 5.20%* (cost 4,832,800)	Aaa-mf/AAAm/NR	$ 4,832,800

	Total Investments (cost $406,480,479 - note 4)	99.1%	404,651,897
	Other assets less liabilities	0.9	3,673,071
	Net Assets	100.0%	$408,324,968

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Aaa of Moody's or AAA of S&P	9.7%
Pre-refunded bonds††	7.1
Aa of Moody's or AA of S&P or Fitch	73.7
A of Moody's or S&P	8.6
BBB of S&P or Fitch	0.9
100.0%

PORTFOLIO ABBREVIATIONS
AGMC - Assured Guaranty Municipal Corp. BAMAC - Build America Mutual Assurance Co. NR - Not Rated ODOT - Oregon Department of Transportation

*	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

Note: 144A – Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2024, these securities amounted to a value of $7,022,823 or 1.7% of net assets.

See accompanying notes to financial statements.

69  |  Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS MARCH 31, 2024

Principal Amount	General Obligation Bonds (24.3%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Barrington, Rhode Island
$ 560,000	2.500%, 08/01/25	Aa1/NR/NR	$ 548,128
	Bristol, Rhode Island
865,000	3.500%, 08/01/31	NR/AA+/NR	858,141
1,900,000	3.000%, 08/01/38 Series 2021A	NR/AA+/NR	1,714,731
1,095,000	4.500%, 09/15/38 Series 2023A	NR/AA+/NR	1,222,655
	Coventry, Rhode Island
1,605,000	3.625%, 03/15/27 AGMC Insured	A1/AA/NR	1,606,669
	Cranston, Rhode Island
1,325,000	4.000%, 07/01/28	A1/AA-/AA+	1,350,758
1,170,000	5.000%, 08/01/32 Series 2018 A	A1/AA-/AA+	1,268,420
1,000,000	4.000%, 08/01/33 Series 2019 A BAMI Insured	A1/AA/AA+	1,040,370
615,000	4.000%, 08/01/35 Series 2019 A BAMI Insured	A1/AA/AA+	638,548
860,000	4.000%, 08/15/34 Series 2021 A	NR/AA-/AA+	905,047
455,000	4.000%, 08/15/35 Series 2021 A	NR/AA-/AA+	477,718
1,000,000	4.250%, 07/15/24 Series B BAMI Insured	A1/AA/AA+	1,001,650
1,000,000	4.250%, 07/15/25 Series B BAMI Insured	A1/AA/AA+	1,013,250
	Cumberland, Rhode Island
500,000	4.250%, 11/01/27 Series 2011 A	NR/AA+/NR	500,425
500,000	4.625%, 11/01/31 Series 2011 A	NR/AA+/NR	500,555
700,000	4.500%, 03/15/32 Series 2018 A	NR/AA+/NR	738,920
	Hopkinton, Rhode Island
400,000	4.375%, 08/15/31	Aa3/NR/NR	400,088
	Jamestown, Rhode Island
1,000,000	4.500%, 02/15/39 Series 2023A	Aa1/NR/NR	1,080,230
	Johnston, Rhode Island
1,020,000	3.450%, 06/01/29 Series A	A1/AA/NR	1,018,643
1,020,000	3.700%, 06/01/33 Series A	A1/AA/NR	1,020,010
	Lincoln, Rhode Island
1,500,000	3.500%, 08/01/24 Series A	Aa2/NR/AAA	1,496,910
2,225,000	3.500%, 08/01/25 Series A	Aa2/NR/AAA	2,226,468
	Narragansett, Rhode Island
1,025,000	3.500%, 07/15/28	Aa2/AA+/NR	1,015,109

70  |  Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	North Kingstown, Rhode Island
$ 190,000	3.000%, 04/15/24 Series A	Aa2/AA+/NR	$ 189,890
1,500,000	3.500%, 04/01/37 Series 2021 A	NR/AA+/NR	1,492,920
	North Smithfield, Rhode Island
825,000	3.000%, 06/15/26 Series A	Aa2/NR/NR	817,600
1,075,000	3.500%, 05/15/34	Aa2/NR/NR	1,080,074
	Pawtucket, Rhode Island
525,000	4.000%, 11/01/25 AGMC Insured	A1/AA/A+	527,404
890,000	4.500%, 07/15/33 Series C AGMC Insured	A1/AA/NR	956,670
935,000	4.500%, 07/15/34 Series C AGMC Insured	A1/AA/NR	1,007,743
975,000	4.500%, 07/15/35 Series C AGMC Insured	A1/AA/NR	1,045,609
	Portsmouth, Rhode Island
1,140,000	3.750%, 02/01/31 Series A	Aa2/AAA/NR	1,148,801
	Providence, Rhode Island
975,000	3.625%, 01/15/29 Series A AGMC Insured	A1/AA/A	975,370
2,010,000	3.750%, 01/15/30 Series A AGMC Insured	A1/AA/A	2,010,945
1,000,000	3.750%, 01/15/32 Series A AGMC Insured	A1/AA/A	1,000,300
	Richmond, Rhode Island
265,000	3.000%, 08/01/24	Aa3/NR/NR	263,800
	State of Rhode Island
2,000,000	3.000%, 05/01/31 Series A	Aa2/AA/AA	1,976,520
2,000,000	3.000%, 05/01/32 Series A	Aa2/AA/AA	1,970,000
1,500,000	3.000%, 05/01/36 Series A	Aa2/AA/AA	1,388,220
	Warren, Rhode Island
1,170,000	4.000%, 02/15/33 Series 2018 A	Aa3/NR/NR	1,201,660
	West Greenwich, Rhode Island
1,175,000	3.000%, 08/15/26	NR/AA+/NR	1,155,237
	West Warwick, Rhode Island
795,000	5.000%, 10/01/32 Series A BAMI Insured	A3/AA/NR	812,967
	Westerly, Rhode Island
345,000	5.000%, 11/15/31 Series 2021 A	NR/AA/NR	396,336
	Total General Obligation Bonds		45,061,509

71  |  Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (71.3%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Development (6.8%)
	Providence, Rhode Island Public Building Authority (Capital Improvement Program Projects)
$ 3,000,000	4.000%, 09/15/34 Series A AGMC Insured	A1/AA/NR	$ 3,070,650
3,500,000	4.000%, 09/15/35 Series A AGMC Insured	A1/AA/NR	3,565,940
	Providence, Rhode Island Redevelopment Agency Refunding Public Safety Building Project
1,680,000	5.000%, 04/01/26 Series A AGMC Insured	A1/AA/NR	1,705,922
	Rhode Island Infrastructure Bank Municipal Road and Bridge Revolving Fund
935,000	4.000%, 10/01/33 Series 2019 A	NR/AA/NR	968,941
845,000	4.000%, 10/01/34 Series 2019 A	NR/AA/NR	874,761
1,010,000	4.000%, 10/01/35 Series 2019 A	NR/AA/NR	1,039,724
	Rhode Island Infrastructure Bank Efficient Buildings Fund, Green Bonds
1,555,000	3.000%, 10/01/37 Series 2020 A	NR/AA/NR	1,430,693
	Total Development		12,656,631

	Healthcare (3.7%)
	Rhode Island Health & Education Building Corp., Hospital Financing, Lifespan Obligated Group
875,000	5.000%, 05/15/28 Series 2016	NR/BBB+/BBB+	886,743
1,000,000	5.000%, 05/15/31 Series 2016	NR/BBB+/BBB+	1,015,770
1,000,000	5.000%, 05/15/33 Series 2016	NR/BBB+/BBB+	1,015,520
1,250,000	5.000%, 05/15/34 Series 2016	NR/BBB+/BBB+	1,269,050
1,750,000	5.000%, 05/15/39 Series 2016	NR/BBB+/BBB+	1,761,358
	Rhode Island State & Providence Plantations Lease COP (Eleanor Slater Hospital Project)
1,000,000	4.000%, 11/01/32 Series B	Aa3/AA-/AA-	1,033,850
	Total Healthcare		6,982,291

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Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Higher Education (7.5%)
	Rhode Island Health and Education Building Corp., Higher Educational Facility
$ 2,500,000	5.000%, 09/15/30 Series 2010 A AGMC Insured	Aa3/NR/NR	$ 2,501,725
	Rhode Island Health and Educational Building Corp., Higher Education Facility, Brown University
2,765,000	4.000%, 09/01/37 Series 2017	Aa1/AA+/NR	2,814,134
500,000	5.000%, 09/01/39 Series 2023	Aa1/AA+/NR	578,270
	Rhode Island Health and Educational Building Corp., Higher Education Facility, Providence College
2,000,000	4.000%, 11/01/24 Series 2015	A2/A/NR	2,003,980
250,000	4.000%, 11/01/37 Series 2021B	A2/A/NR	258,895
250,000	4.000%, 11/01/38 Series 2021B	A2/A/NR	258,397
	Rhode Island Health and Educational Building Corp., Higher Education Facility, University of Rhode Island
1,000,000	4.250%, 09/15/31 Series A	Aa3/A+/NR	1,038,410
785,000	5.000%, 09/15/34 Series 2023	Aa3/A+/NR	896,910
	Rhode Island Health and Educational Building Corp., Higher Education Facility, University of Rhode Island Auxiliary Enterprise
500,000	4.000%, 09/15/31 Series 2016 B	A1/A+/NR	507,855
2,000,000	4.000%, 09/15/42 Series 2017 A	A1/A+/NR	1,994,020
1,000,000	4.000%, 09/15/32 Series 2017 B	A1/A+/NR	1,022,190
	Total Higher Education		13,874,786

	Housing (8.5%)
	Rhode Island Housing & Mortgage Finance Corp. Homeownership Opportunity
155,000	3.000%, 10/01/39 Series 71	Aa1/AA+/NR	134,363
2,000,000	2.100%, 10/01/35 Series 73 A	Aa1/AA+/NR	1,633,680
2,000,000	2.300%, 10/01/40 Series 73 A	Aa1/AA+/NR	1,514,580
2,000,000	2.050%, 10/01/36 Series 75 A	Aa1/AA+/NR	1,539,560

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Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Housing (continued)
	Rhode Island Housing & Mortgage Finance Corp. Homeownership Opportunity (continued)
$ 750,000	2.350%, 10/01/36 Series 76 A	Aa1/AA+/NR	$ 607,980
1,125,000	4.000%, 10/01/37 Series 77 A	Aa1/AA+/NR	1,128,083
1,500,000	4.400%, 10/01/38 Series 79 A	Aa1/AA+/NR	1,521,405
1,150,000	4.150%, 10/01/38 Series 80 A	Aa1/AA+/NR	1,162,638
1,420,000	3.800%, 04/01/35 Series 82 A	Aa1/AA+/NR	1,418,126
	Rhode Island Housing & Mortgage Finance Corp. Multi-Family Development Sustainability
770,000	2.750%, 10/01/34 Series 1-B	Aa2/NR/NR	678,070
1,000,000	3.100%, 10/01/44 Series 1-B	Aa2/NR/NR	798,610
	Rhode Island Housing & Mortgage Finance Corp. Multi-Family Housing
145,000	4.625%, 10/01/25 Series 2010 A	Aaa/NR/NR	145,099
215,000	5.000%, 10/01/30 Series 2010 A	Aaa/NR/NR	215,475
1,255,000	3.450%, 10/01/36 Series 2016 1B	Aa2/NR/NR	1,234,769
1,000,000	3.250%, 10/01/27 Series 1B	Aa2/NR/NR	989,340
1,000,000	3.400%, 10/01/29 Series 3B	Aa2/NR/NR	999,990
	Total Housing		15,721,768

	Public School (29.6%)
	Rhode Island Health and Education Building Corp., State Appropriation-Backed Revenue Bonds, Central Falls Public School Projects
1,115,000	5.000%, 05/15/40 Series 2023	Aa3/AA-/NR	1,227,626
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Burrillville
730,000	5.000%, 05/15/35 Series 2022D	NR/AA/NR	837,069
	Rhode Island Health and Education Building Corp., Public School Financing Program, Chariho Regional School District
1,520,000	4.000%, 05/15/31 Series 2017 J-2 B	Aa3/NR/NR	1,560,067

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Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Public School (continued)
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Coventry
$ 1,000,000	3.750%, 05/15/28 Series 2013 B AGMC Insured	Aa3/AA/NR	$ 1,000,440
1,000,000	4.000%, 05/15/33 AGMC Insured	Aa3/AA/NR	1,000,310
	Rhode Island Health and Educational Building Corp., Public School Financing Program, City of Cranston
1,170,000	4.000%, 05/15/30 Series 2015 B BAMI Insured	NR/AA/NR	1,179,559
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Cumberland
800,000	5.000%, 05/15/39 Series 2023A	NR/AA+/NR	905,504
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of East Providence
1,000,000	3.625%, 05/15/32 Series B	Aa3/NR/NR	1,000,300
870,000	5.000%, 05/15/40 Series 2024A	NR/AA/NR	982,326
	Rhode Island Health and Education Building Corp., Exeter-West Greenwich Regional School District
1,455,000	3.500%, 05/15/37 Series 2021 G	Aa3/NR/NR	1,428,795
1,500,000	4.000%, 05/15/41 Series 2021 G	Aa3/NR/NR	1,508,460
1,150,000	4.500%, 05/15/39 Series 2023 B	Aa3/NR/NR	1,216,194
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Jamestown
1,020,000	3.000%, 05/15/35 Series 2019 C	Aa1/NR/NR	998,233
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Johnston
1,045,000	5.000%, 05/15/34 Series 2022F	NR/AA/NR	1,206,944

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Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Public School (continued)
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Lincoln
$ 3,245,000	5.000%, 05/15/33 Series 2020 B	Aa2/NR/AAA	$ 3,611,588
1,000,000	4.000%, 05/15/35 Series 2020 B	Aa2/NR/AAA	1,049,880
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Little Compton
1,100,000	4.000%, 05/15/25 Series 2013 H	NR/AAA/NR	1,100,627
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Newport
2,000,000	4.000%, 05/15/36 Series 2022C	NR/AA+/NR	2,122,860
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of North Providence
750,000	5.000%, 05/15/31 Series 2017 G AGMC Insured	Aa3/AA/NR	793,762
500,000	5.000%, 05/15/32 Series 2019 A AGMC Insured	Aa3/AA/NR	548,805
500,000	5.000%, 05/15/33 Series 2019 A AGMC Insured	Aa3/AA/NR	548,430
500,000	5.000%, 05/15/34 Series 2019 A AGMC Insured	Aa3/AA/NR	548,370
500,000	4.000%, 05/15/37 Series 2019 A AGMC Insured	Aa3/AA/NR	506,395
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Pawtucket
1,200,000	4.000%, 05/15/26 Series 2014 C	Aa3/NR/NR	1,200,708
1,000,000	4.250%, 05/15/29 Series 2017 E BAMI Insured	Aa3/AA/NR	1,031,590
1,045,000	4.000%, 05/15/31 Series 2018 B	Aa3/NR/NR	1,080,844
1,090,000	4.000%, 05/15/32 Series 2018 B	Aa3/NR/NR	1,123,648
1,000,000	4.000%, 05/15/36 Series 2022A	Aa3/NR/NR	1,044,640
1,000,000	4.000%, 05/15/38 Series 2022A	Aa3/NR/NR	1,023,880
2,350,000	3.000%, 05/15/39 Series 2019 B	Aa3/NR/NR	2,082,617

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Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Public School (continued)
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Portsmouth
$ 500,000	5.000%, 05/15/32 Series 2022E	NR/AAA/NR	$ 587,335
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Scituate
1,285,000	4.500%, 05/15/33 Series 2018 A	NR/AA/NR	1,346,436
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Smithfield
1,000,000	3.000%, 05/15/37 Series 2021H	NR/AA/NR	919,700
1,000,000	3.000%, 05/15/38 Series 2021H	NR/AA/NR	896,140
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Tiverton
1,630,000	5.000%, 05/15/27 Series 2015 D	A1/NR/NR	1,653,961
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Warwick
1,000,000	4.000%, 05/15/36 Series 2022B	NR/AA/NR	1,042,470
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Westerly
500,000	4.000%, 05/15/31 Series 2021E	NR/AA/NR	533,085
	Rhode Island Health and Education Building Corp., Public School Financing Program, Pooled Issue
445,000	5.000%, 05/15/35 Series 2019 A AGMC Insured	Aa3/AA/NR	486,363
	Rhode Island Health and Education Building Corp., Public School Financing Program, Pooled Issue - Narragansett & Scituate
1,000,000	4.250%, 05/15/28 Series 2017 B	Aa2/NR/NR	1,032,840

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Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Public School (continued)
	Rhode Island Health and Education Building Corp., Public School Financing Program, Providence Public Buildings Authority
$ 1,000,000	3.750%, 05/15/27 Series 2015 A AGMC Insured	Aa3/AA/NR	$ 1,001,010
1,500,000	4.000%, 05/15/28 Series 2015 A AGMC Insured	Aa3/AA/NR	1,513,425
1,500,000	4.000%, 05/15/30 Series 2015 B AGMC Insured	Aa3/AA/NR	1,512,255
	Rhode Island Health and Education Building Corp., Public School Financing Program, Providence Public Schools
2,000,000	4.500%, 05/15/24 Series 2013 A	Aa3/NR/NR	2,000,280
1,000,000	4.000%, 05/15/35 Series 2019 A AGMC Insured	Aa3/AA/NR	1,030,870
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Warwick
1,000,000	4.000%, 05/15/32 Series 2017 I	NR/AA/NR	1,022,540
500,000	4.000%, 05/15/35 Series 2019 D	NR/AA/NR	515,910
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Woonsocket
500,000	5.000%, 05/15/27 Series 2017 A AGMC Insured	Aa3/AA/NR	526,315
500,000	5.000%, 05/15/28 Series 2017 A AGMC Insured	Aa3/AA/NR	526,470
500,000	5.000%, 05/15/29 Series 2017 A AGMC Insured	Aa3/AA/NR	526,905
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of South Kingstown
780,000	3.500%, 05/15/34 Series 2020A	Aa1/NR/NR	787,979
	Total Public School		54,932,760

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Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Secondary Education (1.0%)
	Rhode Island Health and Educational Building Corp., Educational Institution, St. George's School
$ 600,000	4.000%, 10/01/36 Series 2021	NR/AA-/NR	$ 621,780
1,265,000	4.000%, 10/01/38 Series 2021	NR/AA-/NR	1,282,343
	Total Secondary Education		1,904,123

	Transportation (7.9%)
	Rhode Island Commerce Corp., Airport
635,000	5.000%, 07/01/36 2016 Series D	Baa1/A/A-	650,519
1,515,000	5.000%, 07/01/37 2016 Series D	Baa1/A/A-	1,547,739
	Rhode Island Commerce Corp., First Lien Special Facility Refunding Bonds (Rhode Island Airport Corporation Intermodal Facility Project)
1,425,000	5.000%, 07/01/24 Series 2018	Baa1/A/NR	1,428,591
1,500,000	5.000%, 07/01/30 Series 2018	Baa1/A/NR	1,606,860
	Rhode Island Commerce Corp., Grant Anticipation Refunding Bonds (Rhode Island Department of Transportation)
1,000,000	5.000%, 06/15/31 Series 2016 B	A2/AA-/NR	1,030,530
	Rhode Island State Economic Development Corp., Airport
1,000,000	5.000%, 07/01/24 Series B	Baa1/A/A-	1,000,720
2,000,000	4.000%, 07/01/24 Series B	Baa1/A/A-	2,000,020
	Rhode Island State Turnpike & Bridge Authority, Motor Fuel Tax
1,240,000	4.000%, 10/01/27 Series 2016 A	NR/A+/A-	1,264,044
1,500,000	4.000%, 10/01/34 Series 2016 A	NR/A+/A-	1,521,465
1,000,000	4.000%, 10/01/36 Series 2016 A	NR/A+/A-	1,009,060
425,000	5.000%, 10/01/40 Series 2016 A	NR/A+/A-	432,467
300,000	4.000%, 10/01/33 Series 2019 A	NR/A+/A-	313,419
300,000	4.000%, 10/01/34 Series 2019 A	NR/A+/A-	312,486
495,000	4.000%, 10/01/35 Series 2019 A	NR/A+/A-	513,157
	Total Transportation		14,631,077

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Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Water and Sewer (5.2%)
	Narragansett, Rhode Island Bay Commission Wastewater System
$ 3,145,000	4.000%, 02/01/28 Series A	NR/AA-/NR	$ 3,167,801
	Rhode Island Clean Water Protection Finance Agency Safe Drinking Water Revolving Fund
1,085,000	3.500%, 10/01/25	NR/AAA/AAA	1,086,118
	Rhode Island Infrastructure Bank Water, City of Pawtucket
1,730,000	5.000%, 10/01/28 Series 2015 NPFG Insured	Baa2/A+/NR	1,761,988
	Rhode Island Infrastructure Bank Water, Pollution Control
2,575,000	4.000%, 10/01/29 Series A	NR/AAA/AAA	2,608,990
500,000	4.000%, 10/01/32 Series A	NR/AAA/AAA	516,880
	Rhode Island Infrastructure Bank Water, Safe Drinking Water
500,000	3.000%, 10/01/31 Series A	NR/AAA/AAA	499,485
	Total Water and Sewer		9,641,262

	Other Revenue (1.1%)
	Providence, Rhode Island Public Building Authority (Capital Improvement Program Projects)
2,000,000	5.000%, 09/15/31 Series A AGMC Insured	A1/AA/NR	2,101,800
	Total Revenue Bonds		132,446,498

	Pre-Refunded Bonds (1.4%)††
	Pre-Refunded General Obligation Bonds (0.8%)
	Rhode Island State & Providence Plantations Consolidated Capital Development Loan
1,500,000	5.000%, 11/01/34 Series B	Aa2/AA/AA	1,512,375

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Principal Amount	Pre-Refunded Revenue Bonds (0.6%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Higher Education (0.6%)
	Rhode Island Health and Educational Building Corp., Higher Education Facility, Bryant University
$1,000,000	5.000%, 06/01/32 Series 2014	A2/NR/NR	$ 1,001,800
	Total Pre-Refunded Revenue Bonds		2,514,175
	Total Municipal Bonds (cost $186,610,241)		180,022,182

Shares	Short-Term Investment (2.1%)
3,989,880	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 5.20%* (cost $3,989,880)	Aaa-mf/AAAm/NR	3,989,880

	Total Investments (cost $190,600,121 - note 4)	99.1%	184,012,062
	Other assets less liabilities	0.9	1,681,374
	Net Assets	100.0%	$ 185,693,436

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Aaa of Moody’s or AAA of S&P or Fitch	9.1%
Pre-refunded bonds††	1.4
Aa of Moody's or AA of S&P or Fitch	73.4
A of Moody's or S&P or Fitch	12.8
BBB of S&P or Fitch	3.3
100.0%

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PORTFOLIO ABBREVIATIONS
AGMC - Assured Guaranty Municipal Corp. BAMI - Build America Mutual Insurance COP - Certificates of Participation NPFG - National Public Finance Guarantee NR - Not Rated

*	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

See accompanying notes to financial statements.

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Principal Amount	General Obligation Bonds (6.7%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	City and County (2.1%)
	Clark County, Nevada, Refunding
$ 1,000,000	4.000%, 06/01/37 Series 2019	Aa1/AA+/NR	$ 1,026,320
200,000	3.000%, 06/01/38 Series 2019	Aa1/AA+/NR	178,692
	Port Arthur, Texas Combination Tax & Revenue Certificates of Obligation
1,000,000	5.000%, 02/15/41 Series 2023 BAMI Insured	NR/AA/NR	1,089,720
	Port of Olympia, Washington Limited Tax
1,385,000	5.000%, 12/01/31 AMT Series B	Aa2/NR/NR	1,470,635
	Port of Vancouver, Washington Limited Tax
555,000	5.000%, 12/01/33 AMT Series 2022A	Aa2/NR/NR	612,548
	Reno, Nevada Capital Improvement Refunding
1,000,000	5.000%, 06/01/28	Aa3/AA-/NR	1,000,920
	West University Place City, Texas Certificates of Obligation
535,000	5.000%, 02/01/26 Series 2022	NR/AAA/NR	552,666
	Total City and County		5,931,501

	Healthcare (0.4%)
	King County, Washington Public Hospital District No. 001, Refunding, Valley Medical Center
1,000,000	5.000%, 12/01/28	A2/NR/NR	1,081,190

	Public Schools (3.2%)
	Cache County, Utah School District (School Board Guaranty Program)
3,000,000	4.000%, 06/15/43 Series 2024	Aaa/NR/NR	3,009,300
	Clark County, Nevada School District Limited Tax
1,500,000	3.000%, 06/15/37 Series B AGMC Insured	A1/AA/NR	1,360,320
1,645,000	5.000%, 06/15/28 Series D	A1/AA-/NR	1,688,889
	Logan City, Utah School District (School Board Guaranty Program)
1,385,000	4.000%, 06/15/30 Series 2014	Aaa/NR/NR	1,386,496

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Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Public Schools (continued)
	Port Arthur, Texas Independent School District Unlimited Tax
$ 1,000,000	4.000%, 02/15/35 Series 2021 AGMC Insured	NR/AA/A+	$ 1,039,760
	Weatherford, Texas Independent School District Unlimited Tax Refunding
530,000	zero coupon, 02/15/28 Series 2019 PSF Guaranteed	Aaa/NR/NR	467,094
	Total Public Schools		8,951,859

	State (1.0%)
	Utah State
2,750,000	5.000%, 07/01/25 Series 2020B	Aaa/AAA/AAA	2,810,995
	Total General Obligation Bonds		18,775,545

	Revenue Bonds (88.3%)
	Airport (7.1%)
	Broward County, Florida Port Facilities
1,000,000	4.000%, 09/01/38 AMT Series B	A1/A/NR	1,008,670
	Clark County, Nevada Airport System Junior Subordinate Lien
745,000	5.000%, 07/01/26 AMT Series 2021 B	Aa3/NR/AA-	768,944
	Hillsborough County, Florida Aviation Authority Airport, Tampa International Airport
1,500,000	5.000%, 10/01/28 AMT Series 2022A	Aa3/NR/AA-	1,612,380
	Metropolitan Washington District of Columbia Airport Authority System, Revenue Refunding
1,000,000	5.000%, 10/01/38 AMT Series 2019A	Aa3/AA-/AA-	1,058,880
	Miami-Dade County, Florida Aviation Revenue Refunding
1,000,000	5.000%, 10/01/34 AMT Series 2014A	A1/A/A+	1,004,320
	Miami-Dade County, Florida Seaport Revenue Refunding
1,000,000	5.000%, 10/01/30 AMT Series 2022A	A3/NR/A	1,089,440

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Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Airport (continued)
	Salt Lake City, Utah Airport Revenue, Salt Lake City International Airport
$ 1,000,000	5.000%, 07/01/26 AMT Series A	A2/A+/NR	$ 1,030,180
1,000,000	5.000%, 07/01/27 AMT Series A	A2/A+/NR	1,044,770
1,000,000	5.000%, 07/01/28 AMT Series A	A2/A+/NR	1,062,000
1,000,000	5.000%, 07/01/29 AMT Series A	A2/A+/NR	1,058,590
1,000,000	5.000%, 07/01/29 AMT Series A	A2/A+/NR	1,079,140
3,100,000	5.000%, 07/01/30 AMT Series A	A2/A+/NR	3,237,361
175,000	5.000%, 07/01/25 AMT Series 2023A	A2/A+/NR	177,336
500,000	5.000%, 07/01/35 AMT Series 2023A	A2/A+/NR	564,060
250,000	5.250%, 07/01/38 AMT Series 2023A	A2/A+/NR	280,035
895,000	5.000%, 07/01/30 Series B	A2/A+/NR	949,327
850,000	5.000%, 07/01/31 Series B	A2/A+/NR	901,570
500,000	5.000%, 07/01/31 Series B	A2/A+/NR	542,425
1,525,000	5.000%, 07/01/37 Series B	A2/A+/NR	1,602,577
	Total Airport		20,072,005

	Charter Schools (12.6%)
	Utah State Charter School Finance Authority Entheos Academy
1,375,000	4.000%, 10/15/30 Series 2020A	Aa2/NR/NR	1,392,242
	Utah State Charter School Finance Authority George Washington Academy
1,500,000	5.000%, 04/15/35 Series 2015	NR/AA/NR	1,500,885
	Utah State Charter School Finance Authority Good Foundations Academy
120,000	4.750%, 11/15/24 Series A 144A	NR/NR/NR*	119,944
1,655,000	5.550%, 11/15/34 Series A 144A	NR/NR/NR*	1,655,662
3,280,000	5.850%, 11/15/44 Series A 144A	NR/NR/NR*	3,280,492
	Utah State Charter School Finance Authority Lakeview Academy
1,300,000	5.000%, 10/15/35 Series 2015	NR/AA/NR	1,326,975

85  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Charter Schools (continued)
	Utah State Charter School Finance Authority Legacy Preparatory Academy
$ 300,000	4.000%, 04/15/24	NR/AA/NR	$ 299,919
1,710,000	5.000%, 04/15/29	NR/AA/NR	1,724,518
1,000,000	4.000%, 04/15/32 Series 2022	NR/AA/NR	1,021,790
1,000,000	4.000%, 04/15/37 Series 2022	NR/AA/NR	1,004,780
	Utah State Charter School Finance Authority Monticello Academy
1,000,000	5.000%, 04/15/37 Series 2014	NR/AA/NR	1,001,080
	Utah State Charter School Finance Authority Ogden Preparatory Academy
260,000	4.000%, 10/15/24	NR/AA/NR	259,542
	Utah State Charter School Finance Authority Promontory School of Expeditionary Learning
1,550,000	3.600%, 10/15/33	Aa2/NR/NR	1,535,352
	Utah State Charter School Finance Authority Providence Hall
1,000,000	4.000%, 10/15/46 Series 2021A	Aa2/NR/NR	937,400
	Utah State Charter School Finance Authority Quest Academy
500,000	5.000%, 04/15/37	NR/AA/NR	511,445
	Utah State Charter School Finance Authority Salt Lake Arts Academy
1,000,000	3.000%, 04/15/40 Series 2020A	NR/AA/NR	836,520
	Utah State Charter School Finance Authority Spectrum Academy
625,000	4.000%, 04/15/33 Series 2020	Aa2/NR/NR	639,006
655,000	4.000%, 04/15/34 Series 2020	Aa2/NR/NR	667,137
	Utah State Charter School Finance Authority Summit Academy
1,470,000	5.000%, 04/15/39 Series 2024A	NR/AA/NR	1,594,200
	Utah State Charter School Finance Authority Utah Charter Academies
500,000	5.000%, 10/15/25 Series 2018	NR/AA/NR	508,765

86  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Charter Schools (continued)
	Utah State Charter School Finance Authority Venture Academy
$ 145,000	4.000%, 10/15/24	NR/AA/NR	$ 144,861
855,000	5.000%, 10/15/29	NR/AA/NR	861,139
1,095,000	5.000%, 10/15/34	NR/AA/NR	1,102,096
1,095,000	5.000%, 10/15/38	NR/AA/NR	1,099,884
	Utah State Charter School Finance Authority Vista School
1,080,000	4.000%, 10/15/35	Aa2/NR/NR	1,089,353
	Utah State Charter School Finance Authority Voyage Academy
515,000	5.000%, 03/15/27 144A	NR/NR/NR*	515,052
2,440,000	5.500%, 03/15/37 144A	NR/NR/NR*	2,440,317
4,785,000	5.600%, 03/15/47 144A	NR/NR/NR*	4,784,761
	Utah State Charter School Finance Authority Wasatch Peak Academy
740,000	5.000%, 10/15/29 Series 2013A	NR/AA/NR	740,555
700,000	5.000%, 10/15/36 Series 2013A	NR/AA/NR	700,525
	Total Charter Schools		35,296,197

	Electric (6.4%)
	Consolidated Wyoming Municipalities Electric Facilities Improvement Lease, Gillette
1,000,000	5.000%, 06/01/31	A1/AA-/NR	1,001,470
250,000	5.250%, 06/01/37	NR/AA-/NR	283,350
	Heber Light & Power Co., Utah Electric Revenue
500,000	4.000%, 12/15/36 Series 2019 AGMC Insured	A1/AA/A+	511,265
645,000	4.000%, 12/15/38 Series 2019 AGMC Insured	A1/AA/A+	652,727
285,000	5.000%, 12/15/24 Series 2023 BAMAC Insured	A2/AA/A+	287,693
500,000	5.000%, 12/15/36 Series 2023 BAMAC Insured	A2/AA/A+	567,670

87  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Electric (continued)
	Intermountain Power Agency, Utah Power Supply Revenue
$ 250,000	5.000%, 07/01/30	Aa3/NR/AA-	$ 284,045
375,000	5.000%, 07/01/33	Aa3/NR/AA-	431,726
375,000	5.000%, 07/01/35	Aa3/NR/AA-	428,629
100,000	5.000%, 07/01/36 Series 2023A	Aa3/NR/AA-	115,289
100,000	5.000%, 07/01/37 Series 2023A	Aa3/NR/AA-	113,905
	Lehi, Utah Electric Utility Revenue
520,000	5.000%, 06/01/29	NR/A+/NR	560,799
850,000	5.000%, 06/01/31	NR/A+/NR	919,241
	Lower Colorado River Authority, Texas Transmission Contract Revenue
1,000,000	5.000%, 05/15/30	NR/A/A+	1,014,480
	San Antonio, Texas Electric & Gas Revenue System
1,250,000	4.000%, 02/01/33	Aa2/AA-/AA-	1,262,575
	Southeast Alaska Power Agency Electric Refunding & Improvement
1,170,000	5.250%, 06/01/30	NR/A/NR	1,181,384
	St. George, Utah Electric Revenue
380,000	5.000%, 06/01/26 Series 2016 AGMC Insured	A1/AA/NR	394,630
1,620,000	4.000%, 06/01/32 Series 2016 AGMC Insured	A1/AA/NR	1,651,363
	Utah Associated Municipal Power System Revenue, Horse Butte Wind Project
500,000	5.000%, 09/01/24 Series A	NR/A-/AA-	502,520
375,000	5.000%, 09/01/30 Series 2017B	NR/A-/AA-	403,785
	Utah Associated Municipal Power System Revenue, Veyo Heat Recovery Project
795,000	5.000%, 03/01/30	NR/A/AA-	804,858
905,000	5.000%, 03/01/32	NR/A/AA-	915,245
745,000	5.000%, 03/01/34	NR/A/AA-	753,232
	Utah State Municipal Power Agency Power Supply System Revenue
2,900,000	5.000%, 07/01/38 Series B	NR/A+/AA	2,982,592
	Total Electric		18,024,473

88  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Healthcare (0.7%)
	Hale Center, Texas Educational Facilities Corporation, Wayland Baptist University
$ 700,000	5.000%, 03/01/29 Series 2022	NR/BBB+/NR	$ 729,799
	Miami-Dade County, Florida Public Facilities, Jackson Health System
1,000,000	5.000%, 06/01/29 Series A	Aa2/A+/AA-	1,016,440
	Utah County, Hospital Revenue, IHC Health Services
300,000	3.600%, 05/15/51 Series 2016E VRDO***	Aa1/AA+/NR	300,000
	Total Healthcare		2,046,239

	Higher Education (8.8%)
	Salt Lake County, Utah Westminster College Project
1,970,000	5.000%, 10/01/25	NR/BBB-/NR	1,976,462
955,000	5.000%, 10/01/28	NR/BBB-/NR	960,272
1,845,000	5.000%, 10/01/29	NR/BBB-/NR	1,870,240
1,005,000	5.000%, 10/01/29	NR/BBB-/NR	1,010,960
1,055,000	5.000%, 10/01/30	NR/BBB-/NR	1,060,992
	South Dakota Board of Regents, Housing & Auxiliary Facilities System
500,000	5.000%, 04/01/28	Aa3/NR/NR	517,170
	University of South Florida Financing Corp., Florida COP Refunding Master Lease Program
1,000,000	5.000%, 07/01/31 Series A	A1/A+/NR	1,020,700
	Utah State Board of Regents, Dixie State University
1,800,000	5.000%, 06/01/30 AGMC Insured	NR/AA/NR	1,826,442
660,000	5.000%, 06/01/35 Series B AGMC Insured	NR/AA/NR	696,881
690,000	5.000%, 06/01/36 Series B AGMC Insured	NR/AA/NR	725,783
1,375,000	3.000%, 06/01/36 Series 2019	NR/AA/NR	1,269,730

89  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Higher Education (continued)
	Utah State Board of Regents, Student Building Fee, Salt Lake Community College
$ 1,295,000	5.000%, 03/01/26 Series 2018	NR/AA/NR	$ 1,313,635
1,000,000	5.000%, 03/01/27 Series 2018	NR/AA/NR	1,013,760
	Utah State Board of Regents, Student Facilities System Revenue, Weber State University
750,000	5.000%, 04/01/29 AGMC Insured	NR/AA/NR	815,175
1,000,000	3.000%, 04/01/35 Series 2021 BAMAC Insured	NR/AA/NR	943,350
	Utah State Board of Regents, University of Utah
500,000	5.000%, 08/01/29 Series A	Aa1/AA+/NR	535,170
480,000	5.000%, 08/01/33 Series A	Aa1/AA+/NR	488,904
600,000	5.000%, 08/01/35 Series A	Aa1/AA+/NR	610,110
500,000	4.000%, 08/01/36 Series A	Aa1/AA+/NR	504,565
1,000,000	5.000%, 08/01/35 Series B-1	Aa1/AA+/NR	1,038,120
1,500,000	5.000%, 08/01/36 Series B-1	Aa1/AA+/NR	1,554,435
	Utah State Board of Regents, Utah State University
1,105,000	4.000%, 12/01/30 Series B	NR/AA/NR	1,119,266
2,055,000	3.000%, 12/01/36 Series B	NR/AA/NR	1,882,318
	Total Higher Education		24,754,440

	Housing (3.3%)
	Alaska Housing Finance Corp., Collaterized Bonds, Veterans Mortgage Program
525,000	4.000%, 06/01/36	Aaa/AAA/NR	527,452
	South Dakota Housing Development Authority Homeownership Mortgage
500,000	1.350%, 05/01/28 Series 2020C	Aaa/AAA/NR	449,045
500,000	1.400%, 11/01/28 Series 2020C	Aaa/AAA/NR	440,700

90  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Housing (continued)
	Utah Housing Corporation Single Family Mortgage
$ 565,000	4.600%, 07/01/34 Series B-1 Class I	Aaa/AAA/AAA	$ 565,390
20,000	4.625%, 07/01/32 Series B-1 Class II	Aa2/AA+/AA	20,010
2,805,000	3.850%, 01/01/31 AMT Series D Class III FHA Insured	Aa3/AA/AA	2,733,865
480,000	4.000%, 01/01/36 Series D FHA Insured	Aa3/AA/AA	480,874
1,000,000	6.000%, 07/01/53 Series 2023A PAC	Aa2/NR/NR	1,078,070
2,000,000	4.450%, 01/01/44 Series 2024C	Aa2/NR/NR	1,996,040
	Vancouver, Washington Housing Authority, Anthem Park and Columbia House Projects
500,000	4.000%, 06/01/35 Series 2020	NR/AA-/NR	506,160
500,000	3.000%, 06/01/38 Series 2020	NR/AA-/NR	427,935
	Total Housing		9,225,541

	Local Public Property (18.2%)
	Alaska State Municipal Bond Bank
540,000	5.000%, 02/01/30 AMT	NR/A+/A	567,794
565,000	5.000%, 02/01/31 AMT	NR/A+/A	593,290
590,000	5.000%, 02/01/32 AMT	NR/A+/A	619,435
90,000	5.000%, 12/01/37 AMT 2023 Series Two	A1/A+/NR	97,761
	Bluffdale, Utah Local Building Authority Lease Revenue
1,215,000	4.000%, 03/01/35	Aa2/NR/NR	1,218,864
	Downtown Redevelopment Authority, Texas Tax Increment Contract Revenue
1,000,000	5.000%, 09/01/30 BAMI Insured	NR/AA/NR	1,029,840
	Eagle Mountain, Utah Special Assessment Area
125,000	5.250%, 05/01/28 Series 2013	NR/AA-/NR	125,056
	Jacksonville, Florida Special Revenue Bonds
1,000,000	5.250%, 10/01/37 Series 2022C	NR/AA/AA-	1,166,070

91  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Local Public Property (continued)
	Lehi, Utah Local Building Authority Lease Revenue
$ 300,000	5.000%, 06/15/29 Series 2022	NR/AA-/AA+	$ 328,467
500,000	5.000%, 06/15/30 Series 2022	NR/AA-/AA+	557,040
225,000	5.250%, 06/15/37 Series 2022	NR/AA-/AA+	255,393
	Manatee County, Florida Revenue Improvement & Refunding
500,000	5.250%, 10/01/34 Series 2022C	Aaa/NR/AA+	597,970
	Mesquite, Nevada New Special Improvement District
25,000	5.500%, 08/01/25	NR/NR/NR*	25,083
	Midvale, Utah Redevelopment Agency Tax Increment & Sales Tax Revenue Refunding
1,230,000	5.000%, 05/01/31	NR/AA+/AA	1,326,075
1,000,000	5.000%, 05/01/32	NR/AA+/NR	1,048,280
	Murray City, Utah Municipal Building Authority Lease Revenue
480,000	4.000%, 12/01/31 Series 2020	Aa2/NR/NR	509,779
300,000	4.000%, 12/01/32 Series 2020	Aa2/NR/NR	317,394
	Ogden City, Utah Municipal Building Authority Lease Revenue
1,000,000	5.000%, 01/15/43 Series 2023A	A1/NR/AA	1,091,250
	Ogden City, Utah Redevelopment Agency, Sales Tax & Tax Increment Revenue
1,500,000	5.000%, 01/15/48 Series 2023	NR/AAA/AA+	1,618,545
	Old Spanish Trail/Almeda Corridors Redevelopment Authority, Texas Tax Increment Contract Revenue
1,000,000	4.000%, 09/01/35 BAMI Insured	NR/AA/NR	1,004,750
	Orange County, Florida Tourist Development Tax Revenue Refunding
1,000,000	5.000%, 10/01/30	Aa2/AA-/AA	1,026,530
	Pennington County, South Dakota COP Limited Tax
1,000,000	5.000%, 12/01/46 Series 2022A	Aa1/NR/NR	1,064,410

92  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Local Public Property (continued)
	Saint George Place, Texas Redevelopment Authority Tax Increment Contract
$ 605,000	4.000%, 09/01/30 AGMC Insured	A1/AA/NR	$ 609,181
	Salt Lake City, Utah Local Building Authority Lease Revenue
600,000	5.000%, 04/15/32 Series A	Aa1/NR/NR	632,040
395,000	4.000%, 04/15/32 Series A	Aa1/NR/NR	402,497
425,000	4.000%, 04/15/34 Series A	Aa1/NR/NR	432,603
1,075,000	5.000%, 04/15/35 Series A	Aa1/NR/NR	1,128,901
460,000	4.000%, 04/15/36 Series A	Aa1/NR/NR	465,529
	Salt Lake City, Utah Mosquito Abatement District Local Building Authority Lease Revenue
730,000	5.000%, 02/15/29	Aa3/NR/NR	766,777
810,000	5.000%, 02/15/31	Aa3/NR/NR	852,574
	South Jordan, Utah Special Assessment (Daybreak Assessment Area No. 1)
945,000	4.000%, 11/01/27	NR/AA+/NR	966,045
1,185,000	4.000%, 11/01/28	NR/AA+/NR	1,211,437
1,035,000	4.000%, 11/01/30	NR/AA+/NR	1,056,342
	South Salt Lake, Utah Redevelopment Agency Excise Tax & Tax Increment Revenue Refunding
1,035,000	4.000%, 11/01/29 Series 2020	NR/AA/NR	1,086,191
1,080,000	4.000%, 11/01/30 Series 2020	NR/AA/NR	1,138,007
	Tooele County, Utah Municipal Building Authority Lease Revenue Cross-Over
850,000	4.000%, 12/15/28	NR/AA/NR	882,122
885,000	4.000%, 12/15/29	NR/AA/NR	916,170
920,000	4.000%, 12/15/30	NR/AA/NR	951,657
	Unified Utah Fire Service Area Local Building Authority Lease Revenue
1,800,000	4.000%, 04/01/31	Aa2/NR/NR	1,902,150
2,350,000	4.000%, 04/01/32	Aa2/NR/NR	2,379,704
1,875,000	4.000%, 04/01/32	Aa2/NR/NR	1,968,075

93  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Local Public Property (continued)
	Vineyard Redevelopment Agency, Utah Tax Increment Revenue And Refunding Bonds
$ 750,000	5.000%, 05/01/25 Series 2021 AGMC Insured	NR/AA/NR	$ 762,120
	Wasatch County, Utah Municipal Building Authority Lease Revenue
585,000	4.000%, 12/01/29 Series 2021	NR/AA-/NR	615,432
605,000	4.000%, 12/01/30 Series 2021	NR/AA-/NR	642,359
	Washington County, Utah Municipal Building Authority Lease Revenue
500,000	5.000%, 10/01/32	Aa3/NR/NR	520,570
500,000	5.000%, 10/01/37	Aa3/NR/NR	514,635
	Weber County, Utah Special Assessment Summit Mountain Area
1,220,000	5.500%, 01/15/28	NR/AA/NR	1,221,293
3,835,000	5.750%, 01/15/33	NR/AA/NR	3,839,027
	West Jordan, Utah Municipal Building Authority Lease Revenue
1,000,000	5.000%, 10/01/29	Aa3/NR/NR	1,039,190
1,000,000	5.000%, 10/01/34	Aa3/NR/NR	1,033,610
	West Valley City, Utah Municipal Building Authority Lease Revenue Refunding
900,000	4.000%, 02/01/33 AGMC Insured	NR/AA/AA-	912,087
1,000,000	5.000%, 02/01/34 AGMC Insured	NR/AA/AA-	1,041,100
300,000	5.000%, 02/01/34 AGMC Insured	NR/AA/AA-	328,362
810,000	4.000%, 02/01/38 AGMC Insured	NR/AA/AA-	811,515
	West Valley City, Utah Redevelopment Agency Revenue Refunding
1,885,000	5.000%, 11/01/36	NR/AA/NR	1,957,045
	Total Local Public Property		51,175,423

94  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Public Schools (2.2%)
	Alpine, Utah Local Building Authority School District Lease Revenue
$ 985,000	4.000%, 03/15/28	Aa1/NR/NR	$ 1,015,693
	Canyons School District Utah, Local Building Authority Lease
750,000	4.000%, 06/15/34 Series 2021	Aa1/NR/NR	796,927
	Duchesne School District Utah, Municipal Building Authority Lease
750,000	5.000%, 06/01/36 Series 2022	A2/NR/NR	811,897
750,000	4.000%, 06/01/38 Series 2022	A2/NR/NR	753,165
	Grand City, Utah Local Building Authority School District Lease Revenue
1,665,000	5.000%, 12/15/34 AGMC Insured	A1/AA/NR	1,697,234
	Ogden City, Utah Municipal Building Authority School District Lease Revenue
1,125,000	5.000%, 01/15/30	A1/NR/NR	1,197,787
	Total Public Schools		6,272,703

	Sales Tax (16.2%)
	Bountiful, Utah Sales Tax Revenue
355,000	5.000%, 07/01/24 Series 2023	NR/AA+/NR	356,196
500,000	5.000%, 07/01/36 Series 2023	NR/AA+/NR	580,140
250,000	5.000%, 07/01/37 Series 2023	NR/AA+/NR	287,225
550,000	5.000%, 07/01/43 Series 2023	NR/AA+/NR	609,801
	Draper, Utah Sales Tax Revenue
765,000	4.000%, 11/15/39 Series 2022	NR/AAA/NR	786,213
	Herriman City, Utah Sales & Franchise Tax Revenue Refunding
2,135,000	4.000%, 08/01/30 Series B	NR/AA+/NR	2,162,050
1,515,000	5.000%, 08/01/33 Series B	NR/AA+/NR	1,541,119
	Holladay, Utah Sales Tax Revenue
965,000	5.000%, 11/15/29 Series 2022	NR/AA+/NR	1,080,144

95  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Sales Tax (continued)
	Lehi, Utah Franchise & Sales Tax Revenue (Broadband Project)
$ 1,000,000	4.000%, 02/01/32 Series 2021 AGMC Insured	NR/AA/NR	$ 1,064,310
1,000,000	4.000%, 02/01/33 Series 2021 AGMC Insured	NR/AA/NR	1,057,020
500,000	4.000%, 02/01/34 Series 2021 AGMC Insured	NR/AA/NR	524,460
500,000	4.000%, 02/01/35 Series 2021 AGMC Insured	NR/AA/NR	520,175
	Lehi, Utah Sales Tax Revenue
1,220,000	4.000%, 06/01/35 Series 2019	NR/AA+/NR	1,261,419
	Lindon, Utah Sales Tax Revenue
575,000	4.000%, 07/15/31 Series 2015	NR/AA-/NR	579,111
	Mapleton City, Utah Municipal Energy Sales & Sales Tax & Telecommunications Fee
1,085,000	3.000%, 06/15/31 Series 2021	NR/A+/NR	1,066,121
780,000	3.000%, 06/15/33 Series 2021	NR/A+/NR	763,721
1,255,000	3.000%, 06/15/36 Series 2021	NR/A+/NR	1,184,431
	Miami-Dade County, Florida Transit System Sales Surtax Revenue
1,000,000	5.000%, 07/01/34	A1/AA/AA	1,016,930
	Ogden City, Utah Franchise Tax Revenue
1,625,000	3.000%, 01/15/31	NR/AA/NR	1,581,255
	Ogden City, Utah Sales Tax Revenue
1,550,000	5.000%, 01/15/36 Series 2023	NR/AAA/NR	1,794,388
	Providence City, Utah Franchise & Sales Tax Revenue
1,270,000	3.000%, 03/01/29 Series 2021	NR/A-/NR	1,226,071
	Riverton City, Utah Franchise & Sales Tax Revenue
750,000	4.000%, 06/01/30	NR/AA+/AAA	758,055
	South Jordan, Utah Redevelopment Agency Subordinated Sales Tax & Tax Increment Revenue
1,000,000	5.000%, 04/01/29	NR/AA/AAA	1,015,140

96  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Sales Tax (continued)
	Spearfish, South Dakota Sales Tax Revenue
$ 975,000	4.000%, 12/15/29 Series 2022	A1/NR/NR	$ 1,013,698
	St. George, Utah Sales Tax Revenue
1,385,000	5.000%, 08/01/38 Series 2023	NR/AA+/NR	1,575,133
1,770,000	5.000%, 08/01/43 Series 2023	NR/AA+/NR	1,971,338
	Summit County, Utah Transportation Sales Tax Revenue
1,200,000	4.000%, 12/15/28 Series 2018	NR/AA/NR	1,222,992
1,450,000	4.000%, 12/15/29 Series 2018	NR/AA/NR	1,479,885
	Tooele County, Utah Sales Tax Revenue
750,000	5.000%, 09/01/41 Series 2023	NR/AA+/NR	819,803
	Utah Infrastructure Agency Telecommunications & Sales Tax, West Haven
1,200,000	5.000%, 10/15/35 Series 2022	NR/AA-/NR	1,368,036
	Utah Transit Authority Sales Tax Revenue
2,950,000	4.000%, 12/15/34 Series A	Aa2/AA+/AA	3,075,729
3,440,000	4.000%, 12/15/37 Series A	Aa2/AA+/AA	3,532,914
	Utah Transit Authority Sales Tax Revenue Subordinated
1,000,000	5.000%, 12/15/32	Aa3/AA/AA	1,083,470
	Utah Transit Authority Sales Tax Revenue Subordinated, Capital Appreciation
3,000,000	zero coupon, 12/15/32	Aa3/AA/AA	2,172,690
	Watertown, South Dakota Sales Tax Revenue
1,110,000	3.000%, 12/01/34 Series 2021	NR/A/NR	1,089,287
335,000	5.000%, 12/01/24 Series 2022A BAMI Insured	NR/AA/NR	337,797
	West Valley City, Utah Sales Tax Revenue Capital Appreciation Bonds, Refunding
3,375,000	zero coupon, 07/15/35	NR/AA+/NR	1,946,092
	Total Sales Tax		45,504,359

97  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	State Agency (4.7%)
	Utah Infrastructure Agency Telecommunications, Franchise & Sales Tax, Cedar Hills Project
$ 1,230,000	4.000%, 10/15/32 Series 2022	NR/A+/NR	$ 1,284,329
905,000	4.000%, 10/15/37 Series 2022	NR/A+/NR	918,792
1,125,000	4.250%, 10/15/42 Series 2022	NR/A+/NR	1,135,901
	Utah Infrastructure Agency Telecommunications & Franchise Tax, Clearfield City
315,000	5.000%, 10/15/25 Series 2020	NR/A+/NR	321,798
	Utah Infrastructure Agency Telecommunications & Franchise Tax, Layton City
500,000	5.000%, 10/15/30 Series 2018	NR/A+/NR	541,615
	Utah Infrastructure Agency Telecommunications & Franchise Tax, Payson City
485,000	5.000%, 10/01/29 Series 2019	NR/A+/NR	516,981
640,000	4.000%, 10/01/34 Series 2019	NR/A+/NR	658,816
	Utah Infrastructure Agency Telecommunications, Franchise & Sales Tax, Santa Clara Project
1,010,000	4.000%, 10/15/37 Series 2022	NR/A/NR	1,022,090
	Utah Infrastructure Agency Telecommunications, Franchise & Sales Tax, Syracuse City Project
1,000,000	4.000%, 10/15/30 Series 2021	NR/AA-/NR	1,051,570
	Utah State Building Ownership Authority Lease Revenue State Facilities Master Lease Program
1,000,000	5.000%, 05/15/24	Aa1/AA+/NR	1,001,280
905,000	4.000%, 05/15/29	Aa1/AA+/NR	939,987
1,775,000	3.000%, 05/15/29	Aa1/AA+/NR	1,745,145
1,000,000	3.000%, 05/15/29	Aa1/AA+/NR	976,160
940,000	4.000%, 05/15/30	Aa1/AA+/NR	976,340
	Total State Agency		13,090,804

98  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Transportation (0.8%)
	Port Seattle, Washington Intermediate Lien Revenue
$ 1,875,000	5.000%, 05/01/29 Series 2018A AMT	A1/AA-/AA-	$ 1,943,250
	Utah Transit Authority Sales Tax & Transportation Revenue
195,000	5.250%, 06/15/32 AGMC Insured	Aa2/AA+/AA	224,583
	Total Transportation		2,167,833

	Water and Sewer (7.3%)
	Brian Head, Utah Water Revenue Refunding
720,000	3.000%, 04/01/36 Series 2021 AGMC Insured	NR/AA/NR	668,693
	Central Utah Water Conservancy District Refunding
1,000,000	4.000%, 10/01/38 Series 2020D	NR/AA+/AA+	1,021,930
	Central Valley, Utah Water Reclamation Facility, Green Bond
1,215,000	3.000%, 03/01/32 Series 2021B	NR/AA/AA	1,207,102
1,255,000	3.000%, 03/01/33 Series 2021B	NR/AA/AA	1,235,798
	Central Weber, Utah Sewer Improvement District
550,000	5.000%, 03/01/36 Series 2023A	NR/AA/AAA	644,402
	Eagle Mountain, Utah Water & Sewer Revenue Refunding
420,000	4.000%, 11/15/24 Series A BAMI Insured	NR/AA/NR	421,193
	Fairview City, Utah Water & Sewer Revenue Refunding
725,000	4.000%, 06/15/46 Series 2022	NR/BBB/NR	631,069
	Florida State Governmental Utility Authority Refunding Revenue Bonds (Lehigh Utility System)
500,000	5.000%, 10/01/31 Series 2014 AGMC Insured	A1/AA/NR	503,750
	Hooper, Utah Water Improvement District Revenue Refunding
1,000,000	4.000%, 06/15/34 Series 2019	NR/AA-/NR	1,025,400
220,000	4.000%, 06/15/39 Series 2019	NR/AA-/NR	221,307

99  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Water and Sewer (continued)
	Jordan Valley, Utah Water Conservancy District Revenue
$ 1,000,000	4.000%, 10/01/32 Series B	NR/AA+/AA+	$ 1,030,400
	Lakewood, Washington Water District, Pierce County
750,000	4.000%, 12/01/37 Series 2019A AMT	NR/AA/NR	755,445
	Randall, South Dakota Community Water District
1,030,000	5.000%, 12/01/37 Series 2023	NR/A/NR	1,134,679
	Salt Lake City, Utah Public Utilities Revenue
1,000,000	5.000%, 02/01/32	Aa1/AAA/NR	1,029,990
1,400,000	5.000%, 02/01/33	Aa1/AAA/NR	1,441,986
1,000,000	5.000%, 02/01/35	Aa1/AAA/NR	1,029,090
500,000	4.000%, 02/01/37	Aa1/AAA/NR	521,935
	San Jacinto, Texas River Authority Woodlands Waste Disposal
1,000,000	5.000%, 10/01/30 BAMI Insured	NR/AA/NR	1,000,330
	Utah Water Finance Agency Revenue
1,000,000	4.000%, 03/01/34	NR/AA/AA	1,040,280
1,295,000	5.000%, 03/01/38	NR/AA/AA	1,400,581
	Weber Basin, Utah Water Conservancy District Refunding
915,000	4.000%, 10/01/31 Series A	NR/AA+/AAA	915,558
	West Harris County, Texas Regional Water Authority
815,000	5.000%, 12/15/26 Series A	A1/AA-/A+	832,131
	Vineyard, Utah Water & Sewer Revenue
695,000	5.250%, 05/01/48 Series 2023 BAMI Insured	NR/AA/AA	760,691
	Total Water and Sewer		20,473,740
	Total Revenue Bonds		248,103,757

100  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Principal Amount	Pre-Refunded Bonds\Escrowed to Maturity Bonds (1.7%)††	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Pre-Refunded General Obligation Bonds (0.8%)
	City and County (0.3%)
	Miami Gardens, Florida
$ 1,000,000	5.000%, 07/01/29	Aa3/A+/NR	$ 1,002,900

	Public Schools (0.5%)
	Leander Independent School District, Texas (Williamson & Travis Counties) Unlimited Tax School Building
2,035,000	zero coupon, 08/15/47 Series 2014 C PSF Guaranteed	NR/NR/NR*	573,300
	Wylie, Texas Independent School District Capital Appreciation
1,000,000	zero coupon, 08/15/32 PSF Guaranteed	Aaa/NR/NR	733,800
	Total Public Schools		1,307,100
	Total Pre-Refunded General Obligation Bonds		2,310,000

	Pre-Refunded\Escrowed to Maturity Revenue Bonds (0.9%)
	Charter Schools (0.3%)
	Utah State Charter School Finance Authority Legacy Preparatory Academy
140,000	4.000%, 04/15/24 ETM	NR/NR/NR*	140,008
820,000	5.000%, 04/15/29	NR/NR/NR*	826,298
	Total Charter Schools		966,306

	Sales Tax (0.6%)
	Utah Transit Authority Sales Tax Revenue
1,560,000	5.000%, 06/15/37 Series A	Aa3/AA/NR	1,592,074
	Total Pre-Refunded\Escrowed to Maturity Revenue Bonds		2,558,380
	Total Pre-Refunded\Escrowed to Maturity Bonds		4,868,380
	Total Municipal Bonds (cost $277,264,790)		271,747,682

101  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

Shares	Short-Term Investment (0.5%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
1,413,619	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 5.20%** (cost $1,413,619)	Aaa-mf/AAAm/NR	$ 1,413,619

	Total Investments (cost $278,678,409 - note 4)	97.2%	273,161,301
	Other assets less liabilities	2.8	7,979,960
	Net Assets	100.0%	$281,141,261

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Aaa of Moody's or AAA of S&P or Fitch	8.2%
Pre-refunded bonds\ ETM bonds††	1.8
Aa of Moody's or AA of S&P or Fitch	67.2
A of Moody's or S&P or Fitch	15.1
BBB of S&P	3.0
Not Rated*	4.7
100.0%

PORTFOLIO ABBREVIATIONS

AGMC - Assured Guaranty Municipal Corp.

AMT - Alternative Minimum Tax

BAMAC - Build America Mutual Assurance Co.

BAMI - Build America Mutual Insurance

COP - Certificates of Participation

ETM - Escrowed to Maturity

FHA - Federal Housing Administration

IHC - Intermountain Health Care

NR - Not Rated

PAC - Planned Amortization Class

PSF - Permanent School Fund

VRDO – Variable Rate Demand Obligation

102  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2024

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

***	Variable rate demand obligations (“VRDOs”) are payable upon demand within the same day for securities with daily liquidity or seven days for securities with weekly liquidity.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

Note: 144A – Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2024, these securities amounted to a value of $12,796,228 or 4.6% of net assets.

See accompanying notes to financial statements.

103  |  Aquila Municipal Trust

STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2024

	AQUILA TAX-FREE TRUST OF ARIZONA	AQUILA TAX-FREE FUND OF COLORADO
ASSETS
Investments at value (cost $181,738,367 and $134,008,058 respectively)	$178,995,833	$134,597,822
Interest receivable	1,810,982	1,701,984
Receivable for investment securities sold	963,800	—
Receivable for Fund Shares sold	3,544	6,242
Other assets	31,216	30,501
Total assets	181,805,375	136,336,549
LIABILITIES
Payables:
Fund shares redeemed	845,890	91,744
Dividends	63,458	39,816
Management fee	62,602	55,597
Auditing and tax fees	—	24,700
Transfer and shareholder servicing fee	—	20,509
Distribution and service fees payable	388	187
Other expenses	86,151	32,984
Total liabilities	1,058,489	265,537
NET ASSETS	$180,746,886	$136,071,012
Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$184,781	$138,650
Additional paid-in capital	190,374,413	145,715,651
Total distributable earnings (losses)	(9,812,308)	(9,783,289)
	$180,746,886	$136,071,012
CLASS A
Net Assets	$135,132,750	$105,497,187
Capital shares outstanding	13,818,001	10,754,588
Net asset value and redemption price per share	$9.78	$9.81
Maximum offering price per share (100/97 of $9.78 and 100/97 of $9.81, respectively)	$10.08	$10.11
CLASS C
Net Assets	$1,777,724	$1,387,966
Capital shares outstanding	181,927	141,913
Net asset value and offering price per share	$9.77	$9.78
CLASS Y
Net Assets	$43,836,412	$29,185,859
Capital shares outstanding	4,478,186	2,968,486
Net asset value, offering and redemption price per share	$9.79	$9.83

See accompanying notes to financial statements.

104  |  Aquila Municipal Trust

STATEMENT OF ASSETS AND LIABILITIES (continued) MARCH 31, 2024

	AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY	AQUILA TAX-FREE TRUST OF OREGON
ASSETS
Investments at value (cost $160,957,242 and $406,480,479 respectively)	$155,291,122	$404,651,897
Interest receivable	1,729,090	5,691,053
Receivable for Fund Shares sold	1,559	71,950
Other assets	28,914	60,325
Total assets	157,050,685	410,475,225
LIABILITIES
Fund shares redeemed	117,839	1,682,106
Dividends	50,545	170,313
Management fee	53,230	139,985
Distribution and service fees payable	462	754
Other expenses	81,261	157,099
Total liabilities	303,337	2,150,257
NET ASSETS	$156,747,348	$408,324,968
Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$157,128	$394,756
Additional paid-in capital	163,778,359	432,881,459
Total distributable earnings (losses)	(7,188,139)	(24,951,247)
	$156,747,348	$408,324,968
CLASS A
Net Assets	$105,174,031	$236,625,207
Capital shares outstanding	10,543,950	22,871,215
Net asset value and redemption price per share	$9.97	$10.35
Maximum offering price per share (100/97 of $9.97 and 100/97 of $10.35, respectively)	$10.28	$10.67
CLASS C
Net Assets	$1,184,883	$2,455,684
Capital shares outstanding	118,811	237,485
Net asset value and offering price per share	$9.97	$10.34
CLASS F
Net Assets	$1,978,660	$7,797,571
Capital shares outstanding	198,647	754,917
Net asset value, offering and redemption price per share	$9.96	$10.33
CLASS I
Net Assets	$6,180,211	$—
Capital shares outstanding	619,748	—
Net asset value, offering and redemption price per share	$9.97	$—
CLASS Y
Net Assets	$42,229,563	$161,446,506
Capital shares outstanding	4,231,616	15,611,964
Net asset value, offering and redemption price per share	$9.98	$10.34

See accompanying notes to financial statements.

105  |  Aquila Municipal Trust

STATEMENT OF ASSETS AND LIABILITIES (continued) MARCH 31, 2024

	AQUILA NARRAGANSETT TAX-FREE INCOME FUND	AQUILA TAX-FREE FUND FOR UTAH
ASSETS
Investments at value (cost $190,600,121 and $278,678,409 respectively)	$184,012,062	$273,161,301
Receivable for investment securities sold	—	5,276,270
Interest receivable	2,289,775	3,623,362
Receivable for Fund Shares sold	48,211	214,327
Other assets	29,791	44,886
Total assets	186,379,839	282,320,146
LIABILITIES
Fund shares redeemed	362,010	844,600
Dividends	155,756	72,154
Management fees	69,343	115,586
Distribution and service fees payable	198	539
Other expenses	99,096	146,006
Total liabilities	686,403	1,178,885
NET ASSETS	$185,693,436	$281,141,261
Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$183,740	$289,883
Additional paid-in capital	196,809,378	302,091,539
Total distributable earnings (losses)	(11,299,682)	(21,240,161)
	$185,693,436	$281,141,261
CLASS A
Net Assets	$88,234,016	$144,319,895
Capital shares outstanding	8,728,028	14,902,441
Net asset value and redemption price per share	$10.11	$9.68
Maximum offering price per share (100/97 of $10.11 and 100/97 of $9.68, respectively)	$10.42	$9.98
CLASS C
Net Assets	$535,606	$6,264,669
Capital shares outstanding	53,003	646,784
Net asset value and offering price per share	$10.11	$9.69
CLASS F
Net Assets	$4,830,595	$3,796,860
Capital shares outstanding	479,102	389,207
Net asset value, offering and redemption price per share	$10.08	$9.76
CLASS I
Net Assets	$65,335	$—
Capital shares outstanding	6,460	—
Net asset value, offering and redemption price per share	$10.11	$—
CLASS Y
Net Assets	$92,027,884	$126,759,837
Capital shares outstanding	9,107,421	13,049,844
Net asset value, offering and redemption price per share	$10.10	$9.71

See accompanying notes to financial statements.

106  |  Aquila Municipal Trust

STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2024

	AQUILA TAX-FREE TRUST OF ARIZONA	AQUILA TAX-FREE FUND OF COLORADO
Investment Income
Interest income	$6,980,373	$4,727,061

Expenses
Investment Adviser fee (note 3)	$779,408	$761,381
Distribution and service fee (note 3)	237,361	82,354
Legal fees	105,972	90,749
Transfer and shareholder servicing agent fees	75,511	87,534
Trustees’ fees and expenses (note 7)	72,558	57,058
Registration fees and dues	26,830	26,113
Auditing and tax fees	25,400	24,700
Shareholders’ reports	14,265	16,595
Insurance	12,025	10,290
Compliance services (note 3)	10,376	10,376
Custodian fees	6,662	5,235
Credit facility fees (note 10)	6,261	4,854
Miscellaneous	35,291	36,410
Total expenses	1,407,920	1,213,649
Management fee waived and/or reimbursed expenses (note 3)	—	(30,455)
Net expenses	1,407,920	1,183,194

Net investment income	5,572,453	3,543,867

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from securities transactions	(3,080,117)	(2,772,478)
Change in unrealized appreciation (depreciation) on investments	834,958	1,125,068
Net realized and unrealized gain (loss) on investments	(2,245,159)	(1,647,410)
Net change in net assets resulting from operations	$3,327,294	$1,896,457

See accompanying notes to financial statements.

107  |  Aquila Municipal Trust

STATEMENT OF OPERATIONS (continued) YEAR ENDED MARCH 31, 2024

	AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY	AQUILA TAX-FREE TRUST OF OREGON
Investment Income
Interest income	$5,127,832	$12,132,756

Expenses
Investment Adviser fee (note 3)	$642,267	$1,769,411
Distribution and service fee (note 3)	184,175	421,845
Legal fees	85,460	190,950
Transfer and shareholder servicing agent fees	82,651	210,622
Fund accounting fees	68,343	—
Trustees’ fees and expenses (note 7)	58,998	142,456
Registration fees and dues	35,810	48,919
Auditing and tax fees	24,100	34,300
Shareholders’ reports	14,073	26,635
Compliance services (note 3)	10,376	10,376
Insurance	9,490	27,546
Custodian fees	6,617	15,888
Credit facility fees (note 10)	5,193	14,242
Miscellaneous	22,787	44,105
Total expenses	1,250,340	2,957,295
Management fee waived and/or reimbursed expenses (note 3)	—	(8,471)
Net expenses	1,250,340	2,948,824

Net investment income	3,877,492	9,183,932

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from securities transactions	(833,593)	(7,082,998)
Change in unrealized appreciation (depreciation) on investments	(112,077)	1,957,443
Net realized and unrealized gain (loss) on investments	(945,670)	(5,125,555)
Net change in net assets resulting from operations	$2,931,822	$4,058,377

See accompanying notes to financial statements.

108  |  Aquila Municipal Trust

STATEMENT OF OPERATIONS (continued) YEAR ENDED MARCH 31, 2024

	AQUILA NARRAGANSETT TAX-FREE INCOME FUND	AQUILA TAX-FREE FUND FOR UTAH
Investment Income
Interest income	$5,640,640	$9,609,865

Expenses
Investment Adviser fee (note 3)	$966,110	$1,520,712
Distribution and service fee (note 3)	145,983	397,900
Transfer and shareholder servicing agent fees	108,642	180,798
Legal fees	93,098	136,860
Trustees’ fees and expenses (note 7)	71,324	107,170
Fund accounting fees	68,842	91,135
Registration fees and dues	41,484	45,753
Auditing and tax fees	25,500	29,800
Shareholders’ reports	16,731	17,595
Insurance	11,983	19,687
Compliance services (note 3)	10,376	10,361
Custodian fees	7,418	12,710
Credit facility fees (note 10)	6,221	9,678
Miscellaneous	15,890	21,970
Total expenses	1,589,602	2,602,129
Management fee waived and/or reimbursed expenses (note 3)	(135,419)	(60,828)
Net expenses	1,454,183	2,541,301

Net investment income	4,186,457	7,068,564

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from securities transactions	(1,917,576)	(4,172,166)
Change in unrealized appreciation (depreciation) on investments	823,048	1,799,250
Net realized and unrealized gain (loss) on investments	(1,094,528)	(2,372,916)
Net change in net assets resulting from operations	$3,091,929	$4,695,648

See accompanying notes to financial statements.

109  |  Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF ARIZONA STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
OPERATIONS:
Net investment income	$5,572,453	$4,976,679
Net realized gain (loss) from securities transactions	(3,080,117)	(3,676,604)
Change in unrealized appreciation (depreciation) on investments	834,958	(2,909,244)
Change in net assets resulting from operations	3,327,294	(1,609,169)

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(4,063,009)	(3,896,889)
Class C Shares	(38,420)	(50,696)
Class Y Shares	(1,411,346)	(1,358,255)
Change in net assets from distributions	(5,512,775)	(5,305,840)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	24,431,374	33,976,090
Reinvested dividends and distributions	4,557,840	4,330,637
Cost of shares redeemed	(51,431,598)	(74,444,593)
Change in net assets from capital share transactions	(22,442,384)	(36,137,866)
Change in net assets	(24,627,865)	(43,052,875)

NET ASSETS:
Beginning of period	205,374,751	248,427,626
End of period	$180,746,886	$205,374,751

See accompanying notes to financial statements.

110  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
OPERATIONS:
Net investment income	$3,543,867	$3,710,206
Net realized gain (loss) from securities transactions	(2,772,478)	(4,666,444)
Change in unrealized appreciation (depreciation) on investments	1,125,068	1,413,051
Change in net assets resulting from operations	1,896,457	456,813

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(2,697,336)	(2,623,775)
Class C Shares	(24,562)	(28,309)
Class Y Shares	(817,700)	(1,069,251)
Change in net assets from distributions	(3,539,598)	(3,721,335)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	9,398,224	26,684,830
Reinvested dividends and distributions	3,017,176	3,065,148
Cost of shares redeemed	(51,721,216)	(84,590,202)
Change in net assets from capital share transactions	(39,305,816)	(54,840,224)
Change in net assets	(40,948,957)	(58,104,746)

NET ASSETS:
Beginning of period	177,019,969	235,124,715
End of period	$136,071,012	$177,019,969

See accompanying notes to financial statements.

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AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
OPERATIONS:
Net investment income	$3,877,492	$3,856,439
Net realized gain (loss) from securities transactions	(833,593)	(694,653)
Change in unrealized appreciation (depreciation) on investments	(112,077)	(3,502,698)
Change in net assets resulting from operations	2,931,822	(340,912)

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(2,573,476)	(2,670,642)
Class C Shares	(25,173)	(42,566)
Class F Shares	(31,106)	(320)
Class I Shares	(136,158)	(133,166)
Class Y Shares	(1,110,781)	(1,094,253)
Change in net assets from distributions	(3,876,694)	(3,940,947)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	19,181,399	25,370,047
Reinvested dividends and distributions	3,229,021	3,233,465
Cost of shares redeemed	(31,700,026)	(36,245,727)
Change in net assets from capital share transactions	(9,289,606)	(7,642,215)
Change in net assets	(10,234,478)	(11,924,074)

NET ASSETS:
Beginning of period	166,981,826	178,905,900
End of period	$156,747,348	$166,981,826

See accompanying notes to financial statements.

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AQUILA TAX-FREE TRUST OF OREGON STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
OPERATIONS:
Net investment income	$9,183,932	$8,801,545
Net realized gain (loss) from securities transactions	(7,082,998)	(11,452,662)
Change in unrealized appreciation (depreciation) on investments	1,957,443	3,987,362
Change in net assets resulting from operations	4,058,377	1,336,245

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(5,316,348)	(5,506,085)
Class C Shares	(31,075)	(45,501)
Class F Shares	(154,829)	(108,260)
Class Y Shares	(3,681,678)	(3,452,942)
Change in net assets from distributions	(9,183,930)	(9,112,788)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	71,450,148	127,872,332
Reinvested dividends and distributions	7,195,596	7,379,661
Cost of shares redeemed	(137,870,692)	(246,482,295)
Change in net assets from capital share transactions	(59,224,948)	(111,230,302)
Change in net assets	(64,350,501)	(119,006,845)

NET ASSETS:
Beginning of period	472,675,469	591,682,314
End of period	$408,324,968	$472,675,469

See accompanying notes to financial statements.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
OPERATIONS:
Net investment income	$4,186,457	$4,519,408
Net realized gain (loss) from securities transactions	(1,917,576)	(2,114,164)
Change in unrealized appreciation (depreciation) on investments	823,048	(3,496,724)
Change in net assets resulting from operations	3,091,929	(1,091,480)

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(1,929,910)	(2,102,435)
Class C Shares	(9,433)	(15,432)
Class F Shares	(112,384)	(110,116)
Class I Shares	(1,281)	(4,572)
Class Y Shares	(2,133,187)	(2,343,792)
Change in net assets from distributions	(4,186,195)	(4,576,347)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	21,919,286	28,565,369
Reinvested dividends and distributions	2,313,862	2,491,490
Cost of shares redeemed	(43,436,950)	(68,738,739)
Change in net assets from capital share transactions	(19,203,802)	(37,681,880)
Change in net assets	(20,298,068)	(43,349,707)

NET ASSETS:
Beginning of period	205,991,504	249,341,211
End of period	$185,693,436	$205,991,504

See accompanying notes to financial statements.

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AQUILA TAX-FREE FUND FOR UTAH STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
OPERATIONS:
Net investment income	$7,068,564	$7,893,755
Net realized gain (loss) from securities transactions	(4,172,166)	(6,769,413)
Change in unrealized appreciation (depreciation) on investments	1,799,250	(3,703,981)
Change in net assets resulting from operations	4,695,648	(2,579,639)

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(3,593,528)	(4,194,934)
Class C Shares	(114,079)	(161,045)
Class F Shares	(129,150)	(204,897)
Class Y Shares	(3,231,350)	(3,563,470)
Change in net assets from distributions	(7,068,107)	(8,124,346)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	43,669,425	84,684,805
Reinvested dividends and distributions	6,086,419	7,002,338
Cost of shares redeemed	(98,071,503)	(186,239,548)
Change in net assets from capital share transactions	(48,315,659)	(94,552,405)
Change in net assets	(50,688,118)	(105,256,390)

NET ASSETS:
Beginning of period	331,829,379	437,085,769
End of period	$281,141,261	$331,829,379

See accompanying notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS MARCH 31, 2024

1. Organization

Aquila Municipal Trust is a Massachusetts business trust formed in 1986. Prior to April 10, 2013, the Trust was named Tax-Free Trust of Arizona. Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Fund For Utah (each, a “Fund”) are series of Aquila Municipal Trust. Each Fund is an open-end, non-diversified management investment company.

Prior to October 11, 2013, Aquila Tax-Free Trust of Arizona was known as Tax-Free Trust of Arizona. Each of Aquila Tax-Free Fund of Colorado, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Fund For Utah (each, a “Successor Fund”) is a series of Aquila Municipal Trust. Each Successor Fund was established in connection with the reorganization into the Fund of a fund with identical investment objectives and principal investment strategies as the Successor Fund (each, a “Predecessor Fund”) (each, a “Reorganization”), as follows:

Predecessor Fund	Successor Fund	Date of Reorganization
Tax-Free Trust of Arizona	Aquila Tax-Free Trust of Arizona	October 11, 2013
Tax-Free Fund of Colorado	Aquila Tax-Free Fund of Colorado	October 11, 2013
Churchill Tax-Free Fund of Kentucky, a series of Churchill Tax Free Trust	Aquila Churchill Tax-Free Fund of Kentucky	October 11, 2013
Aquila Tax-Free Trust of Oregon, a series of The Cascades Trust	Aquila Tax-Free Trust of Oregon	June 26, 2020
Aquila Narragansett Tax-Free Income Fund	Aquila Narragansett Tax-Free Income Fund	October 11, 2013
Tax-Free Fund For Utah	Aquila Tax-Free Fund For Utah	October 11, 2013

Accordingly, the reorganizations, which were tax-free exchanges, had no effect on the respective Fund’s operations. All Funds are authorized to issue an unlimited number of shares. The reorganizations were accomplished by exchanging the assets and liabilities of the predecessor funds for shares of the successor Funds. Shareowners holding shares of the predecessor funds received corresponding shares of the successor Funds in a one-to-one exchange ratio in each reorganization.

Class A Shares are offered to investors at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 3.0% of the public offering price, with lower rates for larger purchases including previous purchases of shares of any class of any of the funds in the Aquila Group of Funds. There is no sales charge on purchases of $250,000 or more, but redemptions of shares so purchased are generally subject to a contingent deferred sales charge (“CDSC”). Class A Shares of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon and Aquila

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NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2024

Narragansett Tax-Free Income Fund are subject to a fee under the Fund’s Distribution Plan at the rate of up to 0.15 of 1% of the average annual net assets represented by the Class A Shares. Class A Shares of Aquila Tax-Free Fund of Colorado are subject to a fee under the Fund’s Distribution Plan at the rate of up to 0.15 of 1% (currently 0.075 of 1%) of the average annual net assets represented by the Class A Shares. Class A Shares of Aquila Tax-Free Fund For Utah are subject to a fee under the Fund’s Distribution Plan at the rate of 0.20 of 1% of the average annual net assets represented by the Class A Shares.

Class C Shares are offered to investors at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares of each Fund. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a CDSC; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. Class C Shares are subject to a fee under each Fund’s Distribution Plan at the rate of 0.75 of 1% of the average annual net assets represented by the Class C Shares and a service fee of 0.25 of 1% of such assets.

Class F Shares (Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Fund For Utah only) are offered and sold only through financial intermediaries with which the Distributor has entered into sales agreements, and are not offered directly to retail customers. Class F Shares are offered at net asset value with no sales charge, no contingent deferred sales charge, and no distribution fee.

Class I Shares (Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund only) are offered and sold only through financial intermediaries with which Aquila Distributors LLC has entered into sales agreements, and are not offered directly to retail customers. Class I Shares of each Fund are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares. A distribution fee of up to 0.15 of 1% of such net assets is currently authorized by the Board of Trustees of each Fund. In addition, Class I Shares of each Fund may pay a service fee of up to 0.25 of 1% of such assets.

Class Y Shares are offered and sold only through institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares of each Fund are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

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All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued using other fair value methods. Rule 2a-5 under the 1940 Act provides that in the event that market quotations are not readily available, such securities must be valued at their fair value as determined in good faith by each Fund’s Board of Trustees. Rule 2a-5 further provides that the Board may choose to designate a “valuation designee” to perform the fair value determination. The Aquila Municipal Trust Board has designated Aquila Investment Management LLC as the valuation designee (the “Valuation Designee”) to determine the fair value of Fund securities in good faith. Aquila Investment Management LLC as Valuation Designee, selects an appropriate methodology or methodologies for determining and calculating the fair value of the Funds’ investments and applies such methodology or methodologies in a consistent manner, including specifying the key inputs and assumptions specific to each asset class or portfolio holding.
b)	Fair value measurements: The Funds follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

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The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Funds’ investments, used to value the Funds’ net assets as of March 31, 2024:

Valuation Inputs	AQUILA TAX-FREE TRUST OF ARIZONA	AQUILA TAX-FREE FUND OF COLORADO
	Investments in Securities*
Level 1 – Quoted Prices – Common Stocks, Mutual Funds, and Short-Term Investments	$4,238,429	$4,737,121
Level 2 – Other Significant Observable Inputs	174,757,404	129,860,701
Level 3 – Significant Unobservable Inputs	—	—
Total	$178,995,833	$134,597,822

Valuation Inputs	AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY	AQUILA TAX-FREE TRUST OF OREGON
	Investments in Securities*
Level 1 – Quoted Prices – Common Stocks, Mutual Funds, and Short-Term Investments	$7,146,791	$4,832,800
Level 2 – Other Significant Observable Inputs	148,144,331	399,819,097
Level 3 – Significant Unobservable Inputs	—	—
Total	$155,291,122	$404,651,897

Valuation Inputs	AQUILA NARRAGANSETT TAX-FREE INCOME FUND	AQUILA TAX-FREE FUND FOR UTAH
	Investments in Securities*
Level 1 – Quoted Prices – Common Stocks, Mutual Funds, and Short-Term Investments	$3,989,880	$1,413,619
Level 2 – Other Significant Observable Inputs	180,022,182	271,747,682
Level 3 – Significant Unobservable Inputs	—	—
Total	$184,012,062	$273,161,301

* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

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NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2024

e)	Federal income taxes: It is the policy of the Funds to continue to qualify as a regulated investment companies by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Funds intend to make distributions of income and securities profits sufficient to relieve them from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2021 – 2023) or expected to be taken in the Funds’ 2024 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.
g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.

For the year ended March 31, 2024,

•	Aquila Tax-Free Trust of Arizona increased paid-in capital by $835 and decreased distributable earnings by $835;
•	There were no other reclassifications with respect to the other Funds.

These reclassifications had no effect on net assets or net asset value per share.

i)	Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Funds’ founder and sponsor, serves as the Manager

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NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2024

for the Funds under Advisory and Administration Agreements with each of the respective Funds. Under the Advisory and Administration Agreements, the Manager provides all investment management (except with respect to Aquila Narragansett Tax-Free Income Fund) and administrative services to the Funds. The Manager’s services include providing the office of the Funds and all related services as well as managing relationships with all the various support organizations to the Funds such as the transfer and shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditors and distributor.

With respect to Aquila Narragansett Tax-Free Income Fund only, Clarfeld Financial Advisors, LLC, a wholly-owned subsidiary of Citizens Bank, N.A. (the “Sub-Adviser”), serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund’s portfolio.

For its services, for each Fund, the Manager is entitled to receive fees which are payable monthly and computed as of the close of business each day at the annual rate on the Fund’s net assets as follows:

Fund	Annual Rate
Aquila Tax-Free Trust of Arizona	0.40%
Aquila Tax-Free Fund of Colorado	0.50%
Aquila Churchill Tax-Free Fund of Kentucky	0.40%
Aquila Tax-Free Trust of Oregon	0.40%
Aquila Narragansett Tax-Free Income Fund	0.50%
Aquila Tax-Free Fund For Utah	0.50%

Aquila Tax-Free Fund of Colorado

The Manager has contractually agreed to waive fees through September 30, 2024 as follows: the annual rate shall be equivalent to 0.48% of net assets of the Fund up to $400 million; 0.46% of the Fund’s net assets above that amount to $1 billion and 0.44% of the Fund’s net assets above $1 billion. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the year ended March 31, 2024, the Fund incurred management fees of $761,381 of which $30,455 was waived under the contractual fee waiver.

Aquila Tax-Free Trust of Oregon

The Manager has contractually agreed to waive its fees through September 30, 2024 as follows: the annual rate shall be equivalent to 0.40% of net assets of the Fund up to $400 million; 0.38% of the Fund’s net assets above that amount to $1 billion and 0.36%

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of the Fund’s net assets above $1 billion. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the year ended March 31, 2024, the Fund incurred management fees of $1,769,411 of which $8,471 was waived.

Aquila Narragansett Tax-Free Income Fund

The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2024. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the year ended March 31, 2024, the Fund incurred management fees of $966,110 of which $135,419 was waived, which included supplemental fee waivers of $96,775 above and beyond the contractual fee waiver. These waivers are not reimbursable.

For the year ended March 31, 2024, the Sub-Adviser was entitled to receive a fee at the annual rate of 0.23 of 1% of the Fund’s Average annual net assets. The Sub-Adviser has contractually undertaken to waive its fees through September 30, 2024 to the extent necessary so that the annual sub-advisory fee rate is equivalent to 0.175% of 1% of the Fund’s average annual assets.

Aquila Tax-Free Fund For Utah

The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is currently in effect until September 30, 2024. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the year ended March 31, 2024, the Fund incurred management fees of $1,520,712 of which $60,828 was waived.

For Funds under Compliance Agreements with the Manager, the Manager is compensated by each Fund for compliance related services provided to enable the Funds to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Funds’ Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

The Funds have adopted Distribution Plans (each, a “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of each Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts.

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NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2024

For the year ended March 31, 2024, these payments were as follows:

Fund	Annual Distribution Fee Rate on Class A	Distribution Fees on Class A	Amount Retained by Distributor
Aquila Tax-Free Trust of Arizona	0.15%	$217,602	$24,752
Aquila Tax-Free Fund of Colorado	0.075%	$64,278	$5,487
Aquila Churchill Tax-Free Fund of Kentucky	0.15%	$161,614	$9,629
Aquila Tax-Free Trust of Oregon	0.15%	$394,972	$20,959
Aquila Narragansett Tax-Free Income Fund	0.15%	$138,264	$10,643
Aquila Tax-Free Fund For Utah	0.20%	$318,986	$10,586

Under another part of each Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares. In addition, under a Shareholder Services Plan, each Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts.

For the year ended March 31, 2024, these payments were as follows:

Fund	Qualified Recipients Fees on Class C	Shareholder Services Fee on Class C	Amount Retained by Distributor
Aquila Tax-Free Trust of Arizona	$14,819	$4,940	$4,883
Aquila Tax-Free Fund of Colorado	$13,557	$4,519	$4,481
Aquila Churchill Tax-Free Fund of Kentucky	$12,342	$4,114	$4,942
Aquila Tax-Free Trust of Oregon	$20,155	$6,718	$8,201
Aquila Narragansett Tax-Free Income Fund	$5,740	$1,913	$2,283
Aquila Tax-Free Fund For Utah	$59,186	$19,728	$19,555

With respect to Aquila Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund, only under another part of the Plan, the Funds are authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed for any fiscal year of the Fund a rate (currently 0.10%), set from time to time by the Board of Trustees, of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, Class I has a Shareholder Services Plan under which it may pay service fees (currently 0.25%) of not more than 0.25% of the average annual net assets represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets at the present time.

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NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2024

Aquila Churchill Tax-Free Fund of Kentucky

For the year ended March 31, 2024, these payments were made at the average annual rate of 0.35% of such net assets and amounted to $21,366 of which $6,105 related to the Plan and $15,261 related to the Shareholder Services Plan.

Aquila Narragansett Tax-Free Income Fund

For the year ended March 31, 2024, these payments were made at the average annual rate of 0.35% of such net assets and amounted to $231 of which $66 related to the Plan and $165 related to the Shareholder Services Plan.

Specific details about the Plans are more fully defined in the Funds’ Prospectus and Statement of Additional Information.

Under Distribution Agreements, the Distributor serves as the exclusive distributor of each Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within the respective states of the various funds, with the bulk of any sales commissions inuring to such financial intermediaries.

For the year ended March 31, 2024, these payments were as follows:

Fund	Total Commissions on Sale of Class A Shares	Received by Distributor
Aquila Tax-Free Trust of Arizona	$10,035	$2,970
Aquila Tax-Free Fund of Colorado	$8,469	$3,630
Aquila Churchill Tax-Free Fund of Kentucky	$34,482	$7,877
Aquila Tax-Free Trust of Oregon	$17,203	$5,701
Aquila Narragansett Tax-Free Income Fund	$24,022	$5,261
Aquila Tax-Free Fund For Utah	$28,108	$7,917

c)	Transfer and shareholder servicing fees:

The Funds occasionally compensate financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

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NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2024

4. Purchases and Sales of Securities

During the year ended March 31, 2024:

Fund	Purchases of Securities	Proceeds from the Sales of Securities (excluding short- term Investments)
Aquila Tax-Free Trust of Arizona	$114,908,092	$121,454,388
Aquila Tax-Free Fund of Colorado	$45,757,277	$84,869,372
Aquila Churchill Tax-Free Fund of Kentucky	$18,379,802	$32,055,417
Aquila Tax-Free Trust of Oregon	$92,987,895	$142,754,155
Aquila Narragansett Tax-Free Income Fund	$13,083,569	$31,160,258
Aquila Tax-Free Fund For Utah	$33,630,911	$76,878,774

As of March 31, 2024, the tax cost of investments and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

Fund	Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Aquila Tax-Free Trust of Arizona	$181,202,354	$1,725,027	$3,931,548	$(2,206,521)
Aquila Tax-Free Fund of Colorado	$133,964,989	$1,177,617	$544,785	$632,832
Aquila Churchill Tax-Free Fund of Kentucky	$160,957,242	$479,869	$6,145,989	$(5,666,120)
Aquila Tax-Free Trust of Oregon	$406,480,479	$2,566,057	$4,394,639	$(1,828,582)
Aquila Narragansett Tax-Free Income Fund	$190,600,121	$339,956	$6,928,014	$(6,588,058)
Aquila Tax-Free Fund For Utah	$278,678,409	$1,102,564	$6,619,672	$(5,517,108)

5. Portfolio Orientation

Aquila Tax-Free Trust of Arizona

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Arizona, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Arizona and whatever effects these may have upon Arizona issuers’ ability to meet their obligations. The Fund is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Arizona income taxes. The general policy of the Fund is to invest in such securities only when comparable securities of Arizona issuers are not available in the market. At March 31, 2024, the Fund had all of its long-term portfolio holdings invested in the securities of Arizona issuers.

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Aquila Tax-Free Fund of Colorado

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Colorado, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Colorado and whatever effects these may have upon Colorado issuers’ ability to meet their obligations. The Fund is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Colorado income taxes. At March 31, 2024, the Fund had all of its long-term portfolio holdings invested in the securities of Colorado issuers.

Aquila Churchill Tax-Free Fund of Kentucky

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Kentucky, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Kentucky and whatever effects these may have upon Kentucky issuers’ ability to meet their obligations. The Fund is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Kentucky income taxes. At March 31, 2024, the Fund had all of its long-term portfolio holdings invested in municipal obligations of issuers within Kentucky.

Aquila Tax-Free Trust of Oregon

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Oregon, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Oregon and whatever effects these may have upon Oregon issuers’ ability to meet their obligations. For example, Measure 5, a 1990 amendment to the Oregon Constitution, as well as Measures 47 and 50, limit the taxing and spending authority of certain Oregon governmental entities. These amendments could have an adverse effect on the general financial condition of certain municipal entities that would impair the ability of certain Oregon issuers to pay interest and principal on their obligations. The Fund is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Oregon income taxes. At March 31, 2024, the Fund had 100% of its long-term portfolio holdings invested in municipal obligations of issuers within Oregon.

Aquila Narragansett Tax-Free Income Fund

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Rhode Island, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Rhode Island and whatever effects these may have upon Rhode Island issuers’ ability to meet their obligations.

The Fund is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular

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NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2024

Federal and Rhode Island income taxes. The general policy of the Fund is to invest in such securities only when comparable securities of Rhode Island issuers are not available in the market. At March 31, 2024, the Fund had all of its long-term portfolio holdings invested in the securities of Rhode Island issuers.

Aquila Tax-Free Fund For Utah

At least 50% of the Fund’s assets will always consist of obligations of Utah-based issuers. At March 31, 2024, the Fund had 82% of its portfolio holdings invested in municipal obligations of issuers within Utah. The Fund is also permitted to invest in tax-free municipal obligations of non-Utah-based issuers that are exempt from regular Federal income taxes and, pursuant to Utah statutory authority, the interest on which is currently exempt from Utah individual income taxes. There can be no certainty as to the ongoing exemption from Utah individual income tax of the interest of non-Utah-based issuers. Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Utah, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Utah and whatever effects these may have upon Utah issuers’ ability to meet their obligations.

6. Trustees’ Fees and Expenses

At March 31, 2024, there were 8 Trustees, one of whom is affiliated with the Manager and is not paid any fees. Trustee expenses breakdown as Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the period. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meetings of Shareholders.

During the year ended March 31, 2024, Trustees’ fees and expenses breakdown as follows:

Fund	Trustees’ Service Fees	Trustees’ Expense Reimbursements
Aquila Tax-Free Trust of Arizona	$65,204	$7,354
Aquila Tax-Free Fund of Colorado	54,325	2,733
Aquila Churchill Tax-Free Fund of Kentucky	55,426	3,572
Aquila Tax-Free Trust of Oregon	135,804	6,652
Aquila Narragansett Tax-Free Income Fund	64,752	6,572
Aquila Tax-Free Fund For Utah	96,739	10,431

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NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2024

7. Capital Share Transactions

Aquila Tax-Free Trust of Arizona

Transactions in Capital Shares of the Fund were as follows:

	Year Ended March 31, 2024		Year Ended March 31, 2023
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	720,353	$7,055,349	1,359,410	$13,382,079
Reinvested dividends and distributions	339,960	3,301,350	324,996	3,178,651
Cost of shares redeemed	(2,966,075)	(28,833,178)	(3,594,167)	(35,224,343)
Net change	(1,905,762)	(18,476,479)	(1,909,761)	(18,663,613)

Class C Shares:
Proceeds from shares sold	14,455	139,067	27,949	276,153
Reinvested dividends and distributions	3,475	33,725	4,521	44,258
Cost of shares redeemed	(73,926)	(723,901)	(303,194)	(2,968,102)
Net change	(55,996)	(551,109)	(270,724)	(2,647,691)

Class Y Shares:
Proceeds from shares sold	1,775,193	17,236,958	2,071,465	20,317,858
Reinvested dividends and distributions	125,793	1,222,765	113,118	1,107,728
Cost of shares redeemed	(2,265,084)	(21,874,519)	(3,699,404)	(36,252,148)
Net change	(364,098)	(3,414,796)	(1,514,821)	(14,826,562)
Total transactions in Fund shares	(2,325,856)	$(22,442,384)	(3,695,306)	$(36,137,866)

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NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2024

Aquila Tax-Free Fund of Colorado

Transactions in Capital Shares of the Fund were as follows:

	Year Ended March 31, 2024		Year Ended March 31, 2023
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	298,605	$2,911,433	1,098,028	$10,682,101
Reinvested dividends and distributions	236,757	2,303,945	231,630	2,263,078
Cost of shares redeemed	(3,093,283)	(29,986,517)	(3,387,310)	(33,121,108)
Net change	(2,557,921)	(24,771,139)	(2,057,652)	(20,175,929)

Class C Shares:
Proceeds from shares sold	9,864	96,619	18,162	177,361
Reinvested dividends and distributions	2,454	23,809	2,844	27,718
Cost of shares redeemed	(120,669)	(1,170,650)	(218,864)	(2,137,213)
Net change	(108,351)	(1,050,222)	(197,858)	(1,932,134)

Class Y Shares:
Proceeds from shares sold	653,211	6,390,172	1,613,008	15,825,368
Reinvested dividends and distributions	70,674	689,422	79,092	774,352
Cost of shares redeemed	(2,111,536)	(20,564,049)	(5,041,056)	(49,331,881)
Net change	(1,387,651)	(13,484,455)	(3,348,956)	(32,732,161)
Total transactions in Fund shares	(4,053,923)	$(39,305,816)	(5,604,466)	$(54,840,224)

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NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2024

Aquila Churchill Tax-Free Fund of Kentucky

Transactions in Capital Shares of the Fund were as follows:

	Year Ended March 31, 2024		Year Ended March 31, 2023
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	883,017	$8,764,729	616,846	$6,126,649
Reinvested dividends and distributions	236,051	2,325,436	243,218	2,412,332
Cost of shares redeemed	(1,812,389)	(17,863,136)	(1,670,464)	(16,564,312)
Net change	(693,321)	(6,772,971)	(810,400)	(8,025,331)

Class C Shares:
Proceeds from shares sold	4,952	49,145	1,154	11,555
Reinvested dividends and distributions	2,431	23,924	4,055	40,232
Cost of shares redeemed	(114,378)	(1,132,294)	(152,941)	(1,518,081)
Net change	(106,995)	(1,059,225)	(147,732)	(1,466,294)

Class F Shares:
Proceeds from shares sold	193,738	1,905,580	25,603	253,677
Reinvested dividends and distributions	3,155	31,105	32	320
Cost of shares redeemed	(23,879)	(235,362)	(2)	(15)
Net change	173,014	1,701,323	25,633	253,982

Class I Shares:
Proceeds from shares sold	—	—	1	5
Reinvested dividends and distributions	13,821	136,145	13,431	133,168
Cost of shares redeemed	(13,031)	(128,228)	(13,779)	(136,619)
Net change	790	7,917	(347)	(3,446)

Class Y Shares:
Proceeds from shares sold	854,928	8,461,945	1,920,139	18,978,161
Reinvested dividends and distributions	72,281	712,411	65,232	647,413
Cost of shares redeemed	(1,255,743)	(12,341,006)	(1,830,572)	(18,026,700)
Net change	(328,534)	(3,166,650)	154,799	1,598,874
Total transactions in Fund shares	(955,046)	$(9,289,606)	(778,047)	$(7,642,215)

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NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2024

Aquila Tax-Free Trust of Oregon

Transactions in Capital Shares of the Fund were as follows:

	Year Ended March 31, 2024		Year Ended March 31, 2023
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	881,973	$9,070,682	2,503,450	$25,875,518
Reinvested dividends and distributions	472,887	4,861,740	488,456	5,037,254
Cost of shares redeemed	(6,643,717)	(68,271,472)	(7,131,445)	(73,493,715)
Net change	(5,288,857)	(54,339,050)	(4,139,539)	(42,580,943)

Class C Shares:
Proceeds from shares sold	60,380	626,551	43,267	447,137
Reinvested dividends and distributions	2,938	30,160	4,216	43,405
Cost of shares redeemed	(148,100)	(1,510,841)	(427,066)	(4,390,557)
Net change	(84,782)	(854,130)	(379,583)	(3,900,015)

Class F Shares:
Proceeds from shares sold	301,323	3,103,194	293,279	3,018,860
Reinvested dividends and distributions	15,079	154,831	10,511	108,245
Cost of shares redeemed	(150,656)	(1,544,896)	(192,222)	(1,975,773)
Net change	165,746	1,713,129	111,568	1,151,332

Class Y Shares:
Proceeds from shares sold	5,710,588	58,649,721	9,592,499	98,530,817
Reinvested dividends and distributions	209,161	2,148,865	212,625	2,190,757
Cost of shares redeemed	(6,492,910)	(66,543,483)	(16,219,126)	(166,622,250)
Net change	(573,161)	(5,744,897)	(6,414,002)	(65,900,676)
Total transactions in Fund shares	(5,781,054)	$(59,224,948)	(10,821,556)	$(111,230,302)

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NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2024

Aquila Narragansett Tax-Free Income Fund

Transactions in Capital Shares of the Fund were as follows:

	Year Ended March 31, 2024		Year Ended March 31, 2023
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	676,271	$6,754,144	615,527	$6,158,698
Reinvested dividends and distributions	138,087	1,377,583	150,173	1,504,226
Cost of shares redeemed	(1,910,624)	(19,110,931)	(2,218,593)	(22,245,456)
Net change	(1,096,266)	(10,979,204)	(1,452,893)	(14,582,532)

Class C Shares:
Proceeds from shares sold	5,149	51,606	11,661	116,861
Reinvested dividends and distributions	809	8,066	1,174	11,773
Cost of shares redeemed	(51,221)	(508,247)	(107,277)	(1,071,896)
Net change	(45,263)	(448,575)	(94,442)	(943,262)

Class F Shares:
Proceeds from shares sold	129,187	1,290,886	311,373	3,107,313
Reinvested dividends and distributions	11,289	112,384	11,017	110,113
Cost of shares redeemed	(194,826)	(1,941,252)	(193,072)	(1,936,689)
Net change	(54,350)	(537,982)	129,318	1,280,737

Class I Shares:
Proceeds from shares sold	1	5	1	13
Reinvested dividends and distributions	106	1,066	411	4,111
Cost of shares redeemed	(540)	(5,447)	(24,111)	(241,788)
Net change	(433)	(4,376)	(23,699)	(237,664)

Class Y Shares:
Proceeds from shares sold	1,389,915	13,822,645	1,900,590	19,182,484
Reinvested dividends and distributions	81,686	814,763	86,014	861,267
Cost of shares redeemed	(2,196,314)	(21,871,073)	(4,319,419)	(43,242,910)
Net change	(724,713)	(7,233,665)	(2,332,815)	(23,199,159)
Total transactions in Fund shares	(1,921,025)	$(19,203,802)	(3,774,531)	$(37,681,880)

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NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2024

Aquila Tax-Free Fund For Utah

Transactions in Capital Shares of the Fund were as follows:

	Year Ended March 31, 2024		Year Ended March 31, 2023
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	1,202,497	$11,537,807	3,089,845	$29,799,037
Reinvested dividends and distributions	323,919	3,101,395	376,276	3,624,290
Cost of shares redeemed	(4,972,102)	(47,388,401)	(7,600,622)	(73,208,173)
Net change	(3,445,686)	(32,749,199)	(4,134,501)	(39,784,846)

Class C Shares:
Proceeds from shares sold	53,990	516,800	145,689	1,402,613
Reinvested dividends and distributions	11,457	109,676	15,895	153,085
Cost of shares redeemed	(434,940)	(4,163,545)	(787,783)	(7,605,227)
Net change	(369,493)	(3,537,069)	(626,199)	(6,049,529)

Class F Shares:
Proceeds from shares sold	175,544	1,699,575	348,791	3,401,443
Reinvested dividends and distributions	13,420	129,150	21,159	204,899
Cost of shares redeemed	(501,646)	(4,833,506)	(778,321)	(7,542,773)
Net change	(312,682)	(3,004,781)	(408,371)	(3,936,431)

Class Y Shares:
Proceeds from shares sold	3,101,181	29,915,243	5,176,739	50,081,712
Reinvested dividends and distributions	286,077	2,746,198	312,773	3,020,064
Cost of shares redeemed	(4,339,538)	(41,686,051)	(10,151,902)	(97,883,375)
Net change	(952,280)	(9,024,610)	(4,662,390)	(44,781,599)
Total transactions in Fund shares	(5,080,141)	$(48,315,659)	(9,831,461)	$(94,552,405)

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NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2024

8. Securities Traded on a When-Issued Basis

The Funds may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Funds declare dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Funds intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Funds may not be the same as the respective Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. For certain shareholders some dividend income may, under some circumstances, be subject to the Alternative Minimum Tax. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration and are utilized before capital losses incurred prior to the enactment of the Act.

Aquila Tax-Free Trust of Arizona

At March 31, 2024, the Fund had capital loss carry forwards of $7,164,979, $2,473,216 is short-term and $4,691,763 is long-term. Both have no expiration date. As of March 31, 2024, the Fund had post-October losses of $471,750, which is deferred until fiscal 2024 for tax purposes.

Aquila Tax-Free Fund of Colorado

At March 31, 2024, the Fund had capital loss carry forwards of $10,278,149 of which $3,924,959 retains its character of short-term and $6,353,190 retains its character of long-term; both have no expiration. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. As of March 31, 2024, the Fund had post-October losses of $137,823, which is deferred until fiscal 2024 for tax purposes.

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NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2024

Aquila Churchill Tax-Free Fund of Kentucky

At March 31, 2024, the Fund had capital loss carry forwards of $1,059,416 of which $675,352 retains its character of short-term and $384,064 retains is character of long-term; both have no expiration. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. As of March 31, 2024, the Fund had post-October losses of $474,592, which is deferred until fiscal 2024 for tax purposes.

Aquila Tax-Free Trust of Oregon

At March 31, 2024, the Fund had capital loss carry forwards of $21,631,578 of which $4,622,170 retains its character of short-term and $17,009,408 retains its character of long-term; both have no expiration. As of March 31, 2024, the Fund had post-October losses of $1,505,398, which is deferred until fiscal 2024 for tax purposes.

Aquila Narragansett Tax-Free Income Fund

At March 31, 2024, the Fund had capital loss carry forwards of $3,448,531 of which $1,085,694 retains its character of short-term and $2,362,837 retains its character of long-term; both have no expiration. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. As of March 31, 2024, the Fund had post-October losses of $1,263,566, which is deferred until fiscal 2024 for tax purposes.

Aquila Tax-Free Fund For Utah

At March 31, 2024, the Fund had capital loss carry forwards of $14,288,086 of which $4,435,893 retains its character of short-term and $9,852,193 retains its character of long-term; both have no expiration. As of March 31, 2024, the Fund had post-October losses of $1,435,993, which is deferred until fiscal 2024 for tax purposes.

The tax character of distributions was as follows:

	Aquila Tax-Free Trust of Arizona		Aquila Tax-Free Fund of Colorado
	Year Ended March 31,		Year Ended March 31,
	2024	2023	2024	2023
Net tax-exempt income	$5,067,649	$5,180,813	$3,349,580	$3,657,262
Ordinary income	445,126	125,027	190,018	64,073
	$5,512,775	$5,305,840	$3,539,598	$3,721,335

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NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2024

As of March 31, 2024, the components of distributable earnings on a tax basis were:

	Aquila Tax-Free Trust of Arizona	Aquila Tax-Free Fund of Colorado
Undistributed tax-exempt income	$94,400	$39,667
Unrealized appreciation (depreciation)	(2,206,521)	632,832
Accumulated net realized loss on investments	(7,164,979)	(10,278,149)
Post-October losses	(471,750)	(137,823)
Other temporary differences	(63,458)	(39,816)
	$(9,812,308)	$(9,783,289)

The tax character of distributions was as follows:

	Aquila Churchill Tax-Free Fund of Kentucky		Aquila Tax-Free Trust of Oregon
	Year Ended March 31,		Year Ended March 31,
	2024	2023	2024	2023
Net tax-exempt income	$3,805,701	$3,869,954	$8,907,953	$8,973,520
Ordinary income	70,993	70,993	275,977	139,268
	$3,876,694	$3,940,947	$9,183,930	$9,112,788

As of March 31, 2024, the components of distributable earnings on a tax basis were:

	Aquila Churchill Tax-Free Fund of Kentucky	Aquila Tax-Free Trust ofOregon
Undistributed tax-exempt income	$62,534	$184,624
Unrealized depreciation	(5,666,120)	(1,828,582)
Accumulated net realized loss on investments	(1,059,416)	(21,631,578)
Post-October losses	(474,592)	(1,505,398)
Other temporary differences	(50,545)	(170,313)
	$(7,188,139)	$(24,951,247)

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NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2024

The tax character of distributions was as follows:

	Aquila Narragansett Tax-Free Income Fund		Aquila Tax-Free Fund For Utah
	Year Ended March 31,		Year Ended March 31,
	2024	2023	2024	2023
Net tax-exempt income	$4,103,664	$4,506,171	$6,869,104	$8,033,612
Ordinary income	82,531	70,176	199,003	90,734
	$4,186,195	$4,576,347	$7,068,107	$8,124,346

As of March 31, 2024, the components of distributable earnings on a tax basis were:

	Aquila Narragansett Tax-Free Income Fund	Aquila Tax-Free Fund For Utah
Undistributed tax-exempt income	$156,229	$73,180
Unrealized depreciation	(6,588,058)	(5,517,108)
Accumulated net realized loss on investments	(3,448,531)	(14,288,086)
Post-October losses	(1,263,566)	(1,435,993)
Other temporary differences	(155,756)	(72,154)
	$(11,299,682)	$(21,240,161)

The difference between book basis and tax basis unrealized appreciation and undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid, the tax treatment of market discount amortization, and the deduction of distributions payable.

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 21, 2024 (per the August 23, 2023 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable per annum rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the adjusted daily simple Secured Overnight Financing Rate (“SOFR”) plus 1% or (ii) the sum of the higher of (a) the Prime Rate, (b) the Federal Funds Effective Rate, or (c) the adjusted daily simple Secured Overnight Financing Rate plus 1%).

137  |  Aquila Municipal Trust

NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2024

There were no borrowings under the credit agreement during the year ended March 31, 2024.

11. Risks

Mutual fund investing involves risk and loss of principal is possible. The market prices of the Funds’ securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, political instability, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, weather or climate events, armed conflict, sanctions or other government actions, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past decade, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Funds invest in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the Funds’ investments may be negatively affected. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Funds’ investments.

138  |  Aquila Municipal Trust

NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2024

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Funds’ assets may go down.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Funds.

Investments in the Funds are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Funds may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which they invest, and may be more volatile than a more geographically diverse fund. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Municipal securities may be more susceptible to downgrades or defaults during a recession or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

139  |  Aquila Municipal Trust

NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2024

12. Recent Events

On March 12, 2024, the Manager and New York Life Investment Management LLC (“New York Life Investments”) announced that they have entered into a definitive agreement for the Manager to sell assets used in its investment advisory business relating to the Funds to New York Life Investments (the “transaction”).

Under the terms of the agreement, subject to Fund shareholder approval, each of the Funds are expected to be reorganized into either an existing series or newly created series of MainStay Funds Trust (collectively, the “MainStay Funds”) (each, a “Reorganization” and collectively, the “Reorganizations”), and subsequently will be advised by New York Life Investments and subadvised by MacKay Shields LLC. The Board of Trustees of the Trust has unanimously approved each of the proposed Reorganizations. The proposed Reorganizations are listed below:

Aquila Funds	Acquiring MainStay Funds
Aquila Tax-Free Trust of Arizona	MainStay MacKay Arizona Muni Fund
Aquila Tax-Free Fund of Colorado	MainStay MacKay Colorado Muni Fund
Aquila Churchill Tax-Free Fund of Kentucky	MainStay MacKay Strategic Municipal Allocation Fund
Aquila Tax-Free Trust of Oregon	MainStay MacKay Strategic Municipal Allocation Fund
Aquila Narragansett Tax-Free Income Fund	MainStay MacKay Oregon Muni Fund
Aquila Tax-Free Fund For Utah	MainStay MacKay Utah Muni Fund

Each Reorganization is contingent upon the completion of certain conditions, including approval by the shareholders of the applicable Fund. If all conditions are satisfied and approvals obtained, the transaction and proposed Reorganizations are expected to close in the third quarter of 2024. The solicitation of proxies to effect each Reorganization will be made by a final, effective Registration Statement on Form N-14, which includes a definitive Proxy Statement/Prospectus, after that Registration Statement is declared effective by the Securities and Exchange Commission (the “SEC”). Fund shareholders are urged to read the Proxy Statement/Prospectus relating to the Reorganization of their Fund and other documents filed with the SEC carefully and in their entirety. The Proxy Statement/Prospectus contains information with respect to the investment objectives, risks, charges and expenses of the MainStay Funds and other important information that Fund shareholders should carefully consider.

140  |  Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF ARIZONA FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$9.87	$10.14	$10.82	$10.68	$10.61
Income (loss) from investment operations:
Net investment income(1)	0.28	0.22	0.23	0.25	0.27
Net gain (loss) on securities (both realized and unrealized)	(0.10)	(0.25)	(0.69)	0.14	0.07
Total from investment operations	0.18	(0.03)	(0.46)	0.39	0.34
Less distributions (note 9):
Dividends from net investment income	(0.27)	(0.24)	(0.22)	(0.25)	(0.27)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.27)	(0.24)	(0.22)	(0.25)	(0.27)
Net asset value, end of period	$9.78	$9.87	$10.14	$10.82	$10.68
Total return (not reflecting sales charge)	1.91%	(0.27)%	(4.32)%	3.63%	3.16%
Ratios/supplemental data
Net assets, end of period (in millions)	$135	$155	$179	$198	$199
Ratio of expenses to average net assets	0.75%	0.74%	0.69%	0.71%	0.74%
Ratio of net investment income to average net assets	2.83%	2.26%	2.11%	2.30%	2.49%
Portfolio turnover rate	66%	32%	35%	11%	21%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

141  |  Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF ARIZONA FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$9.86	$10.13	$10.81	$10.67	$10.61
Income (loss) from investment operations:
Net investment income(1)	0.19	0.14	0.14	0.16	0.18
Net gain (loss) on securities (both realized and unrealized)	(0.09)	(0.26)	(0.69)	0.13	0.05
Total from investment operations	0.10	(0.12)	(0.55)	0.29	0.23
Less distributions (note 9):
Dividends from net investment income	(0.19)	(0.15)	(0.13)	(0.15)	(0.17)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.19)	(0.15)	(0.13)	(0.15)	(0.17)
Net asset value, end of period	$9.77	$9.86	$10.13	$10.81	$10.67
Total return (not reflecting CDSC)	1.04%	(1.11)%	(5.13)%	2.76%	2.20%
Ratios/supplemental data
Net assets, end of period (in millions)	$2	$2	$5	$7	$8
Ratio of expenses to average net assets	1.60%	1.59%	1.54%	1.56%	1.59%
Ratio of net investment income to average net assets	1.97%	1.39%	1.26%	1.45%	1.65%
Portfolio turnover rate	66%	32%	35%	11%	21%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

142  |  Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF ARIZONA FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$9.88	$10.15	$10.84	$10.69	$10.63
Income (loss) from investment operations:
Net investment income(1)	0.29	0.24	0.24	0.26	0.28
Net gain (loss) on securities (both realized and unrealized)	(0.09)	(0.26)	(0.69)	0.15	0.06
Total from investment operations	0.20	(0.02)	(0.45)	0.41	0.34
Less distributions (note 9):
Dividends from net investment income	(0.29)	(0.25)	(0.24)	(0.26)	(0.28)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.29)	(0.25)	(0.24)	(0.26)	(0.28)
Net asset value, end of period	$9.79	$9.88	$10.15	$10.84	$10.69
Total return (not reflecting sales charge)	2.06%	(0.11)%	(4.26)%	3.88%	3.21%
Ratios/supplemental data
Net assets, end of period (in millions)	$44	$48	$65	$75	$53
Ratio of expenses to average net assets	0.60%	0.59%	0.54%	0.56%	0.60%
Ratio of net investment income to average net assets	2.98%	2.41%	2.26%	2.44%	2.62%
Portfolio turnover rate	66%	32%	35%	11%	21%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

143  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$9.87	$9.99	$10.64	$10.56	$10.46
Income from investment operations:
Net investment income(1)	0.23	0.18	0.16	0.18	0.22
Net gain (loss) on securities (both realized and unrealized)	(0.06)	(0.12)	(0.65)	0.08	0.10
Total from investment operations	0.17	0.06	(0.49)	0.26	0.32
Less distributions (note 9):
Dividends from net investment income	(0.23)	(0.18)	(0.16)	(0.18)	(0.22)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.23)	(0.18)	(0.16)	(0.18)	(0.22)
Net asset value, end of period	$9.81	$9.87	$9.99	$10.64	$10.56
Total return (not reflecting sales charge)	1.74%	0.65%	(4.67)%	2.48%	3.03%
Ratios/supplemental data
Net assets, end of period (in millions)	$105	$131	$154	$179	$186
Ratio of expenses to average net assets	0.78%	0.72%	0.69%	0.69%	0.71%
Ratio of net investment income to average net assets	2.33%	1.85%	1.52%	1.69%	2.04%
Portfolio turnover rate	31%	12%	14%	7%	13%

Expense and net investment income ratios without the effect of the contractual fee waiver were (note 3):

Ratio of expenses to average net assets	0.80%	0.74%	0.71%	0.71%	0.73%
Ratio of net investment income to average net assets	2.31%	1.83%	1.50%	1.67%	2.02%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

144  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$9.85	$9.97	$10.62	$10.54	$10.44
Income from investment operations:
Net investment income(1)	0.13	0.09	0.06	0.08	0.12
Net gain (loss) on securities (both realized and unrealized)	(0.06)	(0.12)	(0.65)	0.08	0.10
Total from investment operations	0.07	(0.03)	(0.59)	0.16	0.22
Less distributions (note 9):
Dividends from net investment income	(0.14)	(0.09)	(0.06)	(0.08)	(0.12)
Distributions from capital gains	—	—	—	––	––
Total distributions	(0.14)	(0.09)	(0.06)	(0.08)	(0.12)
Net asset value, end of period	$9.78	$9.85	$9.97	$10.62	$10.54
Total return (not reflecting CDSC)	0.68%	(0.30)%	(5.58)%	1.51%	2.06%
Ratios/supplemental data
Net assets, end of period (in millions)	$1	$2	$4	$7	$8
Ratio of expenses to average net assets	1.72%	1.67%	1.63%	1.64%	1.66%
Ratio of net investment income to average net assets	1.36%	0.89%	0.58%	0.75%	1.09%
Portfolio turnover rate	31%	12%	14%	7%	13%

Expense and net investment income ratios without the effect of the contractual fee waiver were (note 3):

Ratio of expenses to average net assets	1.74%	1.69%	1.65%	1.66%	1.68%
Ratio of net investment income to average net assets	1.34%	0.87%	0.56%	0.73%	1.07%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

145  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$9.90	$10.01	$10.66	$10.58	$10.49
Income from investment operations:
Net investment income(1)	0.23	0.19	0.17	0.19	0.22
Net gain (loss) on securities (both realized and unrealized)	(0.07)	(0.11)	(0.65)	0.08	0.09
Total from investment operations	0.16	0.08	(0.48)	0.27	0.31
Less distributions (note 9):
Dividends from net investment income	(0.23)	(0.19)	(0.17)	(0.19)	(0.22)
Distributions from capital gains	—	—	—	––	––
Total distributions	(0.23)	(0.19)	(0.17)	(0.19)	(0.22)
Net asset value, end of period	$9.83	$9.90	$10.01	$10.66	$10.58
Total return	1.70%	0.82%	(4.60)%	2.53%	2.98%
Ratios/supplemental data
Net assets, end of period (in millions)	$29	$43	$77	$96	$72
Ratio of expenses to average net assets	0.72%	0.67%	0.63%	0.64%	0.66%
Ratio of net investment income to average net assets	2.37%	1.89%	1.58%	1.74%	2.09%
Portfolio turnover rate	31%	12%	14%	7%	13%

Expense and net investment income ratios without the effect of the contractual fee waiver were (note 3):

Ratio of expenses to average net assets	0.74%	0.69%	0.65%	0.66%	0.68%
Ratio of net investment income to average net assets	2.35%	1.87%	1.56%	1.72%	2.07%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

146  |  Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$10.02	$10.25	$10.93	$10.79	$10.64
Income from investment operations:
Net investment income(1)	0.24	0.22	0.22	0.23	0.24
Net gain (loss) on securities (both realized and unrealized)	(0.05)	(0.22)	(0.67)	0.14	0.15
Total from investment operations	0.19	—	(0.45)	0.37	0.39
Less distributions (note 9):
Dividends from net investment income	(0.24)	(0.23)	(0.22)	(0.23)	(0.24)
Distributions from capital gains	—	—	(0.01)	—	—
Total distributions	(0.24)	(0.23)	(0.23)	(0.23)	(0.24)
Net asset value, end of period	$9.97	$10.02	$10.25	$10.93	$10.79
Total return (not reflecting sales charge)	1.90%	0.05%	(4.25)%	3.48%	3.72%
Ratios/supplemental data
Net assets, end of period (in millions)	$105	$113	$124	$135	$142
Ratio of expenses to average net assets	0.81%	0.76%	0.75%	0.77%	0.80%
Ratio of net investment income to average net assets	2.39%	2.26%	1.99%	2.14%	2.26%
Portfolio turnover rate	12%	10%	7%	7%	6%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

147  |  Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$10.02	$10.25	$10.93	$10.78	$10.64
Income from investment operations:
Net investment income(1)	0.15	0.14	0.12	0.14	0.15
Net gain (loss) on securities (both realized and unrealized)	(0.05)	(0.22)	(0.67)	0.15	0.14
Total from investment operations	0.10	(0.08)	(0.55)	0.29	0.29
Less distributions (note 9):
Dividends from net investment income	(0.15)	(0.15)	(0.12)	(0.14)	(0.15)
Distributions from capital gains	—	—	(0.01)	—	—
Total distributions	(0.15)	(0.15)	(0.13)	(0.14)	(0.15)
Net asset value, end of period	$9.97	$10.02	$10.25	$10.93	$10.78
Total return (not reflecting CDSC)	1.04%	(0.80)%	(5.06%)	2.70%	2.75%
Ratios/supplemental data
Net assets, end of period (in millions)	$1.2	$2	$4	$5	$6
Ratio of expenses to average net assets	1.65%	1.61%	1.60%	1.62%	1.65%
Ratio of net investment income to average net assets	1.53%	1.41%	1.13%	1.29%	1.41%
Portfolio turnover rate	12%	10%	7%	7%	6%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

148  |  Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class F
		For the
		Period
		December 21,
	Year	2022*
	Ended	through
	March 31,	March 31,
	2024	2023
Net asset value, beginning of period	$10.01	$9.91
Income (loss) from investment operations:
Net investment income(1)	0.25	0.06
Net gain (loss) on securities (both realized and unrealized)	(0.05)	0.13
Total from investment operations	0.20	0.19
Less distributions (note 9):
Dividends from net investment income	(0.25)	(0.09)
Distributions from capital gains	—	—
Total distributions	(0.25)	(0.09)
Net asset value, end of period	$9.96	$10.01
Total return	2.08%	1.88%(2)
Ratios/supplemental data
Net assets, end of period (in millions)	$2	$0.3
Ratio of expenses to average net assets	0.64%	0.56%(3)
Ratio of net investment income to average net assets	2.55%	2.30%(3)
Portfolio turnover rate	12%	10%

*     Commencement of operations.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

149  |  Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$10.01	$10.25	$10.92	$10.78	$10.64
Income from investment operations:
Net investment income(1)	0.22	0.21	0.20	0.22	0.23
Net gain on securities (both realized and unrealized)	(0.04)	(0.23)	(0.66)	0.14	0.14
Total from investment operations	0.18	(0.02)	(0.46)	0.36	0.37
Less distributions (note 9):
Dividends from net investment income	(0.22)	(0.22)	(0.20)	(0.22)	(0.23)
Distributions from capital gains	—	—	(0.01)	—	—
Total distributions	(0.22)	(0.22)	(0.21)	(0.22)	(0.23)
Net asset value, end of period	$9.97	$10.01	$10.25	$10.92	$10.78
Total return	1.85%	(0.20)%	(4.31)%	3.33%	3.48%
Ratios/supplemental data
Net assets, end of period (in millions)	$6	$6	$6	$7	$7
Ratio of expenses to average net assets	0.96%	0.91%	0.91%	0.92%	0.93%
Ratio of net investment income to average net assets	2.23%	2.11%	1.84%	1.99%	2.12%
Portfolio turnover rate	12%	10%	7%	7%	6%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

150  |  Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$10.02	$10.26	$10.93	$10.79	$10.65
Income from investment operations:
Net investment income(1)	0.25	0.24	0.23	0.25	0.26
Net gain (loss) on securities (both realized and unrealized)	(0.04)	(0.24)	(0.66)	0.14	0.14
Total from investment operations	0.21	—	(0.43)	0.39	0.40
Less distributions (note 9):
Dividends from net investment income	(0.25)	(0.24)	(0.23)	(0.25)	(0.26)
Distributions from capital gains	—	—	(0.01)	—	—
Total distributions	(0.25)	(0.24)	(0.24)	(0.25)	(0.26)
Net asset value, end of period	$9.98	$10.02	$10.26	$10.93	$10.79
Total return	2.16%	0.10%	(4.01)%	3.64%	3.78%
Ratios/supplemental data
Net assets, end of period (in millions)	$42	$46	$45	$40	$27
Ratio of expenses to average net assets	0.66%	0.61%	0.60%	0.62%	0.65%
Ratio of net investment income to average net assets	2.54%	2.41%	2.14%	2.28%	2.41%
Portfolio turnover rate	12%	10%	7%	7%	6%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

151  |  Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$10.45	$10.55	$11.25	$11.13	$10.98
Income (loss) from investment operations:
Net investment income(1)	0.21	0.18	0.16	0.18	0.21
Net gain (loss) on securities (both realized and unrealized)	(0.10)	(0.10)	(0.70)	0.12	0.15
Total from investment operations	0.11	0.08	(0.54)	0.30	0.36
Less distributions (note 9):
Dividends from net investment income	(0.21)	(0.18)	(0.16)	(0.18)	(0.21)
Distributions from capital gains	—	––	––	––	—
Total distributions	(0.21)	(0.18)	(0.16)	(0.18)	(0.21)
Net asset value, end of period	$10.35	$10.45	$10.55	$11.25	$11.13
Total return (not reflecting sales charge)	1.07%	0.84%	(4.89)%	2.68%	3.30%
Ratios/supplemental data
Net assets, end of period (in millions)	$237	$294	$341	$379	$375
Ratio of expenses to average net assets	0.72%	0.70%	0.66%	0.71%	0.71%
Ratio of net investment income to average net assets	2.02%	1.72%	1.41%	1.57%	1.90%
Portfolio turnover rate	22%	12%	13%	5%	12%

Expense and net investment income ratios without the effect of the contractual fee waiver were (note 3):

Ratio of expenses to average net assets	0.72%	0.70%	0.67%	0.72%	0.72%
Ratio of net investment income to average net assets	2.02%	1.72%	1.40%	1.56%	1.89%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

152  |  Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$10.43	$10.54	$11.23	$11.12	$10.97
Income (loss) from investment operations:
Net investment income(1)	0.12	0.09	0.06	0.08	0.12
Net gain (loss) on securities (both realized and unrealized)	(0.09)	(0.10)	(0.69)	0.11	0.15
Total from investment operations	0.03	(0.01)	(0.63)	0.19	0.27
Less distributions (note 9):
Dividends from net investment income	(0.12)	(0.10)	(0.06)	(0.08)	(0.12)
Distributions from capital gains	—	––	––	––	—
Total distributions	(0.12)	(0.10)	(0.06)	(0.08)	(0.12)
Net asset value, end of period	$10.34	$10.43	$10.54	$11.23	$11.12
Total return (not reflecting CDSC)	0.31%	(0.11)%	(5.62)%	1.72%	2.43%
Ratios/supplemental data
Net assets, end of period (in millions)	$2	$3	$7	$13	$16
Ratio of expenses to average net assets	1.57%	1.55%	1.51%	1.56%	1.56%
Ratio of net investment income to average net assets	1.16%	0.85%	0.56%	0.73%	1.05%
Portfolio turnover rate	22%	12%	13%	5%	12%

Expense and net investment income ratios without the effect of the contractual fee waiver were (note 3):

Ratio of expenses to average net assets	1.57%	1.55%	1.52%	1.57%	1.57%
Ratio of net investment income to average net assets	1.15%	0.85%	0.55%	0.72%	1.04%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

153  |  Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class F
	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$10.43	$10.53	$11.22	$11.11	$10.95
Income (loss) from investment operations:
Net investment income(1)	0.23	0.20	0.18	0.20	0.23
Net gain (loss) on securities (both realized and unrealized)	(0.10)	(0.10)	(0.69)	0.11	0.16
Total from investment operations	0.13	0.10	(0.51)	0.31	0.39
Less distributions (note 9):
Dividends from net investment income	(0.23)	(0.20)	(0.18)	(0.20)	(0.23)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.23)	(0.20)	(0.18)	(0.20)	(0.23)
Net asset value, end of period	$10.33	$10.43	$10.53	$11.22	$11.11
Total return	1.25%	1.02%	(4.64)%	2.77%	3.58%
Ratios/supplemental data
Net assets, end of period (in millions)	$8	$6	$5	$4	$2
Ratio of expenses to average net assets	0.55%	0.52%	0.48%	0.53%	0.53%
Ratio of net investment income to average net assets	2.21%	1.91%	1.59%	1.73%	2.05%
Portfolio turnover rate	22%	12%	13%	5%	12%

Expense and net investment income ratios without the effect of the contractual fee waiver were (note 3):

Ratio of expenses to average net assets	0.55%	0.53%	0.49%	0.54%	0.54%
Ratio of net investment income to average net assets	2.21%	1.90%	1.58%	1.72%	2.04%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

154  |  Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$10.44	$10.55	$11.24	$11.12	$10.97
Income (loss) from investment operations:
Net investment income(1)	0.22	0.19	0.17	0.19	0.23
Net gain (loss) on securities (both realized and unrealized)	(0.10)	(0.10)	(0.69)	0.13	0.15
Total from investment operations	0.12	0.09	(0.52)	0.32	0.38
Less distributions (note 9):
Dividends from net investment income	(0.22)	(0.20)	(0.17)	(0.20)	(0.23)
Distributions from capital gains	—	––	––	—	—
Total distributions	(0.22)	(0.20)	(0.17)	(0.20)	(0.23)
Net asset value, end of period	$10.34	$10.44	$10.55	$11.24	$11.12
Total return	1.22%	0.90%	(4.66)%	2.83%	3.46%
Ratios/supplemental data
Net assets, end of period (in millions)	$161	$169	$238	$281	$235
Ratio of expenses to average net assets	0.57%	0.55%	0.51%	0.56%	0.56%
Ratio of net investment income to average net assets	2.17%	1.87%	1.56%	1.71%	2.04%
Portfolio turnover rate	22%	12%	13%	5%	12%

Expense and net investment income ratios without the effect of the contractual fee waiver were (note 3):

Ratio of expenses to average net assets	0.57%	0.55%	0.52%	0.57%	0.57%
Ratio of net investment income to average net assets	2.17%	1.87%	1.55%	1.71%	2.03%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

155  |  Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$10.15	$10.36	$11.02	$10.91	$10.74
Income (loss) from investment operations:
Net investment income(1)	0.21	0.20	0.20	0.23	0.25
Net gain (loss) on securities (both realized and unrealized)	(0.04)	(0.21)	(0.66)	0.11	0.17
Total from investment operations	0.17	(0.01)	(0.46)	0.34	0.42
Less distributions (note 9):
Dividends from net investment income	(0.21)	(0.20)	(0.20)	(0.23)	(0.25)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.21)	(0.20)	(0.20)	(0.23)	(0.25)
Net asset value, end of period	$10.11	$10.15	$10.36	$11.02	$10.91
Total return (not reflecting sales charge)	1.71%	(0.05)%	(4.26)%	3.09%	3.89%
Ratios/supplemental data
Net assets, end of period (in millions)	$88	$100	$117	$125	$120
Ratio of expenses to average net assets	0.83%	0.81%	0.76%	0.78%	0.79%
Ratio of net investment income to average net assets	2.09%	1.97%	1.82%	2.04%	2.25%
Portfolio turnover rate	7%	3%	12%	7%	6%

Expense and net investment income ratios without the effect of the contractual fee waiver expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.90%	0.88%	0.84%	0.86%	0.87%
Ratio of net investment income to average net assets	2.02%	1.90%	1.75%	1.96%	2.17%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

156  |  Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$10.15	$10.36	$11.02	$10.91	$10.74
Income (loss) from investment operations:
Net investment income(1)	0.12	0.11	0.11	0.13	0.15
Net gain (loss) on securities (both realized and unrealized)	(0.04)	(0.21)	(0.66)	0.11	0.17
Total from investment operations	0.08	(0.10)	(0.55)	0.24	0.32
Less distributions (note 9):
Dividends from net investment income	(0.12)	(0.11)	(0.11)	(0.13)	(0.15)
Distributions from capital gains	—	—	—	––	—
Total distributions	(0.12)	(0.11)	(0.11)	(0.13)	(0.15)
Net asset value, end of period	$10.11	$10.15	$10.36	$11.02	$10.91
Total return (not reflecting CDSC)	0.85%	(0.90)%	(5.07)%	2.21%	3.01%
Ratios/supplemental data
Net assets, end of period (in millions)	$1	$1	$2	$3	$5
Ratio of expenses to average net assets	1.67%	1.65%	1.61%	1.64%	1.65%
Ratio of net investment income to average net assets	1.23%	1.11%	0.97%	1.20%	1.41%
Portfolio turnover rate	7%	3%	12%	7%	6%

Expense and net investment income ratios without the effect of the contractual fee waiver expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	1.74%	1.73%	1.69%	1.71%	1.73%
Ratio of net investment income to average net assets	1.16%	1.04%	0.90%	1.13%	1.33%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

157  |  Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class F
	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$10.13	$10.34	$11.00	$10.89	$10.72
Income (loss) from investment operations:
Net investment income(1)	0.23	0.22	0.22	0.24	0.26
Net gain (loss) on securities (both realized and unrealized)	(0.05)	(0.21)	(0.66)	0.11	0.17
Total from investment operations	0.18	0.01	(0.44)	0.35	0.43
Less distributions (note 9):
Dividends from net investment income	(0.23)	(0.22)	(0.22)	(0.24)	(0.26)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.23)	(0.22)	(0.22)	(0.24)	(0.26)
Net asset value, end of period	$10.08	$10.13	$10.34	$11.00	$10.89
Total return	1.79%	0.14%	(4.10)%	3.27%	4.08%
Ratios/supplemental data
Net assets, end of period (in millions)	$5	$5	$4	$2	$1.5
Ratio of expenses to average net assets	0.65%	0.62%	0.58%	0.60%	0.61%
Ratio of net investment income to average net assets	2.27%	2.16%	1.99%	2.21%	2.41%
Portfolio turnover rate	7%	3%	12%	7%	6%

Expense and net investment income ratios without the effect of the contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.72%	0.70%	0.66%	0.68%	0.69%
Ratio of net investment income to average net assets	2.20%	2.09%	1.92%	2.13%	2.33%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

158  |  Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$10.16	$10.37	$11.03	$10.91	$10.74
Income (loss) from investment operations:
Net investment income(1)	0.19	0.18	0.18	0.21	0.23
Net gain (loss) on securities (both realized and unrealized)	(0.05)	(0.20)	(0.66)	0.12	0.17
Total from investment operations	0.14	(0.02)	(0.48)	0.33	0.40
Less distributions (note 9):
Dividends from net investment income	(0.19)	(0.19)	(0.18)	(0.21)	(0.23)
Distributions from capital gains	—	—	—	––	—
Total distributions	(0.19)	(0.19)	(0.18)	(0.21)	(0.23)
Net asset value, end of period	$10.11	$10.16	$10.37	$11.03	$10.91
Total return	1.47%	(0.18)%	(4.39)%	3.03%	3.74%
Ratios/supplemental data
Net assets, end of period (in millions)	$0.1	$0.1	$0.3	$0.3	$0.2
Ratio of expenses to average net assets	0.97%	0.94%	0.91%	0.93%	0.94%
Ratio of net investment income to average net assets	1.95%	1.82%	1.67%	1.89%	2.10%
Portfolio turnover rate	7%	3%	12%	7%	6%

Expense and net investment income ratios without the effect of the contractual fee waiver expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	1.04%	1.01%	0.99%	1.00%	1.02%
Ratio of net investment income to average net assets	1.88%	1.75%	1.60%	1.81%	2.02%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

159  |  Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$10.15	$10.36	$11.02	$10.91	$10.74
Income (loss) from investment operations:
Net investment income(1)	0.22	0.21	0.22	0.24	0.26
Net gain (loss) on securities (both realized and unrealized)	(0.05)	(0.20)	(0.66)	0.11	0.17
Total from investment operations	0.17	0.01	(0.44)	0.35	0.43
Less distributions (note 9):
Dividends from net investment income	(0.22)	(0.22)	(0.22)	(0.24)	(0.26)
Distributions from capital gains	—	—	—	––	—
Total distributions	(0.22)	(0.22)	(0.22)	(0.24)	(0.26)
Net asset value, end of period	$10.10	$10.15	$10.36	$11.02	$10.91
Total return	1.76%	0.10%	(4.11)%	3.24%	4.05%
Ratios/supplemental data
Net assets, end of period (in millions)	$92	$100	$126	$126	$117
Ratio of expenses to average net assets	0.68%	0.66%	0.61%	0.63%	0.64%
Ratio of net investment income to average net assets	2.24%	2.12%	1.97%	2.19%	2.40%
Portfolio turnover rate	7%	3%	12%	7%	6%

Expense and net investment income ratios without the effect of the contractual fee waiver expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.75%	0.73%	0.69%	0.71%	0.72%
Ratio of net investment income to average net assets	2.17%	2.05%	1.90%	2.11%	2.32%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

160  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$9.73	$9.94	$10.60	$10.50	$10.36
Income (loss) from investment operations:
Net investment income(1)	0.22	0.20	0.18	0.21	0.24
Net gain (loss) on securities (both realized and unrealized)	(0.05)	(0.20)	(0.66)	0.10	0.14
Total from investment operations	0.17	—	(0.48)	0.31	0.38
Less distributions (note 9):
Dividends from net investment income	(0.22)	(0.21)	(0.18)	(0.21)	(0.24)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.22)	(0.21)	(0.18)	(0.21)	(0.24)
Net asset value, end of period	$9.68	$9.73	$9.94	$10.60	$10.50
Total return (not reflecting sales charge)	1.76%	0.01%	(4.58)%	2.93%	3.72%
Ratios/supplemental data
Net assets, end of period (in millions)	$144	$178	$224	$252	$229
Ratio of expenses to average net assets	0.91%	0.87%	0.82%	0.85%	0.88%
Ratio of net investment income to average net assets	2.25%	2.07%	1.73%	1.94%	2.31%
Portfolio turnover rate	11%	12%	19%	6%	8%

Expense and net investment income ratios without the effect of the contractual fee waiver were (note 3):

Ratio of expenses to average net assets	0.93%	0.89%	0.84%	0.87%	0.90%
Ratio of net investment income to average net assets	2.23%	2.05%	1.71%	1.92%	2.29%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

161  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$9.73	$9.94	$10.60	$10.49	$10.35
Income (loss) from investment operations:
Net investment income(1)	0.14	0.12	0.10	0.12	0.16
Net gain (loss) on securities (both realized and unrealized)	(0.04)	(0.20)	(0.66)	0.11	0.14
Total from investment operations	0.10	(0.08)	(0.56)	0.23	0.30
Less distributions (note 9):
Dividends from net investment income	(0.14)	(0.13)	(0.10)	(0.12)	(0.16)
Distributions from capital gains	—	—	—	––	—
Total distributions	(0.14)	(0.13)	(0.10)	(0.12)	(0.16)
Net asset value, end of period	$9.69	$9.73	$9.94	$10.60	$10.49
Total return (not reflecting CDSC)	1.05%	(0.78)%	(5.35)%	2.21%	2.90%
Ratios/supplemental data
Net assets, end of period (in millions)	$6	$10	$16	$27	$31
Ratio of expenses to average net assets	1.70%	1.67%	1.62%	1.65%	1.68%
Ratio of net investment income to average net assets	1.45%	1.26%	0.93%	1.14%	1.52%
Portfolio turnover rate	11%	12%	19%	6%	8%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver were (note 3)

Ratio of expenses to average net assets	1.72%	1.69%	1.64%	1.67%	1.70%
Ratio of net investment income to average net assets	1.43%	1.24%	0.90%	1.12%	1.50%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

162  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class F
	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$9.79	$10.00	$10.65	$10.54	$10.39
Income (loss) from investment operations:
Net investment income(1)	0.24	0.22	0.21	0.23	0.26
Net gain (loss) on securities (both realized and unrealized)	(0.03)	(0.20)	(0.65)	0.11	0.16
Total from investment operations	0.21	0.02	(0.44)	0.34	0.42
Less distributions (note 9):
Dividends from net investment income	(0.24)	(0.23)	(0.21)	(0.23)	(0.27)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.24)	(0.23)	(0.21)	(0.23)	(0.27)
Net asset value, end of period	$9.76	$9.79	$10.00	$10.65	$10.54
Total return (not reflecting sales charge)	2.21%	0.25%	(4.24)%	3.26%	4.05%
Ratios/supplemental data
Net assets, end of period (in millions)	$4	$7	$11	$5.3	$2.0
Ratio of expenses to average net assets	0.67%	0.64%	0.59%	0.61%	0.65%
Ratio of net investment income to average net assets	2.49%	2.30%	1.96%	2.15%	2.51%
Portfolio turnover rate	11%	12%	19%	6%	8%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver were (note 3):

Ratio of expenses to average net assets	0.69%	0.66%	0.61%	0.63%	0.67%
Ratio of net investment income to average net assets	2.47%	2.28%	1.93%	2.12%	2.49%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

163  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$9.75	$9.97	$10.63	$10.52	$10.39
Income (loss) from investment operations:
Net investment income(1)	0.24	0.22	0.20	0.23	0.26
Net gain (loss) on securities (both realized and unrealized)	(0.04)	(0.21)	(0.66)	0.11	0.14
Total from investment operations	0.20	0.01	(0.46)	0.34	0.40
Less distributions (note 9):
Dividends from net investment income	(0.24)	(0.23)	(0.20)	(0.23)	(0.27)
Distributions from capital gains	—	—	—	––	—
Total distributions	(0.24)	(0.23)	(0.20)	(0.23)	(0.27)
Net asset value, end of period	$9.71	$9.75	$9.97	$10.63	$10.52
Total return (not reflecting sales charge)	2.07%	0.12%	(4.38)%	3.23%	3.82%
Ratios/supplemental data
Net assets, end of period (in millions)	$127	$137	$186	$195	$154
Ratio of expenses to average net assets	0.71%	0.67%	0.62%	0.65%	0.68%
Ratio of net investment income to average net assets	2.46%	2.27%	1.93%	2.14%	2.51%
Portfolio turnover rate	11%	12%	19%	6%	8%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver were (note 3):

Ratio of expenses to average net assets	0.73%	0.69%	0.64%	0.67%	0.70%
Ratio of net investment income to average net assets	2.44%	2.25%	1.91%	2.11%	2.49%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

164  |  Aquila Municipal Trust

Additional Information (unaudited):

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC as the administrator of the program (the “Committee”).

The Board met on June 2, 2023 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from May 1, 2022 through April 30, 2023 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

165 |  Aquila Municipal Trust

Additional Information (unaudited)

Trustees(1) and Officers

Name, Address and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(4)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(5) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	9

Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Vice Chair Board of Trustees (2003-2020), President (1998-2020) and Trustee (1994-2020) of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon)

Non-Interested Trustees

Patricia L. Moss Bend, OR (1953)	Chair of the Board of Aquila Municipal Trust effective January 1, 2023; Trustee of Aquila Municipal Trust since 2020	Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council 2018-2021; active in community and educational organizations; Trustee of various funds in the Aquila Group of Funds 2002-2005 and since 2015	8	First Interstate BancSystem, Inc.; MDU Resources Group, Inc. Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2015-2020, 2002-2005; Trustee Emerita 2005-2015

166 |  Aquila Municipal Trust

Name, Address and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctor of Education in Organizational Change and Educational Leadership, University of Southern California; served seven Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute; Trustee of various funds in the Aquila Group of Funds since 2004.	6	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, 2019-2021, Commissioner, 2013–2021; Dean, Marriott School of Management, 2008-2013; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Trustee of various funds in the Aquila Group of Funds since 1993.	8

International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2002-2020

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016; Trustee of various funds in the Aquila Group of Funds since 2001.	8	None

167 |  Aquila Municipal Trust

Name, Address and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002; Trustee of various funds in the Aquila Group of Funds since 2006.	9	Granby Ranch Metropolitan District (quasi-municipal corporation); formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

Heather R. Overby Prospect, KY (1971)	Aquila Municipal Trust: Trustee since September 2022	Vice President, Finance & Accounting/Chief Financial Officer, Kentucky Municipal Energy Agency (wholesale electricity sale – governmental), June 2018 – Present; Chairman, Kentucky School Facilities Construction Commission (state commission), December 2018 – Present; Interim Chief Financial Officer, Kentucky Municipal Energy Agency (wholesale electricity sale – governmental), February 2017 – May 2018; Chief Financial Officer, Kentucky Municipal Power Agency, (wholesale electricity sale – governmental), November 2009 – May 2018.	6	None

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004; Trustee of various funds in the Aquila Group of Funds since 2005.	6	None

(1)	The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.
(2)	The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(3)	Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(4)	Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.
(5)	The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Opportunity Growth Fund, which is an equity fund; and Aquila High Income Fund, which is a high-income corporate bond fund.

168 |  Aquila Municipal Trust

Name, Address and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013	Regional Sales Manager (since 2009) and registered representative (since 1986) of the Distributor; Vice President of the Distributor 1995-2009; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust (which includes Aquila Narragansett Tax-Free Income Fund) since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010	President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Robert C. Arnold Peoria, AZ (1973)	Vice President of Aquila Municipal Trust since 2019	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Arizona) since 2019; Regional Sales Manager, Aquila Distributors LLC (since 2019); Financial Advisor, Prudential Advisors, 2017 – 2019

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Lead Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona (since 2017), Aquila Tax-Free Fund of Colorado (since 2023) and and Aquila Tax-Free Fund For Utah (since 2017)	Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011) and Aquila Tax-Free Fund of Colorado (since 2023); Portfolio Manager of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah (since 2011); Vice President, Aquila Municipal Trust (since 2013) and Aquila Churchill Tax-Free Fund of Kentucky 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Vasilios Gerasopoulos Lakewood, CO (1973)	Assistant Vice President of Aquila Municipal Trust and Co-Portfolio Manager of Aquila Tax-Free Fund of Colorado since March 2023	Assistant Vice President of Aquila Municipal Trust and Co-Portfolio Manager of Aquila Tax-Free Fund of Colorado and Credit Analyst of Aquila Tax-Free Trust of Oregon since March 2023; Credit Analyst at Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management, from 2015 to 2023; Senior Financial Analyst, Bond and Debt, for Jefferson County, Colorado from December 2012 to 2015.

169 |  Aquila Municipal Trust

Name, Address and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

Timothy Iltz Happy Valley, OR (1975)	Vice President of Aquila Municipal Trust since March 2023; Portfolio Manager of Aquila Tax-Free Fund of Colorado (since December 2022) and Aquila Tax-Free Trust of Oregon (since 2018)	Vice President of Aquila Municipal Trust since March 2023, Portfolio Manager of Aquila Tax-Free Fund of Colorado since December 2022, and Aquila Tax-Free Trust of Oregon since 2018; Vice President and Municipal Bond Credit Analyst at Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management, from 2011 to 2018. Vice President and Portfolio Manager at Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management, from 2018 to 2023.

Troy Miller Louisville, KY (1971)	Vice President of Aquila Municipal Trust since March 2022	Vice President, Aquila Municipal Trust (which includes Aquila Churchill Tax-Free Fund of Kentucky) since March 2022; Regional Sales Manager of the Distributor since January 2022; Financial Consultant, Fidelity Investments (wealth management), May 2020 – February 2021; Vice President, Manager-Life Planning Strategies, June 2017 – October 2019, and Vice President, Manager-Retirement Products, April 2010 – June 2017, Baird Trust Company (formerly known as Hilliard Lyons Trust Company) (wealth management).

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Municipal Trust since 2020	Vice President of Aquila Funds Trust since 2013 and Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Oregon) since 2020; formerly Vice President, Aquila Opportunity Growth Fund 1999 – 2013 and Aquila Tax-Free Trust of Oregon 1998 – 2020; Regional Sales Manager and/or registered representative of the Distributor since 1999.

Anthony A. Tanner Phoenix, AZ (1960)	Vice President of Aquila Municipal Trust, Lead Portfolio Manager of Aquila Tax-Free Trust of Arizona, and Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2018), Aquila Tax-Free Trust of Oregon (since 2023) and Aquila Tax-Free Fund For Utah since 2018	Vice President of Aquila Municipal Trust (since 2018); Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah (since 2018) and Aquila Tax-Free Trust of Oregon (since 2023); Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

170 |  Aquila Municipal Trust

Name, Address and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d) (3)

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since 2013; Vice President, Aquila Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Anita Albano, CPA New York, NY (1973)	Secretary of Aquila Municipal Trust since 2020, Assistant Secretary 2018-2019	Secretary of all funds in the Aquila Group of Funds since 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)	The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(2)	The term of office of each officer is one year.
(3)	The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

171 |  Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF ARIZONA

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/01/23	Ending(1) Account Value 3/31/24	Expenses(2) Paid During Period 10/01/23 – 3/31/24	Ending Account Value 3/31/24	Expenses(2) Paid During Period 10/01/23 – 3/31/24	Net Annualized Expense Ratio
A	$1,000	$1,051.80	$3.90	$1,021.20	$3.84	0.76%
C	$1,000	$1,047.40	$8.24	$1,016.95	$8.12	1.61%
Y	$1,000	$1,052.60	$3.13	$1,021.95	$3.08	0.61%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 183/366 to reflect the one-half year period.

172  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND OF COLORADO

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/01/23	Ending(1) Account Value 3/31/24	Expenses(2) Paid During Period 10/01/23 – 3/31/24	Ending Account Value 3/31/24	Expenses(2) Paid During Period 10/01/23 – 3/31/24	Net Annualized Expense Ratio
A	$1,000	$1,046.50	$4.09	$1,021.00	$4.04	0.80%
C	$1,000	$1,041.70	$8.93	$1,016.25	$8.82	1.75%
Y	$1,000	$1,046.80	$3.84	$1,021.25	$3.79	0.75%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 183/366 to reflect the one-half year period.

173  |  Aquila Municipal Trust

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/01/23	Ending(1) Account Value 3/31/24	Expenses(2) Paid During Period 10/01/23 – 3/31/24	Ending Account Value 3/31/24	Expenses(2) Paid During Period 10/01/23 – 3/31/24	Net Annualized Expense Ratio
A	$1,000	$1,056.60	$4.22	$1,020.90	$4.14	0.82%
C	$1,000	$1,052.00	$8.57	$1,016.65	$8.42	1.67%
F	$1,000	$1,057.50	$3.34	$1,021.75	$3.29	0.65%
I	$1,000	$1,055.70	$5.04	$1,020.10	$4.95	0.98%
Y	$1,000	$1,058.40	$3.45	$1,021.65	$3.39	0.67%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 183/366 to reflect the one-half year period.

174  |  Aquila Municipal Trust

AQUILA TAX-FREE TRUST OF OREGON

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/01/23	Ending(1) Account Value 3/31/24	Expenses(2) Paid During Period 10/01/23 – 3/31/24	Ending Account Value 3/31/24	Expenses(2) Paid During Period 10/01/23 – 3/31/24	Net Annualized Expense Ratio
A	$1,000	$1,043.90	$3.73	$1,021.35	$3.69	0.73%
C	$1,000	$1,039.60	$8.06	$1,017.10	$7.97	1.58%
F	$1,000	$1,045.00	$2.81	$1,022.25	$2.78	0.55%
Y	$1,000	$1,044.80	$2.96	$1,022.10	$2.93	0.58%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 183/366 to reflect the one-half year period.

175  |  Aquila Municipal Trust

AQUILA NARRAGANSETT TAX-FREE INCOME FUND

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/01/23	Ending(1) Account Value 3/31/24	Expenses(2) Paid During Period 10/01/23 – 3/31/24	Ending Account Value 3/31/24	Expenses(2) Paid During Period 10/01/23 – 3/31/24	Net Annualized Expense Ratio
A	$1,000	$1,061.00	$4.38	$1,020.75	$4.29	0.85%
C	$1,000	$1,056.50	$8.74	$1,016.50	$8.57	1.70%
F	$1,000	$1,061.00	$3.45	$1,021.65	$3.39	0.67%
I	$1,000	$1,059.20	$5.10	$1,020.05	$5.00	0.99%
Y	$1,000	$1,060.80	$3.61	$1,021.50	$3.54	0.70%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 183/366 to reflect the one-half year period.

176  |  Aquila Municipal Trust

AQUILA TAX-FREE FUND FOR UTAH

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/01/23	Ending(1) Account Value 3/31/24	Expenses(2) Paid During Period 10/01/23 – 3/31/24	Ending Account Value 3/31/24	Expenses(2) Paid During Period 10/01/23 – 3/31/24	Net Annualized Expense Ratio
A	$1,000	$1,054.10	$4.72	$1,020.40	$4.65	0.92%
C	$1,000	$1,051.00	$8.82	$1,016.40	$8.67	1.72%
F	$1,000	$1,058.40	$3.55	$1,021.55	$3.49	0.69%
Y	$1,000	$1,056.20	$3.70	$1,021.40	$3.64	0.72%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 183/366 to reflect the one-half year period.

177  |  Aquila Municipal Trust

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Schedules of Investments

Each Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, each Fund files a complete Schedule of Investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Each Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, each Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on the Funds’ website, www.aquilafunds.com or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with each Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to each Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2023, there were no proxies related to any portfolio instruments held by the Funds. As such, the Funds did not vote any proxies. Applicable regulations require us to inform you that each Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No current action on the part of shareholders is required.

For the fiscal year ended March 31, 2024, the following percentage of the dividends and distributions paid by the Funds were taxable as follows:

	Dividends Paid	Exempt Interest Dividends (%)
Aquila Tax-Free Trust of Arizona	$5,512,775	91.9%
Aquila Tax-Free Fund of Colorado	$3,539,598	94.6%
Aquila Churchill Tax-Free Fund of Kentucky	$3,876,694	98.1%
Aquila Tax-Free Trust of Oregon	$9,183,930	96.9%
Aquila Narragansett Tax-Free Income Fund	$4,186,195	98.0%
Aquila Tax-Free Fund For Utah	$7,068,107	97.1%

Prior to February 15, 2025, shareholders will be mailed the appropriate tax form(s) which contained information on the status of distributions paid for the 2024 calendar year.

178  |  Aquila Municipal Trust

Founders
Lacy B. Herrmann (1929-2012)
Aquila Management Corporation, Sponsor

Manager
AQUILA INVESTMENT MANAGEMENT LLC
120 West 45th Street, Suite 3600
New York, New York 10036

Board of Trustees
Patricia L. Moss, Chair
Diana P. Herrmann, Vice Chair
Ernest Calderón
Gary C. Cornia
Grady Gammage, Jr.
Glenn P. O’Flaherty
Heather R. Overby
Laureen L. White

Officers
Diana P. Herrmann, President
Paul G. O’Brien, Senior Vice President
Royden P. Durham, Vice President and Portfolio Manager
Timothy Iltz, Vice President and Portfolio Manager
Anthony A. Tanner, Vice President and Portfolio Manager
Vasilios Gerasopoulos, Assistant Vice President and Portfolio Manager
Stephen J. Caridi, Senior Vice President
Robert C. Arnold, Vice President
Christian Alexander Bremer, Vice President
Troy Miller, Vice President
Christine L. Neimeth, Vice President
M. Kayleen Willis, Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer
Anita Albano, Secretary

Distributor
AQUILA DISTRIBUTORS LLC
120 West 45th Street, Suite 3600
New York, New York 10036

Transfer and Shareholder Servicing Agent
BNY MELLON INVESTMENT SERVICING (US) INC.
118 Flanders Road
Westborough, Massachusetts 01581

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, New York 10286

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-AMTAR-0524

ITEM 2.     CODE OF ETHICS.

(a)	As of March 31, 2024 the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended;

(c)	N/A

(d)	N/A

(f)(2)	The text of the Registrant's Code of Ethics that applies to the Registrant's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Registrant's Internet address at aquilafunds.com.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(i)	The Registrant’s Board of Trustees has determined that Ms. Patricia Moss and Mr. Glenn O’Flaherty, members of the Registrant’s Audit Committee, are audit committee financial experts. Ms. Moss and Mr. O’Flaherty are both “independent” as such term is defined in Form N-CSR.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of each Series of the Registrant's annual financial statements were as follows:

	2023	2024
Aquila Churchill Tax-Free Fund of Kentucky	$19,900	$21,400
Aquila Narragansett Tax-Free Income Fund	$21,400	$22,800
Aquila Tax-Free Fund For Utah	$25,600	$26,700
Aquila Tax-Free Fund of Colorado	$20,900	$20,700
Aquila Tax-Free Trust of Arizona	$21,300	$22,700
Aquila Tax-Free Trust of Oregon	$29,700	$32,300

(b)	Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

(c)	Tax Fees – Each Series of the Registrant was billed by the principal accountant for return preparation and tax compliance as follows:

	2023	2024
Aquila Churchill Tax-Free Fund of Kentucky	$3,500	$3,500
Aquila Narragansett Tax-Free Income Fund	$3,500	$3,500
Aquila Tax-Free Fund For Utah	$3,500	$3,500
Aquila Tax-Free Fund of Colorado	$3,500	$3,500
Aquila Tax-Free Trust of Arizona	$3,500	$3,500

(d)	All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in (a) thorough (c) above.

(e)(1)	Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

(e)(2)	None of the services described in (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

(f)	Not applicable.

(g)	There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

(h)	Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.     INVESTMENTS.

(a)                 Schedule I -Included in Item 1 above

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
                    INVESTMENT COMPANIES.

Not applicable.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND
                    AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the “Committee”) may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.     CONTROLS AND PROCEDURES.

(a)	Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that the information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant has carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)	Change in Internal Controls. There have been no significant changes in Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

ITEM 12.     DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT
                      INVESTMENT COMPANIES

Not applicable

ITEM 13.     EXHIBITS.

(a)(1)	Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA MUNICIPAL TRUST

By:   /s/ Diana P. Herrmann

Vice Chair, Trustee and President

June 4, 2024

By:   /s/ Joseph P. DiMaggio

June 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Diana P. Herrmann

Diana P. Herrmann

Vice Chair, Trustee and President

June 4, 2024

By:   /s/ Joseph P. DiMaggio

Joseph P. DiMaggio

Chief Financial Officer and Treasurer

June 4, 2024